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                                                                    EXHIBIT 10.1

                          MASTER DISTRIBUTION AGREEMENT

                                     BETWEEN

                                SYSCO CORPORATION

                                       AND

                  ARAMARK FOOD AND SUPPORT SERVICES GROUP, INC.

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                                TABLE OF CONTENTS

1         SCOPE.........................................................  4
          (a)   Scope...................................................  4
          (b)   Designation of Distributors.............................  4
          (c)   Primary Distributor Status..............................  5
          (d)   Operating Company Transitioning.........................  5
2.        PRODUCT CATEGORIES............................................  5
3.        SERVICE.......................................................  7
4.        DELIVERY......................................................  9
5.        REPORTING.....................................................  9
6.        ORDERING PROCEDURES........................................... 10
7.        TERMINATION................................................... 12
8.        CALCULATION OF COST........................................... 12
          (a)   Cost-Based Program...................................... 12
          (b)   Definition of SYSCO's Cost.............................. 12
          (c)   Net Weight Definition................................... 14
9.        PRICING AND MARGINS........................................... 14
          (a)   Pricing Calculations and Adjustments.................... 14
          (b)   Primary Distributor Pricing............................. 15
          (c)   Smallwares Pricing...................................... 15
          (d)   Contract Pricing........................................ 16
          (e)    * and Other Contract Pricing........................... 17
          (f)   Specialty Meat Items.................................... 17
          (g)   Food Show Participation................................. 17
10.       ALLOWANCES.................................................... 18
          (a)   National Volume Discount ............................... 18
          (b)   Marketing Allowance..................................... 18
          (c)   SYSCO Brand Performance Allowance....................... 18
          (d)   Produce Incentive Allowance............................. 18
          (e)   Purchase Verification .................................. 19
11.       ARAMARK PROPRIETARY MERCHANDISE............................... 19
12.       PAYMENT TERMS................................................. 19
13.       INVOICING..................................................... 20
14.       AUDIT......................................................... 20
15.       INSURANCE AND INDEMNITY....................................... 21
16.       PROCEDURES MANUAL............................................. 23
17.       MINORITY-OWNED AND WOMEN-OWNED SUPPLIERS...................... 23
18.       COMPLIANCE WITH LAWS AND STANDARDS............................ 23
19.       MISCELLANEOUS PROVISIONS...................................... 24

ATTACHMENTS: EXHIBIT A - Products and Margins List
             EXHIBIT B - Primary Distributors and Market Commodity Pricing

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*  Material omitted and separately filed with the Commission under an application for confidential treatment.

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             EXHIBIT C - Specialty Beef Items
             EXHIBIT D - Performance Allowance
             EXHIBIT E - Produce Excluded Produce Incentive Allowance EXHIBIT F - Sample ARAMARK Audit Format
             EXHIBIT G - Women-Owned and Minority-Owned Suppliers
             EXHIBIT H - Food Safety Standards
             EXHIBIT I - SYSCO Ground Beef Safety Standards

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                          MASTER DISTRIBUTION AGREEMENT

     THIS MASTER DISTRIBUTION AGREEMENT (the "Agreement") is made as of February 1, 2002 (the "Effective Date") by and between ARAMARK FOOD AND SUPPORT SERVICES GROUP, INC. ("ARAMARK") and SYSCO CORPORATION ("SYSCO").

                                    RECITALS:

     A. ARAMARK and SYSCO are parties to a certain Master Distribution Agreement dated January 2, 1992, as amended (the "Prior Agreement").

     B. Under the Agreement, SYSCO provides distribution services to ARAMARK, its affiliates and Components (hereinafter defined).

     C. Based on the overall volume of purchases made by ARAMARK and its Components, and the business opportunities presented to SYSCO, ARAMARK and SYSCO have agreed to modify the terms and conditions under which distribution services are provided to the Components (hereinafter defined), as hereinafter set forth.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the promises contained herein, and with intent to be legally bound, ARAMARK and SYSCO agree, effective as of the Effective Date, as follows:

1.   SCOPE.

     (a) Scope. Under this Agreement, SYSCO and its subsidiaries and other affiliates (the "Operating Companies") will distribute a full line of food service products, including without limitation, the products listed on Exhibit A, to service locations managed by ARAMARK and its affiliates and designated by ARAMARK as participating in the SYSCO Distribution Program (the "Components"). SYSCO will cause the Operating Companies to perform in accordance with the terms and
          conditions of this Agreement.    *

     (b)  Designation of Distributors.

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*  Material omitted and separately filed with the Commission under an application for confidential treatment.

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     (1)  The Operating Companies set forth on Exhibit B are designated as
Primary Distributors (hereinafter defined) under this Agreement. The term "Primary Distributor" shall mean any Operating Company designated by ARAMARK as the primary, authorized distributor of food service products within the product categories set forth in Section 2(a) for certain Components.

     (2) From time to time, ARAMARK may designate additional Operating Companies as Primary Distributors, with the consent of SYSCO, which will not be unreasonably withheld.

     (c) Primary Distributor Status. ARAMARK will grant SYSCO and all Primary Distributors, the opportunity to supply, on a preferred (but not exclusive) basis, products in the categories in Section 2(a). As preferred distributors, SYSCO and the Primary Distributors will be the distributors designated by ARAMARK as the primary, authorized distributors of such products to the Components. With respect to service locations which come under management by ARAMARK's affiliates after the Effective Date, ARAMARK will in good faith consider designating those locations as Components under this Agreement. However, ARAMARK makes no guarantee, warranty or other commitment that all food service locations managed by ARAMARK's affiliates will purchase any products, or any minimum quantity of products from SYSCO or any Primary Distributor or other Operating Company to the exclusion of any other vendor. *

     (d) Operating Company Transitioning. To create more efficient geographic boundaries for the Primary Distributors and Components, and therefore improve service levels, from time to time SYSCO may request and ARAMARK may agree, to transition one or more designated Components from being serviced by one Operating Company to being serviced by another Operating Company. Such transition will be conditioned upon: (1) SYSCO's * of products purchased from the new Operating Company will not exceed SYSCO's * of products from the former Operating Company, (2) the specified products available from the new Operating Company will be the same as the specified products available from the former Operating Company, and (3) the transitioned Components will be permitted to participate fully by the new Operating Company in all food shows and similar promotions. SYSCO and ARAMARK will establish and apply a protocol for identifying Components to be transitioned and for ensuring that the conditions in (1), (2) and (3) are met at and after the transition for at least 24 months. At the time of a transition related to a transition from one Operating Company to another, or in connection with an acquisition or other transaction, ARAMARK may request, and SYSCO will in good faith consider, a * .

2.   PRODUCT CATEGORIES.

     (a) SYSCO will cause its Operating Companies to distribute a full line of food service products under this Agreement including without limitation, SYSCO brand

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*  Material omitted and separately filed with the Commission under an application for confidential treatment.

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products, products bearing national brands, and other products selected by
ARAMARK and meeting ARAMARK's specifications, including without limitation, ARAMARK Proprietary Merchandise (defined in Section 11). The product categories are as follows:

    (1)  Healthcare
    (2)  Dairy (including eggs)
    (3)  Meats
    (3A) Specialty Meats
    (4)  Seafood
    (5)  Poultry
    (6)  Frozen (other than frozen Meats, Seafood and Poultry)
    (7)  Canned and Dry
    (8)  Paper & Disposables
    (9)  Chemicals & Janitorial
    (10) Supplies & Equipment
    (11) Produce
    (12) Dispenser Beverages (including coffee and postmix products)

EXHIBIT A identifies each product category, *

     Products identified with a "W" under the heading "Calc Freq" on Exhibit A are priced weekly, and are hereinafter referred to as "Market Commodity Products". Products identified with a "U" or with a "T" under such heading on Exhibit A are priced monthly, or based on the date of last receipt, respectively, in accordance with Sections 8 and 9 of this Agreement.

     (b) Unless otherwise specified by ARAMARK, when a specific SYSCO labeled product is purchased for a Component, only SYSCO label products bearing the brand SYSCO Classic and Reliance will be sold and delivered to such Component to ensure consistency of quality and costs; provided that an equivalent product bearing the Classic or Reliance label is stocked by the Operating Company. SYSCO will use its best efforts to cause the Operating Companies to stock Classic and Reliance. Any SYSCO label product supplied which is not SYSCO Classic or Reliance label, will be consistent with the specifications and quality of the SYSCO Classic or Reliance label. SYSCO will use its best efforts to notify ARAMARK and Components of any modification to a specification for the brand SYSCO Classic, the brand SYSCO Reliance or any other SYSCO brand. Without limiting Section 11, ARAMARK will use reasonable efforts to assist SYSCO in stabilizing and ultimately reducing, where practical, the number of SKU's associated with servicing Components.

     (c) ARAMARK acknowledges that SYSCO receives earned income and obtains operational advantages from the sale of SYSCO brand products to Components. SYSCO acknowledges that ARAMARK as a global food service provider in a highly

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*  Material omitted and separately filed with the Commission under an application for confidential treatment.

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competitive marketplace, must retain discretion to select products for use at food service locations managed by ARAMARK's affiliates. Accordingly, SYSCO may at any time and from time to time, offer to provide SYSCO brand products to ARAMARK and Components. ARAMARK may, in its discretion and exercising its judgment as a global food service provider, choose to purchase SYSCO brand products which are reasonably equivalent (as determined by ARAMARK in its discretion and exercising such judgment) to other products from other vendors of ARAMARK.

3.   SERVICE.

     (a) Operating Companies will provide Components with complete and timely service in all aspects of distribution services to be provided under this Agreement, including without limitation, (1) achieving the agreed-upon fill rate of each order, in the aggregate, (2) providing proper follow up of each order as required by each Component, (3) correcting untimely or incomplete deliveries and deliveries of damaged, spoiled or pilfered products and (4) preventing their recurrence. The term "fill rate" is defined as for each order, the percentage of items of products ordered by a Component which are actually delivered to such Component. The agreed upon fill rate is * . After the end of each quarter, beginning with the third quarter of ARAMARK's 2002 fiscal year, SYSCO will report to ARAMARK each Operating Company's fill rates for Components served by such Operating Company.

     (b) To facilitate order placement, SYSCO will cause all Operating Companies to transmit weekly and monthly price order guides (the "Order Guides") to ARAMARK. All Order Guides (1) will, for each product, contain a product description and identify the brand, pack and size, quality and grade, item code number, line item number, and price of such product, (2) will correspond with ARAMARK's Periods (hereinafter defined), and (3) will be customized and tailored to the product requirements of the ARAMARK line of business of which the Component is a part. Order Guides will be distributed weekly and monthly. Weekly Order Guides will identify prices of all Market Commodity Products. For those Components which order electronically, Operating Companies will make monthly and weekly Order Guides available electronically prior to their effective dates. For those Components which do not order electronically, Operating Companies will provide hard copy weekly Order Guides on a weekly basis, and hard copy monthly Order Guides on a monthly basis, prior to their effective dates. The term "Period" is defined as each of those 12 accounting periods, which together comprise a fiscal year of ARAMARK. In addition, each month, upon ARAMARK's request, each Operating Company will send to ARAMARK, a copy of such Operating Company's * for such month, at least * days prior to * . Further, ARAMARK shall have access to * on the application of * to that * , on an as-requested basis. Order guides and SYSCO invoices will correspond to ARAMARK's general ledger account codes.

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*  Material omitted and separately filed with the Commission under an application for confidential treatment.

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     (c)  Each Operating Company will assign a salaried, non-commissioned
Account Executive and a Customer Service Representative to ARAMARK's account. The SYSCO Account Executive and the SYSCO Customer Service Representative will maintain contact with the manager (or his designee) of each Component served by the Operating Company which assigned them, on a basis satisfactory to each Component manager (or his designee), to ensure complete service levels, to enter and check the accuracy of orders and to resolve service and product deficiencies. In addition, each SYSCO Account Executive will visit each Component served by such SYSCO Account Executive and meet with the manager of such Component, at least once each month, on a date and at a time satisfactory to each of them.

     (d) The mechanics of service, including without limitation, credits and pick-ups, will be established by the Component manager (or his designee), the assigned SYSCO Account Executive and the assigned Customer Service Representative, based on the policies and procedures manual to be prepared and supplied by SYSCO under Section 16.

     (e) Operating Companies will provide each Component location with at least one delivery each week. More or less frequent deliveries may be agreed upon by the Component manager (or his designee) and the Operating Company's assigned Account Executive on a Component-by-Component basis.

     (f) Upon request by a Component, Operating Companies will provide to that Component those products not normally carried in inventory but which are required for special events, provided that the Component gives reasonably adequate notice of its requirements. ARAMARK will use reasonable efforts to minimize or avoid returns after special events, i.e. irregular, one-time events. * will be discussed and agreed upon by ARAMARK's Vice President, North American Distribution and SYSCO's Vice President, Multi-Unit Sales, prior to any assessment or billing therefor.

     (g) SYSCO shall provide at its cost and expense, a SYSCO Account Executive acceptable to ARAMARK, who shall be based in the ARAMARK Tower, Philadelphia, PA or such other location as ARAMARK may designate and who shall report to ARAMARK's Vice President, Distribution. SYSCO agrees that SYSCO and such SYSCO employee may be required to execute, and if requested, shall execute, a nondisclosure agreement in form reasonably satisfactory to counsel for SYSCO and ARAMARK, to protect and avoid or limit disclosure of any trade secrets or other confidential or proprietary information of ARAMARK or information of third parties whose confidentiality has been entrusted to ARAMARK.

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*  Material omitted and separately filed with the Commission under an application for confidential treatment.

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     (h)  With respect to account management, SYSCO, at a level at least as high as its Vice President, Multi-Unit Sales, will conduct inperson business reviews with ARAMARK, on a quarterly basis. Included in such meetings will be a SYSCO finance person, at a level at least as high as Corporate Controller. In addition, SYSCO will provide to ARAMARK, on a quarterly basis, reports of credits due to ARAMARK from each Operating Company, and SYSCO will make a SYSCO finance person, at a level at least as high as Corporate Controller, available to review such reports with ARAMARK, and responsible to implement follow-up actions established during such reviews with ARAMARK.

     (i) With respect to research and development activities, SYSCO will provide to ARAMARK the opportunity to engage in test, pilot or co-development projects with SYSCO any new marketing, merchandising and promotional concepts created by SYSCO, such as new kiosks, or new brands. SYSCO will notify ARAMARK of any such opportunity. ARAMARK may accept such opportunity by notice to SYSCO given not more than 30 days after receipt of notice from SYSCO. SYSCO and ARAMARK will then establish the parameters of the test, pilot or co-development project , and SYSCO and ARAMARK will implement such project. *

If the project implementation is unreasonably delayed by ARAMARK, SYSCO may cancel the project *

4.   DELIVERY.

     (a) Each Operating Company will establish a delivery schedule for each Component served by the Operating Company, as agreed upon by the Component manager and the Operating Company's assigned Customer Service Representative or Account Executive. The number of deliveries to each Component will be determined by the service level required, subject to Section 3(e).

     (b) All Operating Companies will use their best efforts to make all deliveries between the hours of 7:00 a.m. and 11:30 a.m., and 1:00 p.m. and 5:00 p.m., unless otherwise specified by the Component manager.

     (c) SYSCO and ARAMARK have entered into this Agreement to achieve the highest and best level of service, product delivery, and product quality, and the most efficient and consistent cost and pricing to ARAMARK. SYSCO acknowledges that ARAMARK and Components will require, in each geographic area, and from each Operating Company, different delivery schedules to provide the highest and best service levels, and the most efficient and consistent cost and pricing, to ARAMARK. SYSCO therefore acknowledges and specifically agrees that SYSCO and each Operating

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*  Material omitted and separately filed with the Commission under an application for confidential treatment.

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Company will cooperate and agree with ARAMARK and Components as to deliveries and service on a basis mutually acceptable to ARAMARK and such Operating
Company.

5.   REPORTING.

     (a)  Each Operating Company will provide the following reports to ARAMARK.

     (1) SYSCO will cause all Operating Companies to provide ARAMARK and Components with Order Guides, in accordance with Section 3(b). SYSCO will maintain an electronic link between SYSCO and ARAMARK's Corporate Officeso that all weekly and monthly Order Guides will be transmitted electronically to ARAMARK's Corporate Office by direct electronic link or by magnetic tape or disk mailed to ARAMARK's Corporate Office, as determined by ARAMARK. If requested, SYSCO will provide written copies of weekly and monthly order guide, and a copy of the disaster recovery plan for SYSCO and any Operating Company.

     (2) SYSCO will cause Operating Companies to compile ARAMARK's computerized product usage data ("Usage Data") and to provide Usage Data to ARAMARK on magnetic tape or cartridge to ARAMARK for input into ARAMARK's computer product tracking system, ARATRACK. ARAMARK will develop and maintain ARATRACK. SYSCO will provide the services of a suitably trained employee at SYSCO's corporate headquarters to coordinate development and maintenance of ARATRACK and timely provision of Usage Data to ARAMARK. Operating Companies will provide Usage Data to ARAMARK on a monthly basis. Usage Data will be mailed to ARAMARK on magnetic tape or cartridge, as determined by ARAMARK and will be in a form and content compatible with ARATRACK and otherwise in compliance with ARAMARK's written ARATRACK Specifications. Usage Data will be provided to ARAMARK no later than the second Friday following the close of each Period. ARAMARK and SYSCO will cooperate in the implementation of a reporting mechanism that will allow SYSCO to report Usage Data to ARAMARK via an FTP server or other electronic communications, in lieu of the magnetic tape or cartridge reporting media set forth above.

     (3) Usage Data will be provided at * cost to ARAMARK. If ARAMARK requires special customized reports, such reports will be provided by the applicable Operating Company *.

     (4) Upon ARAMARK's written request, SYSCO will provide * the Usage Data provided to ARAMARK and the Components, subject to the below listed conditions:
The information will only be made available in one of SYSCO's standard electronic formats or utilizing EDI ANSI X.12 standards. ARAMARK shall ensure that *

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*  Material omitted and separately filed with the Commission under an application for confidential treatment.

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6.   ORDERING PROCEDURES.

     (a) All orders will be placed by Components, ordering by product item or line numbers shown in the Order Guides. SYSCO and each of the Operating Companies will use their best efforts to establish uniform product item code numbers and to provide to Components electronic order entry software packages or electronic order entry transmission capability for order placement.

     (b) Each Component will be assigned a call day and approximate call time for placing orders and will be notified of the assigned call day and time. The assigned SYSCO Customer Service Representative will call for the orders on the assigned call day at the approximate call time.

     (c) Each Operating Company will incorporate ARAMARK's Specified Products Program * into its written procedures (and where established, into its computer systems and procedures) for responding to orders placed by Components. * ARAMARK will from time to time notify SYSCO of those products which are preferred under ARAMARK's Specified Products Program. SYSCO will notify Operating Companies of such products.

     (d) Any Component may place, and the Primary Distributor serving the Component will fill, emergency orders to provide continuity of service. The Primary Distributor serving the Component placing an emergency order will fill each emergency order at a price established in the manner provided in Section 9. Flagrant abuse of emergency order procedures may be brought to the attention of ARAMARK's Regional Distribution Managers by SYSCO.

     (e) Substitution of Products. Except as provided in Section 6(d), no Operating Company may substitute any products for other products ordered by Components. Products which are out of stock or product substitutions made pursuant to Section 6(d) in connection with ARAMARK's Specified Products Program will be communicated to each Component, prior to delivery as follows. The Operating Company's Customer Service Representative will call those Components affected and will suggest substitute products to be shipped. Substitute products will be shipped to a Component affected only after the Component manager (or his designee) has approved the substitution. A substituted product of higher quality or grade than the product ordered will be sold at the price in effect at the time of the order for the product originally ordered, calculated pursuant to
Section 9. A substitute product of lower quality than the product ordered, will be sold at the price in effect at the time of the order for that substitute product, calculated pursuant to Section 9.

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*  Material omitted and separately filed with the Commission under an application for confidential treatment.

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     (f)  Shortages. SYSCO and each Primary Distributor acknowledge that the designation of a SYSCO operating company as a Primary Distributor limits the circumstances in which ARAMARK and Components will purchase from alternate suppliers. Therefore, where a Component orders from a Primary Distributor, SYSCO and the Primary Distributor will use their respective best efforts to supply such Component with its entire order if product is available in the marketplace.

7.   TERMINATION.

     (a) Upon 60 days' prior written notice to SYSCO, ARAMARK may terminate any Operating Company's designation as a Primary Distributor in one or more market areas, as to one or more Components, or any combination thereof. If, however, ARAMARK desires to so terminate any Operating Company's designation as a Primary Distributor as a result of the expiration or termination of any contract pursuant to which an affiliate of ARAMARK manages an Component, ARAMARK will not be obligated to provide 60 days' prior written notice and ARAMARK will provide only such prior written notice as ARAMARK determines to be practical under the circumstances. SYSCO will notify the terminated Operating Company of its termination, the scope of its termination and the termination date. ARAMARK will order and the terminated Operating Company will deliver to one or more locations designated by ARAMARK all ARAMARK Proprietary Merchandise on hand in inventory within 30 days after the termination date.

     (b) Either party may terminate this Agreement upon 180 days' prior written notice to the other party. The term of this Agreement will commence as of February 1, 2002 and shall continue in effect until January 31, 2006, unless sooner terminated.

8.   CALCULATION OF COST.

     (a) Cost-based Program. Except as otherwise provided in Section 9(e), all prices to ARAMARK for products, including without limitation, substitute products and products not listed in a Order Guide, will be calculated on SYSCO's cost (hereinafter defined), plus a defined margin based on product category, major description, intermediate description and minor description on Exhibit A. No changes may be made to Exhibit A without ARAMARK's prior written consent. In addition, the parties acknowledge that where a contract client of ARAMARK or its affiliates competitively bids such client's purchasing program directly, SYSCO may bid at such costing and pricing as SYSCO in its sole discretion, chooses. Should SYSCO be awarded any such bid, the purchases made pursuant to the bid shall not be included in the total purchases upon which SYSCO is obligated to pay ARAMARK the National Volume Discount, Marketing, Produce Incentive and SYSCO Brand Performance allowances under Section 10 and any other allowance agreed upon by the parties. SYSCO acknowledges that ARAMARK and its affiliates, under their respective operating agreements with contract clients, are responsible for the purchasing of food, beverages and other supplies. *

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*  Material omitted and separately filed with the Commission under an application for confidential treatment.

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     (b)  Definition of SYSCO's Cost. The term "SYSCO's cost" is defined as the
Vendor's Last Invoice Price, plus * freight charged (including freight charged by SYSCO Logistics or any entity which assumes the internal freight function), if not included in the Vendor's Last Invoice Price, less all off-invoice vendor allowances, discounts and off-invoice promotions for the period of the promotion, excluding cash discounts, breakage allowances and spoilage allowances.

     (1) The term "Vendor's Last Invoice Price" is defined as, for each product received, the invoice price shown on the last invoice for such product issued by the product vendor prior to the date on which a Operating Company calculates SYSCO's cost and establishes the price of such product. *

Where ARAMARK establishes contract pricing for a product as described in Section 9(d) and 9(e), (whether FOB plant or delivered to SYSCO's dock), the Vendor's Last Invoice Price, for purposes of calculating SYSCO's cost and the sell price of such product, will be

                                        *

For the avoidance of doubt, ARAMARK contract pricing will include contracts where ARAMARK's vendor has agreed to supply products to ARAMARK through ARAMARK's designated distributor at the vendor's truckload quantity price *

     (2)  *

     (3)  *

     (4) Cash discounts, actual and imputed, breakage allowances, spoilage allowances and the cost recovery and earned income referenced in Section 8(b)(6) will be excluded from the calculation of SYSCO's cost of a product. Operating Companies will not increase the cost of any product by an imputed cash discount, if the vendor does not offer a cash discount. Operating Companies will not decrease SYSCO's cost of any product by the amount of any actual cash discount made available by the vendor to the Operating Company, except as provided in
Section 9(d)(5). *

     (5) Allowances (including bid and nonprofit allowances) granted by manufacturers to be passed along to ARAMARK and its Components will be passed along as a reduction to * , prior to * .

     (6) SYSCO and Operating Companies perform value-added services for suppliers of SYSCO brand and other products over and above procurement activities typically provided. These value-added services include regional and national marketing, freight management, consolidated warehousing, quality assurance and performance-based

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*  Material omitted and separately filed with the Commission under an application for confidential treatment.

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marketing. SYSCO may recover the costs of providing these services and may also be compensated for these services and considers this compensation to be earned income. Receipt of such cost recovery or earned income does not affect product cost.

     (c) Net Weight Definition. With respect to the calculation of SYSCO's cost of * products, the term "net weight" means the gross weight of a case, the packaging and the * product in the case, less the weight of the case and the packaging. The net weight, as defined in this sub-Section, will be used, with respect to * products, for all purposes, including calculation of * . For the avoidance of doubt, the * of all products will be calculated on the net weight set forth on the * or * most recent * .

9.   PRICING AND MARGINS.

     (a) Pricing Calculations and Adjustments. (1) SYSCO will cause each Operating Company to calculate SYSCO's cost and to establish prices for all products sold to ARAMARK and its Components (other than Market Commodity Products) prior to the commencement of each Period. SYSCO will cause Operating Companies to sell all products (other than Market Commodity Products) ordered by ARAMARK during such period at such prices. Prior to expiration of each Period, SYSCO and each Operating Company will establish prices of all products (other than Market Commodity Products), which will be in effect for the next following Period and which will reflect increases or decreases in the Vendor's Last Invoice Price for such Products.

     (2) SYSCO will cause each Operating Company to calculate SYSCO's cost of, and to price, Market Commodity Products on the date associated with such Operating Company, as set forth on Exhibit B and such prices will remain in effect for the time period set forth on Exhibit B. Pricing for fresh produce and fresh fish will be adjusted * , with pricing based on SYSCO's cost for the last receiving the day before the price becomes effective. *

     (b) Primary Distributor Pricing. Except as provided in Section 9(e), all prices to ARAMARK from Primary Distributors will be SYSCO's cost, plus a defined margin based on product category, * . No changes will be made to Exhibit A without the prior consent of ARAMARK. Unless otherwise specifically noted on Exhibit A, the margin of each product on Exhibit A is a * such that the price of such product will equal * Notwithstanding anything in this Agreement to the contrary, the * for frozen pizza delivered to * , and for plastic, fiber and composite disposable trays delivered * , will be * , and * , respectively.

     (1) * procedure. Every quarter during the term, SYSCO will provide to ARAMARK with a * report patterned on Exhibit A, showing where all

----------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

products distributed by SYSCO and its Operating Companies have been classified for purposes of calculating SYSCO's cost and sell prices, by product category, * Such report will be "blacklined" against Exhibit A, for convenience of reference. *

     (c) Smallwares Pricing. SYSCO will provide Components with kitchen, cooking, storage and handling equipment and tabletop items and smallwares ("Smallwares"). SYSCO will deliver Smallwares to Components, at SYSCO's option, from Operating Companies, direct from the manufacturer or from SYSCO's Central Warehouse.

     (1) From Operating Companies. All prices for Smallwares shipped from Operating Companies to Components will be at SYSCO's cost, plus a * .

     (A) Any Smallwares orders in excess of $ * (but less than $ * ) will be at SYSCO's cost, plus a * .

     (B) Any Smallwares orders in excess of $ * will be at SYSCO's cost, plus an * .

     (2) From Manufacturers (Drop Ship). All prices for Smallwares, light equipment, capital equipment and other products drop shipped from a manufacturer's factory or distribution facility to Components will equal SYSCO's cost, plus a * . All prices for protein products drop shipped will equal SYSCO's cost, plus a $ * . Freight costs will be included in SYSCO's cost *

     (3) From Central Warehouse. All prices for Smallwares shipped to Components from SYSCO's Central Warehouse on behalf of the Operating Company will be at SYSCO's cost for such Operating Company, plus a * . Freight will be charged only on orders under $ * . All products other than Smallwares, shipped from SYSCO's Central Warehouse, will be at SYSCO's Cost for the Operating Company, plus an * . Freight will be charged only on orders under $ *.

     (d)  CONTRACT PRICING.

     (1) Coffee. Operating Companies will obtain ARAMARK's premium blend coffee for ARAMARK's manual and vending operations through deliveries from ARAMARK approved roasters. Operating Companies will deliver ARAMARK's premium blend coffee to Components at the prices invoiced to the Operating Companies by ARAMARK approved roasters, plus *

----------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

SYSCO and each Operating Company will not add any surcharge, fee, or other amount to the price of ARAMARK premium blend coffee charged to any Component. *

     (2) Chemicals. Operating Companies will deliver chemical products to Components at the prices for those products established under ARAMARK's contract with the manufacturer(s) of such products.

     (3) Disposables. Operating Companies will deliver disposable products, such as those sold by * and other manufacturers, to Components at the prices for those products established in ARAMARK's contract with vendors, * plus the margin set forth on Exhibit A.

     (4) Paper Products. Operating Companies will deliver paper products, such as those sold by * and other manufacturers, to Components at the prices established in ARAMARK's contract with vendors, plus the margin set forth on Exhibit A.

     (5)  * (post-mix syrup). SYSCO will cause Operating Companies to distribute
* post-mix syrup at the * contract price as stipulated by the * Program; provided that each Operating Company will reduce SYSCO's cost for syrup by the amount of the cash discount received by the Operating Company from *

     (e) * and other Contract Pricing. From time to time ARAMARK may choose to enter into * and contract pricing agreements with manufacturers. ARAMARK will notify SYSCO of the relevant terms of those agreements. SYSCO will cause Operating Companies to perform this Agreement in a manner consistent with such agreements. ARAMARK will endeavor to give SYSCO 30 days advance notice of the implementation of such agreements and changes thereto.

     (1)  FRESH SHELLED EGGS. (A) *

     (B) The margin for * pasteurized eggs, or other * pasteurized eggs, provided under contract between * or other manufacturer and ARAMARK, will be an
* .

     (f) Specialty Meat Items. Where a Component orders specialty meat products through an Operating Company, the price of such products will be SYSCO's cost, plus a * . The * for specialty meat products are set forth below . The * will be added, in lieu of any other * , including without limitation, those * set forth in Exhibit A. For the avoidance of doubt, specialty meat is defined as the products listed on Exhibit C. Effective at signing of this Agreement, the * for specialty meat shall be:

----------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

                     * per pound                   * per pound
                     ------------                   -----------

                       $ * to *                         $ *
                       $ * to *                         $ *
                       $ * to *                         $ *
                       $ * to *                         $ *
                       $ * or more                      $ *

All billings for specialty meat products will be made by the Operating Companies, unless and until ARAMARK and SYSCO * .

     (g) Food Show Participation. SYSCO will allow Component Frontline Managers to place orders at its Operating Companies' food shows, * so long as the Frontline Managers attend such food shows.

10. Allowances. Based on the overall volume of purchases made by ARAMARK and its Components, and the business opportunities presented to SYSCO, SYSCO will provide to ARAMARK the following allowances:

     (a) National Volume Discount. Effective February 1, 2002, SYSCO will pay to ARAMARK a * national volume discount allowance (the "National Volume Allowance") on any and all purchases by Components, unless otherwise agreed in writing. * SYSCO will pay the National Volume, Marketing, and Produce Incentive Allowances earned by ARAMARK based on ARAMARK's purchases in a Period by the * . In addition to these allowances, and the Performance Allowance, SYSCO will pay to ARAMARK a * prompt payment allowance on all ARAMARK purchases in accordance with Section 12.

     (b) Marketing Allowance. Effective February 1, 2002, SYSCO will pay to ARAMARK a national marketing allowance (the "Marketing Allowance") on any and all purchases by Components. For the 12 months beginning February 1, 2002, the amount of the allowance will be * of total purchases. SYSCO and ARAMARK will review the amount of such allowance at the end of each 12 month period during the term, with the first such review occurring at or before February 1, 2003, and SYSCO and ARAMARK may agree to adjust such allowance, effective for the following 12 month period. In no event will such allowance exceed * of total purchases. Adjustments to the allowance may be based on criteria such as the drop size, frequency of drops and delivery costs experienced by SYSCO, and the value to SYSCO of being able to market itself to other customers and potential customers, as the preferred distributor of ARAMARK and the Components.

----------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

     (c) SYSCO Brand Performance Allowance. Effective February 1, 2002 and continuing thereafter during the term of this Agreement, SYSCO shall pay to ARAMARK a Performance Allowance (the "Performance Allowance"), under and subject to the terms and conditions of Exhibit D. SYSCO guarantees that the SYSCO brand version of a product previously supplied to ARAMARK by any such manufacturer with the manufacturer's brand or other brand shall be packed by such manufacturer.

     (d) Produce Incentive Allowance. Effective February 1, 2002, SYSCO will pay ARAMARK a produce incentive volume allowance (the "Produce Incentive Allowance") at the rate of * on all product, in Category 11, other than the products listed on Exhibit F, purchased by ARAMARK and its Components. All items in Category 11, set forth in Section 2(a), will be deemed produce, except for prepared salads, salsa, tortillas, juice, drinks, cheese and spreads, soups, donuts, cake and candy. At the end of each Period, SYSCO will provide ARAMARK with a report on * purchases, and the * of such purchases into * purchases.

     (e) Purchase Verification. Calculation and payment of the allowances earned in this Section for a Period (or any other period of time) shall be based on ARATRACK data; provided, however, that if ARAMARK's accounts payable data show purchases in excess of the purchases shown on ARATRACK data, for any Period (or other period of time), SYSCO will calculate and pay the allowances described in this Section on that incremental volume of purchases, as well as the volume shown on ARATRACK data for such Period (or other period of time). For the avoidance of doubt, purchases from Specialty Companies, through an Operating Company or any other affiliate of SYSCO, shall be included for purposes of calculating the Allowances.

11.  ARAMARK PROPRIETARY MERCHANDISE.

     (a) When requested by ARAMARK, Operating Companies selected by ARAMARK will stock ARAMARK Proprietary Merchandise, merchandise bearing a national or regional brand and private label merchandise, provided that (1) the manufacturer of such ARAMARK Proprietary Merchandise or other merchandise has delivered to ARAMARK a warranty and indemnity agreement providing protections customarily obtained by ARAMARK, which are extended to SYSCO, and (2) there is a minimum movement of * cases per week for each Operating Company selected by ARAMARK to stock such items. There will be a * day grace period to reach the average movement of * cases per week, commencing on the date SYSCO notifies ARAMARK that
* cases of the item are in stock at each Operating Company selected by ARAMARK. Where ARAMARK agrees to transition distribution business from one Operating Company to another, SYSCO will waive the * case movement requirement for the stocking of ARAMARK's Specified Products or other merchandise, other than ARAMARK Proprietary Merchandise, for a period of * from the date of such transition.

----------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

     (b) ARAMARK Proprietary Merchandise that has been discontinued by ARAMARK will be the responsibility of ARAMARK to deplete from inventories of Operating Companies within * days. ARAMARK will be responsible to deplete perishable items within * days.

     (c) The term "ARAMARK Proprietary Merchandise" is defined as only those products purchased at the direction of ARAMARK exclusively for ARAMARK lines of business, manufactured and packaged with the ARAMARK logo or other mark proprietary to ARAMARK.

12.  PAYMENT TERMS.

ARAMARK will pay invoices under this Agreement within 45 days after the date of invoice. SYSCO will pay ARAMARK a prompt payment allowance of * on all purchases paid within * days after the date of invoice; provided that for any Period, at least * of the total dollar amount of invoices from SYSCO and the Primary Distributors are paid within * days after the invoice date (the " * Test"). If for any Period, the * Test is not met, SYSCO will pay the prompt payment allowance only for those invoices which were paid within * days after their dates. SYSCO will pay ARAMARK the prompt payment allowance earned in each Period
* . The payment terms in this Section will apply to any arrangement where SYSCO has bid to provide distribution services to a third party, as described in
Section 8(a).

13.  INVOICING.

     (a) Each Operating Company invoice will be addressed to ARAMARK Services, Inc. in care of the component's name and address, and will include the correct Component number and the Operating Company's supplier number (as designated by ARAMARK) for payment.

     (b) Monthly price changes for all products (other than Market Commodity Products) in the product categories listed in Section 2(a) will become effective with the commencement of each Period. Weekly price changes for Market Commodity Products will become effective on the days, and will remain in effect for the periods, identified in Exhibit B.

     (c) SYSCO will cause Operating Companies to design and use weekly and monthly Order Guides to conform to Components' inventory format. Operating Companies will prepare and supply Components with weekly and monthly Order Guides conforming to the Components' inventory format, and complying with
Section 3. Operating Companies will identify on each invoice subtotals of products purchased comporting to ARAMARK's accounting format, which upon request, will be provided to SYSCO for distribution to Operating Companies.

----------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

14.  AUDIT.

     (a) Upon 15 business days' prior written notice to SYSCO and a Operating Company, ARAMARK may conduct an audit (including verification of such Operating Company's cost and prices) of any or all Operating Companies, as more fully provided in this Section. ARAMARK's notice to SYSCO will state:

     (1)  The Operating Company or companies subject to the audit.

     (2)  The date, time and place of audit.

     (3)  The dates of the pricing periods to be audited.

     (4) The items to be audited (including without limitation, appropriate computer screens).

     (b) ARAMARK will audit * for a period not to exceed * months prior to the date the audit commences (collectively, the "Audit Documents"). Items to be audited will not exceed * line items, whether or not listed items in SYSCO's Order Guides.

     (c) At the time of the audit, ARAMARK will have access to the Audit Documents for all items being audited. *

     (d) In addition to the Audit Documents, SYSCO will make available * prior to the date on which SYSCO's cost and the price of a product is established. SYSCO will also make available * for the dates and pricing periods for which prices established by SYSCO or any Operating Company are to be audited. *

     (e) SYSCO also agrees that, upon notification of an audit, each Operating Company which is the subject of the audit will utilize ARAMARK's format if requested to do so. An example of ARAMARK's format is attached as Exhibit F. If, on the second audit, (1) such Operating Company does not utilize ARAMARK's audit format and procedures or does not provide reports or other documents requested by ARAMARK, or (2) *

ARAMARK reserves the right to re-audit, at its discretion, where audit results are unsatisfactory. In that event, ARAMARK may review invoices and freight bills issued an additional * prior to the audit period if such documentation is available. Furthermore, ARAMARK may review additional line items and additional materials, which will be provided by SYSCO upon ARAMARK's request. *

----------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

15.  INSURANCE AND INDEMNITY.

     (a) SYSCO and each Operating Company will obtain and continue in force, during the term of this Agreement, at their own expense, the following insurance coverage:

     (1) Workers' Compensation Insurance and Occupational Disease Insurance as required by the laws of the state or states wherein the work is to be performed.

     (2) Employer's Liability Insurance, with limits of at least $100,000 each claim.

     (3) Comprehensive Automobile Liability Insurance with limits on Bodily Injury Liability of $100,000 each person, $1,000,000 each accident and Property Damage Liability of $500,000 each accident, $500,000 aggregate.

     (4) Comprehensive General Liability Insurance, including Operations, Product Liability and Contractual Liability coverage, with limits on Bodily Injury and Personal Injury Liability of $1,000,000 each occurrence, $2,000,000 aggregate and Property Damage Liability of $500,000 each occurrence, $500,000 aggregate.

     (b) SYSCO and each Operating Company will purchase, obtain and maintain insurance policies providing the above-required coverage from qualified insurance companies rated by A. M. Best Company, Inc. (or any successor rating agency similarly recognized by the insurance industry) (the "Rating Agency") in one of the three highest categories of the Rating Agency. Each insurance policy will name ARAMARK, ARAMARK Corporation and their subsidiaries as additional insured, will not contain any cross-liability exclusions and will not be cancelled or materially changed without thirty (30) days' prior written notice to ARAMARK. Such insurance may be provided in the form of blanket policies covering SYSCO and all of its operating divisions and subsidiaries, including without limitation, Operating Companies. Within 30 days after the date hereof, SYSCO and each Operating Company will obtain and deliver to ARAMARK certificates of insurance evidencing the coverage required above. If any insurer from which SYSCO or a Operating Company obtains the above-required insurance coverage ceases to be rated in one of the three highest categories of the Rating Agency, SYSCO or the Operating Company, as the case may be, will obtain, at the time of renewal of such policy or policies, coverage from another qualified insurance company rated in one of such categories, and within thirty 30 days after obtaining such replacement coverage, will deliver to ARAMARK certificates of insurance evidencing the replacement coverage.

     (c) SYSCO will defend, indemnify and hold ARAMARK harmless from all costs, liabilities or other obligations arising out of (1) the performance of this Agreement by SYSCO or any Operating Company, or (2) any product supplied under this Agreement by SYSCO or any Operating Company, except to the extent such costs, liabilities or other obligations are caused by the negligence or willful misconduct of ARAMARK, ARAMARK Services, Inc., or their respective agents or employees or the agents or employees of entities or persons owning or controlling Components.

16.  PROCEDURES MANUAL.

Promptly after the execution hereof, and thereafter, on every other anniversary of February 1, 2002 during the Term (the first being February 1, 2004), SYSCO will prepare and supply each Component, and each Operating Company, at no cost to ARAMARK or any ARAMARK component, with a detailed policies and procedures manual consistent with this Agreement and identifying and explaining all procedures, delivery schedules, credit memos, etc. Such procedures manual will be prepared by SYSCO based upon the existing manual used by SYSCO and ARAMARK, with such changes as SYSCO deems necessary and appropriate to make such manual consistent with SYSCO's "SUS" initiative (a/k/a "SYSCO Uniform Systems"), and will be subject to ARAMARK's approval.

17.  MINORITY-OWNED AND WOMEN-OWNED SUPPLIERS.

It is the policy of both ARAMARK and SYSCO to encourage the interest of minority and women-owned businesses. SYSCO represents and warrants that to the best of SYSCO's knowledge, set forth on Exhibit G attached hereto is a true, correct and complete list of minority-owned and women-owned suppliers from which SYSCO operating companies are purchasing on the date hereof, compiled based on information from SYSCO's suppliers. If requested, SYSCO will provide ARAMARK, at no cost to ARAMARK, information regarding the purchases of the minority-owned or women-owned suppliers' products by Components by Operating Company. SYSCO will notify ARAMARK on a quarterly basis of additions or deletions to Exhibit G attached hereto.

18.  COMPLIANCE WITH LAWS AND STANDARDS.

     (a) In performing this Agreement, SYSCO shall comply, and shall cause the Operating Companies to comply, with all Federal, State and local laws, regulations, rules, ordinances, orders and other legal requirements ("Laws"), including without limitation, the Federal Consumer Products Safety Act, the Fair Labor Standards Act, the Hazardous Substance Act, the Occupational Safety and Health Act of 1970, as amended, and all Federal or State environmental Laws. SYSCO shall also comply, and shall cause the Operating Companies to comply, with ARAMARK's food safety standards set forth on Exhibit H, as applicable to each Operating Company. SYSCO shall cause its suppliers of SYSCO branded products (including the Specialty Companies) to adhere to such standards, as are applicable to such suppliers of such products. Such standards may be revised at any time and from time to time by ARAMARK, and unless otherwise agreed, shall be effective upon receipt thereof by SYSCO.

     (b) Food safety is of paramount important to ARAMARK and SYSCO and the ultimate consumer. To that end, SYSCO had developed stringent standards for the production and packaging of ground beef (the "SYSCO Ground Beef Safety Standards"), a copy of which is attached hereto as Exhibit I. In order to adequately protect SYSCO, ARAMARK and the Components from potential food safety issues relating to the production of ground beef and the ultimate consumer, SYSCO shall not be obligated to utilize any supplier of ground beef which does not meet the SYSCO Ground Beef Safety Standards, whether or not the ground beef supplied by such supplier has been designated by ARAMARK as ARAMARK Proprietary Merchandise or a special order product.

19.  MISCELLANEOUS PROVISIONS.

     (a) SYSCO represents and warrants that it has full right, power and authority to enter into this Agreement and to perform, and to cause each Operating Company to perform, all of the terms and conditions of this Agreement on its or their respective parts to be performed.

     (b) ARAMARK represents and warrants that it has full right, power and authority to enter into this Agreement and to perform all of the terms and conditions of this Agreement on its part to be performed.

     (c) Any information supplied by either party to this Agreement to the other party, including without limitation, client information and purchasing specifications will be considered confidential and will not be disclosed to any third party and will not be used by either party to this Agreement for any reason other than to fulfill the terms of this Agreement. Any party required by law or legal process to disclose any of such confidential information will notify the other as far in advance of such required disclosure as is reasonably feasible. SYSCO will disclose this Agreement to Operating Companies, each of whom will agree in writing to perform its terms and conditions, including without limitation, this provision on confidentiality. SYSCO will provide ARAMARK with an executed original of each such agreement within 30 days after the date of this Agreement.

     (d) This Agreement will not apply to any purchases made by or on behalf of any ARAMARK components from any Operating Companies, including without limitation, any Components which are federal, state or local governmental agencies or instrumentalities, if in the written opinion of counsel to SYSCO or counsel to ARAMARK, the application of this Agreement would violate any federal, state or local law or regulation. In that event, for those Components and Operating Companies, this Agreement will apply and be enforceable to the maximum extent permitted by such law or regulation, as determined by counsel to SYSCO and counsel to ARAMARK. For all other Components and Operating Companies, this Agreement will remain in full force and effect.

     (e) All notices required or permitted to be given under this Agreement by ARAMARK to SYSCO, or by SYSCO or any Operating Company to ARAMARK, will be in writing signed by the notifying party and will be either hand delivered, or deposited in the U. S. certified or registered mail, postage prepaid, return receipt requested addressed as follows:

To ARAMARK:                                             To SYSCO:

ARAMARK Food and Support Services Group, Inc.           SYSCO Corporation
22nd Fl.                                                1390 Enclave Parkway
1101 Market Street, ARAMARK Tower
Philadelphia, PA 19107                                  Houston, TX 77077
ATTN: John Orobono                                      ATTN: Charles Cotros
Senior Vice President, Purchasing and Distribution      Chief Executive Officer & Chairman

                                                        With required copies to:

                                                        SYSCO Corporation
                                                        1390 Enclave Parkway
                                                        Houston, TX 77077
                                                        ATTN: Thomas E. Lankford, Executive
                                                        Vice President

                                                        SYSCO Corporation
                                                        1390 Enclave Parkway
                                                        Houston, TX 77077
                                                        ATTN: Michael C. Nichols
                                                        Vice President & General Counsel

or to such other addresses as the parties may direct notice given as herein provided. All notices given by SYSCO or any Operating Company to any Component will be in writing, and will be signed and given in the manner provided above, to the Component's address, ATTN: Manager, with a copy to ARAMARK. Notices may be transmitted electronically if followed by a confirming written notice given as provided above. Notices will be deemed given when hand delivered, or when received as evidenced by the return receipt or the date notice is first refused if that be the case.

     (f) No waiver of any breach or default of this Agreement will constitute a waiver of any other or further breach or default hereof. This Agreement will be governed by the law of Pennsylvania, without regard to its choice or conflicts of law rules. The parties hereby waive any objection that venue in Philadelphia, Pennsylvania is improper or inconvenient.

     (g) This Agreement constitutes the entire understanding and agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous agreements, writings and other undertakings between on the one hand, SYSCO and its subsidiary or affiliated companies, including without limitation, the Operating Companies, and on the other hand, ARAMARK and its lines of business and their components. All Exhibits attached hereto are incorporated herein by reference. This Agreement may not be amended, altered or otherwise modified except in a writing signed by SYSCO and ARAMARK.

     In Witness Whereof, the undersigned duly authorized officers of SYSCO and ARAMARK have hereunto set their hands and seals on the date first above written.

SYSCO CORPORATION                              ARAMARK FOOD AND SUPPORT
                                               SERVICES GROUP, INC.


By: /s/ Thomas E. Lankford                     By: /s/ Anthony C. Basilio, Jr.
   ----------------------------                   ------------------------------
Name:  Thomas E. Lankford                      Name:  Anthony C. Basilio, Jr.
Title: Executive Vice President and            Title: Vice President
        President of Food Service
        Operations, North America

                                    EXHIBIT A

                            PRODUCTS AND MARGINS LIST

         (All margins listed are * unless otherwise specifically noted)
             (Fees are amounts added to SYSCO's cost to equal price)

----------
* Material omitted and separately filed with the Commission under an application for confidential treatment.

                     SYSCO MDA PRICE CALCULATION DEFINITION

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
01    HEALTHCARE           *                  *       21        MEDICAL
02    DAIRY PRODUCTS       *                  *       02        BUTTER                    *                       *
02    DAIRY PRODUCTS                                  02        BUTTER
02    DAIRY PRODUCTS                                  02        BUTTER                    *                       *
02    DAIRY PRODUCTS                                  02        BUTTER                    *                       *
02    DAIRY PRODUCTS                                  02        BUTTER                    *                       *
02    DAIRY PRODUCTS                                  02        BUTTER                    *                       *
02    DAIRY PRODUCTS                                  02        BUTTER                    *                       *
02    DAIRY PRODUCTS                                  02        BUTTER                    *                       *
02    DAIRY PRODUCTS                                  02        BUTTER                    *                       *
02    DAIRY PRODUCTS                                  02        BUTTER                    *                       *
02    DAIRY PRODUCTS                                  02        BUTTER                    *                       *
02    DAIRY PRODUCTS       *                  *       04        CHEESE
02    DAIRY PRODUCTS       *                  *       04        CHEESE
02    DAIRY PRODUCTS       *                  *       04        CHEESE
02    DAIRY PRODUCTS       *                  *       04        CHEESE
02    DAIRY PRODUCTS       *                  *       04        CHEESE
02    DAIRY PRODUCTS       *                  *       04        CHEESE
02    DAIRY PRODUCTS       *                  *       04        CHEESE
02    DAIRY PRODUCTS       *                  *       04        CHEESE
02    DAIRY PRODUCTS       *                  *       04        CHEESE
02    DAIRY PRODUCTS       *                  *       04        CHEESE
02    DAIRY PRODUCTS       *                  *       04        CHEESE
02    DAIRY PRODUCTS       *                  *       04        CHEESE

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
24    CATHETERS                                       06        CHOLANGIOGRAM
05    CUSTOM PACKAGNG                                 05        ADMISSION KITS
22    DRAINS                                          10        BLAKE
22    DRAINS                                          15        HYSTERECTOMY
14    FURNITURE/EQPT                                  02        AMBULATOR
14    FURNITURE/EQPT                                  36        LINER/SCALE
50    INCONTINENTS                                    08        BRIEFS DISPOSBL
65    LAB/DIAGNOSTIC                                  03        BLOOD COLLECT
15    LINEN/SUPPLIES                                  07        BEDSPREADS
35    NEEDLES/SYRNGES                                 02        ANCHOR
35    NEEDLES/SYRNGES                                 05        BIOPSY NEEDLE
10    NUTRITION                                       15        SUPPLEMENT
28    O.R./ANESTHESIA                                 01        APPAREL
28    O.R./ANESTHESIA                                 18        DIAGNOSTIC
26    OB/GYN                                          05        BELTS
25    OTC(OVER THE C)                                 04        AMMONIA INHALNT
25    OTC(OVER THE C)                                 35        EAR CARE
18    PERSONAL CARE                                   04        BATH ADDITIVE
18    PERSONAL CARE                                   85        TOOTHPASTE
55    PLASTI WARE                                     01        CARAFE
55    PLASTI WARE                                     40        KIT
40    RESPIRATORY THR                                 02        ANALYZER/SENSOR
20    SFTY/PRES RELIF                                 01        ADHESIVE FOAM
45    SOFT GOODS/HSKP                                 02        ATOCL WRAP/TAPE
45    SOFT GOODS/HSKP                                 20        GLOVES GENERAL
16    TREATMNT SUPPLS                                 07        APPLICATOR, CT
16    TREATMNT SUPPLS                                 62        SPONGES
16    TREATMNT SUPPLS                                 04        STOCKNG ELASTIC
23    TUBE                                            01        ASPIRATING
30    UROLOGY                                         05        CARE KITS
01    BLENDED                                         01        SOLIDS OR PRNTS
09    BUTTER ALTERATV      *                  *       99        MISC
99    BUTTER MISC.                                    99        BUTTER MISC.
02    CHIPS                                           01        SALTED
02    CHIPS                                           02        UNSALTED
03    CUPS                                            01        SOFT
05    FOIL WRAPPED                                    01        SALTED
04    REDDIES/PATS                                    01        SALTED
06    SOLIDS/PRINTS                                   01        SALTED
08    SPEC SHAP/DESGN                                 01        SALT
07    TUBS                                            01        SALTED
10    CHEESE FOOD                                     01        LOAF
10    CHEESE FOOD                                     02        PAIL
99    CHEESE MISC                                     99        CHEESE MISC
05    CHEESE SPREAD                                   01        LOAF
06    CHEESE SUBSTITU                                 01        LOAF
11    CHS CUBES/STICK      *                  *       99        MISC.
07    COTTAGE CHEESE                                  01        BULK
13    CRM CHS FT FREE                                 01        BULK
12    CRM CHS RED FAT                                 01        BULK
03    CRM CHS REG                                     01        BULK/TUB
03    CRM CHS REG                                     02        PORTIONS
15    CRM CHSE FLVRD                                  01        BULK

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
02    DAIRY PRODUCTS       *                  *       04        CHEESE
02    DAIRY PRODUCTS       *                  *       04        CHEESE
02    DAIRY PRODUCTS       *                  *       04        CHEESE
02    DAIRY PRODUCTS                                  04        CHEESE
02    DAIRY PRODUCTS                                  04        CHEESE
02    DAIRY PRODUCTS                                  04        CHEESE
02    DAIRY PRODUCTS                                  04        CHEESE
02    DAIRY PRODUCTS       *                  *       06        CREAM
02    DAIRY PRODUCTS       *                  *       06        CREAM
02    DAIRY PRODUCTS       *                  *       06        CREAM
02    DAIRY PRODUCTS       *                  *       06        CREAM
02    DAIRY PRODUCTS       *                  *       06        CREAM
02    DAIRY PRODUCTS       *                  *       06        CREAM
02    DAIRY PRODUCTS       *                  *       06        CREAM
02    DAIRY PRODUCTS       *                  *       11        DAIRY SPECLTIES
02    DAIRY PRODUCTS       *                  *       11        DAIRY SPECLTIES
02    DAIRY PRODUCTS       *                  *       11        DAIRY SPECLTIES
02    DAIRY PRODUCTS       *                  *       11        DAIRY SPECLTIES
02    DAIRY PRODUCTS       *                  *       11        DAIRY SPECLTIES
02    DAIRY PRODUCTS       *                  *       11        DAIRY SPECLTIES
02    DAIRY PRODUCTS       *                  *       11        DAIRY SPECLTIES
02    DAIRY PRODUCTS       *                  *       11        DAIRY SPECLTIES
02    DAIRY PRODUCTS       *                  *       11        DAIRY SPECLTIES
02    DAIRY PRODUCTS       *                  *       01        EGGS
02    DAIRY PRODUCTS       *                  *       01        EGGS
02    DAIRY PRODUCTS       *                  *       01        EGGS
02    DAIRY PRODUCTS       *                  *       01        EGGS
02    DAIRY PRODUCTS       *                  *       01        EGGS
02    DAIRY PRODUCTS                                  01        EGGS
02    DAIRY PRODUCTS       *                  *       98        EQUIPMENT CHRGS
02    DAIRY PRODUCTS       *                  *       03        MARGARINE
02    DAIRY PRODUCTS       *                  *       03        MARGARINE
02    DAIRY PRODUCTS       *                  *       03        MARGARINE
02    DAIRY PRODUCTS       *                  *       03        MARGARINE
02    DAIRY PRODUCTS       *                  *       03        MARGARINE
02    DAIRY PRODUCTS       *                  *       03        MARGARINE
02    DAIRY PRODUCTS       *                  *       03        MARGARINE
02    DAIRY PRODUCTS       *                  *       03        MARGARINE
02    DAIRY PRODUCTS       *                  *       03        MARGARINE
02    DAIRY PRODUCTS       *                  *       03        MARGARINE
02    DAIRY PRODUCTS       *                  *       05        MILK
02    DAIRY PRODUCTS       *                  *       05        MILK
02    DAIRY PRODUCTS       *                  *       05        MILK
02    DAIRY PRODUCTS       *                  *       05        MILK
02    DAIRY PRODUCTS       *                  *       05        MILK
02    DAIRY PRODUCTS       *                  *       05        MILK
02    DAIRY PRODUCTS       *                  *       05        MILK
02    DAIRY PRODUCTS       *                  *       05        MILK
02    DAIRY PRODUCTS       *                  *       05        MILK
02    DAIRY PRODUCTS       *                  *       05        MILK
02    DAIRY PRODUCTS       *                  *       10        YOGURT
02    DAIRY PRODUCTS       *                  *       10        YOGURT
02    DAIRY PRODUCTS       *                  *       10        YOGURT
02    DAIRY PRODUCTS       *                  *       10        YOGURT
03    MEATS                *                  *       01        BEEF FRESH                *                       *
03    MEATS                                           01        BEEF FRESH                *                       *

                         CASE      SPLIT                                                CASE         SPLIT
       INTERMEDIATE     MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT    DESCRIPTION        FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
04    GRATED CHEESE        *                  *       01        BULK FRESH
04    GRATED CHEESE        *                  *        2        BULK DRY
09    IMITATION CHEES                                 01        LOAF
08    NATURAL BULK         *                  *       01        FRESH & SOFT
01    PROC AMER CHSE       *                  *       01        LOAF
02    PROCESSED CHEES      *                  *       01        LOAF
14    SHRD/DICED CHSE      *                  *       01        NATURAL
99    CREAM MISC                                      99        CREAM MISC
01    HEAVY CREAM                                     01        BULK
02    LIGHT CREAM                                     01        BULK
05    NON DAIRY CRM                                   01        BULK LIQUID
03    SOUR CREAM                                      01        BULK
03    SOUR CREAM                                      02        PORTION PACK
04    WHIPPED CREAM                                   01        AEROSOL
99    DAIRY SPCL MISC                                 99        DAIRY SPCL MISC
06    ICE CRM/SHERBET                                 01        BULK 3GAL/TUB
09    ITALIAN ICE                                     01        BULK
01    PREPARED FOODS                                  99        MISC.
03    PUDDINGS REFRIG                                 01        BULK
03    PUDDINGS REFRIG                                 02        PORTION PAK
05    SHAKES REF/FRZN                                 01        SHAKES REFRIG
07    SORBET                                          01        BULK
04    WHIP TOPP DAIRY                                 01        BULK
05    EGGS ENTREE                                     01        OMELETTES
99    EGGS MISC                                       99        EGGS MISC
02    HARD COOKED EGG                                 01        WHOLE/BUCKET
03    LIQ EGGS FRESH                                  01        WHOLE EGGS
04    LIQ EGGS FROZEN                                 01        WHOLE EGGS
01    SHELL EGGS           *                  *       01        WHITE
01    RENTAL                                          01        RENTAL FEE
06    BAKERS                                          99        MISC.
08    BLENDS                                          99        MISC.
03    CHIPS                                           01        REGULAR
01    FOIL WRPPED                                     01        REGULAR
07    LIQUID                                          99        MISC.
99    MARGARINE MISC                                  99        MARGARINE MISC
02    REDDIES/PATS                                    02        DIET
02    REDDIES/PATS                                    01        REGULAR
05    SOLIDS/PRINTS                                   01        REGULAR
04    WHIPPED                                         01        REGULAR
05    BUTTERMILK                                      01        BULK
04    FLAVOR MLK FRSH                                 01        BULK
09    FLVR UHT/ESL ML                                 01        BULK
07    LFAT UHT/ESL ML                                 01        BULK
02    LO-FAT MLK FRSH                                 01        BULK
99    MILK MISC                                       99        MILK MISC
01    REG/WHL MLK FRS                                 01        BULK
03    SKIM MILK FRESH                                 01        BULK
08    SKIM UHT/ESL ML                                 01        BULK
06    WHL UHT/ESL MLK                                 01        BULK
03    BULK FRESH                                      01        RED FAT/FATFREE
01    BULK FROZEN                                     01        RED FAT/FATFREE
02    PORTION PAK FRO                                 01        RED FAT/FATFREE
04    PORTION PAK FRS                                 01        RED FAT/FATFREE
01    BEEF BOXED FRSH                                 01        BEEF SUP ANG BX
02    BEEF GRND FRSH                                  01        BEEF BULK GRND

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
      CATEGORY          MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT  DESCRIPTION          FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
03    MEATS                                           01        BEEF FRESH                *                       *
03    MEATS                                           01        BEEF FRESH
03    MEATS                                           01        BEEF FRESH
03    MEATS                                           02        BEEF FROZEN
03    MEATS                                           02        BEEF FROZEN
03    MEATS                                           02        BEEF FROZEN
03    MEATS                                           02        BEEF FROZEN
03    MEATS                                           02        BEEF FROZEN
03    MEATS                                           02        BEEF FROZEN
03    MEATS                *                  *       98        EQUIPMENT CHRGS
03    MEATS                *                  *       98        EQUIPMENT CHRGS
03    MEATS                                           07        LAMB FRESH                *                       *
03    MEATS                                           07        LAMB FRESH                *                       *
03    MEATS                                           07        LAMB FRESH                *                       *
03    MEATS                                           07        LAMB FRESH                *                       *
03    MEATS                                           08        LAMB FROZEN               *                       *
03    MEATS                                           08        LAMB FROZEN               *                       *
03    MEATS                                           08        LAMB FROZEN               *                       *
03    MEATS                                           09        MEAT PRE-FAB FR           *                       *
03    MEATS                                           09        MEAT PRE-FAB FR           *                       *
03    MEATS                                           09        MEAT PRE-FAB FR           *                       *
03    MEATS                                           09        MEAT PRE-FAB FR           *                       *
03    MEATS                                           10        MEAT PRE-FAB FZ           *                       *
03    MEATS                                           10        MEAT PRE-FAB FZ           *                       *
03    MEATS                                           11        MEAT SPCLTY FR            *                       *
03    MEATS                                           11        MEAT SPCLTY FR            *                       *
03    MEATS                                           12        MEAT SPCLTY FZ            *                       *
03    MEATS                                           12        MEAT SPCLTY FZ            *                       *
03    MEATS                                           03        PORK FRESH                *                       *
03    MEATS                                           03        PORK FRESH                *                       *
03    MEATS                                           03        PORK FRESH                *                       *
03    MEATS                                           03        PORK FRESH                *                       *
03    MEATS                                           03        PORK FRESH                *                       *
03    MEATS                                           03        PORK FRESH
03    MEATS                                           03        PORK FRESH
03    MEATS                                           03        PORK FRESH
03    MEATS                                           03        PORK FRESH
03    MEATS                                           03        PORK FRESH
03    MEATS                                           04        PORK FROZEN               *                       *
03    MEATS                                           04        PORK FROZEN               *                       *
03    MEATS                                           04        PORK FROZEN               *                       *
03    MEATS                                           04        PORK FROZEN               *                       *
03    MEATS                                           04        PORK FROZEN
03    MEATS                                           04        PORK FROZEN
03    MEATS                                           04        PORK FROZEN
03    MEATS                                           04        PORK FROZEN               *                       *
03    MEATS                                           05        VEAL FRESH                *                       *
03    MEATS                                           05        VEAL FRESH                *                       *
03    MEATS                                           05        VEAL FRESH                *                       *
03    MEATS                                           06        VEAL FROZEN               *                       *
03    MEATS                                           06        VEAL FROZEN               *                       *
04    SEAFOOD              *                  *       01        FRESH FINFISH             *                       *
04    SEAFOOD                                         01        FRESH FINFISH             *                       *
04    SEAFOOD                                         01        FRESH FINFISH             *                       *
04    SEAFOOD                                         01        FRESH FINFISH             *                       *
04    SEAFOOD                                         01        FRESH FINFISH             *                       *

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
99    BEEF MISC FRESH                                 99        BEEF MISC FRESH
03    BEEF PORTION FR      *                  *       01        STEAKS
04    DELI                 *                  *       01        ROAST BEEF
01    BEEF BOXED FZ        *                  *       01        OFFALL/ORGANS
01    BEEF BOXED FZ        *                  *       02        PROCESSED
02    BEEF GRND FZ         *                  *       01        BULK GRND BEEF
99    BEEF MISC FZ         *                  *       99        BEEF - MISC FR
03    BEEF PORTION FZ      *                  *       01        STEAKS
04    BEEF PRE-COOKED      *                  *       01        ROAST BEEF
01    RENTAL                                          01        RENTAL FEE
01    RENTAL                                          02        RENTAL SET UP
99    LAMB MISC-FRESH                                 99        LAMB-MISC FRESH
02    LAMB PORTIONS                                   01        CHOPS
01    LAMB PRIMALS                                    01        LEG
01    LAMB PRIMALS                                    99        MISC.
99    LAMB MISC - FRZ                                 99        LAMB - MISC FZ
02    LAMB PORTIONS                                   01        CHOPS
01    LAMB PRIMALS                                    01        LEG
99    MEAT MISC - FRS                                 99        MEAT - MISC FR
01    MEATS LUNCH FRS                                 01        BULK
02    WEINER/FRKS FRS                                 99        MISC.
02    WEINER/FRKS FRS                                 01        REGULAR
01    MEATS LUNCH FZ                                  01        BULK
02    WEINER/FRKS FZ                                  01        REGULAR
01    MEATS GAME FR                                   01        BULK
99    MEATS SPCLTY FR                                 99        MEATS SPCLTY FR
01    MEATS GAME FZ                                   01        BULK
99    MEATS SPCLTY FZ                                 99        MEATS SPCLTY FZ
08    BACON                                           01        LAY FLAT
08    BACON                                           02        SLI SLAB BULK
05    DELI                                            02        DRY SAUSAGE
06    FRANKS                                          01        ALL MEAT
04    HAM                                             01        SMOKED
07    PIZZA MEAT TOP       *                  *       01        PEPPERONI
02    PORK PRTN CUTS       *                  *       01        BREADED
02    PORK PRTN CUTS       *                  *       02        CUTLETS
01    RAW PRIMAL CUTS      *                  *       01        LOINS
03    SAUSAGE              *                  *       01        BULK RAW
08    BACON                                           01        LAY FLAT
05    DELI PRE-SLICED                                 01        COOKED HAM
06    FRANKS                                          01        ALL MEAT
04    HAMS                                            01        SMOKED
07    PIZZA MEAT TOP       *                  *       01        PEPPERONI
02    PORK PRTN CUTS       *                  *       01        BREADED
01    PRIMAL CUTS          *                  *       01        LOINS
03    SAUSAGE                                         01        BULK RAW
02    VEAL PORTIONS                                   01        CHOPS
01    VEAL PRIMALS                                    01        LEG
01    VEAL PRIMALS                                    99        MISC.
02    VEAL PORTIONS                                   01        CHOPS
01    VEAL PRIMALS                                    01        LEG
09    FRESH SMOKED                                    03        CARP
06    FRSH CAVIAR/ROE                                 01        STURGEON CAVIAR
01    FRSH FLTS/PRTNS                                 01        BUTTERFISH FLTS
01    FRSH FLTS/PRTNS                                 75        TROUT FILLETS
03    FRSH WHOLE FISH                                 01        BUTTERFISH WHL

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
04    SEAFOOD                                         01        FRESH FINFISH             *                       *
04    SEAFOOD                                         01        FRESH FINFISH             *                       *
04    SEAFOOD                                         01        FRESH FINFISH             *                       *
04    SEAFOOD                                         01        FRESH FINFISH             *                       *
04    SEAFOOD                                         01        FRESH FINFISH             *                       *
04    SEAFOOD                                         03        FRESH OTHER               *                       *
04    SEAFOOD                                         03        FRESH OTHER               *                       *
04    SEAFOOD                                         03        FRESH OTHER               *                       *
04    SEAFOOD                                         03        FRESH OTHER               *                       *
04    SEAFOOD                                         03        FRESH OTHER               *                       *
04    SEAFOOD                                         03        FRESH OTHER               *                       *
04    SEAFOOD                                         11        FROZEN FINFISH            *                       *
04    SEAFOOD                                         11        FROZEN FINFISH            *                       *
04    SEAFOOD                                         11        FROZEN FINFISH            *                       *
04    SEAFOOD                                         11        FROZEN FINFISH            *                       *
04    SEAFOOD                                         11        FROZEN FINFISH            *                       *
04    SEAFOOD                                         11        FROZEN FINFISH            *                       *
04    SEAFOOD                                         11        FROZEN FINFISH            *                       *
04    SEAFOOD              *                  *       11        FROZEN FINFISH
04    SEAFOOD              *                  *       11        FROZEN FINFISH
04    SEAFOOD              *                  *       11        FROZEN FINFISH
04    SEAFOOD              *                  *       11        FROZEN FINFISH
04    SEAFOOD              *                  *       11        FROZEN FINFISH
04    SEAFOOD              *                  *       11        FROZEN FINFISH
04    SEAFOOD              *                  *       11        FROZEN FINFISH
04    SEAFOOD              *                  *       11        FROZEN FINFISH
04    SEAFOOD              *                  *       11        FROZEN FINFISH
04    SEAFOOD              *                  *       11        FROZEN FINFISH
04    SEAFOOD              *                  *       11        FROZEN FINFISH
04    SEAFOOD              *                  *       11        FROZEN FINFISH
04    SEAFOOD              *                  *       11        FROZEN FINFISH
04    SEAFOOD              *                  *       11        FROZEN FINFISH
04    SEAFOOD              *                  *       11        FROZEN FINFISH
04    SEAFOOD              *                  *       11        FROZEN FINFISH
04    SEAFOOD                                         31        FROZEN SURIMI             *                       *
04    SEAFOOD                                         31        FROZEN SURIMI             *                       *
04    SEAFOOD                                         31        FROZEN SURIMI             *                       *
04    SEAFOOD                                         31        FROZEN SURIMI             *                       *
04    SEAFOOD                                         31        FROZEN SURIMI             *                       *
04    SEAFOOD                                         31        FROZEN SURIMI             *                       *
04    SEAFOOD                                         31        FROZEN SURIMI             *                       *
04    SEAFOOD                                         02        FRSH SHELLFISH            *                       *
04    SEAFOOD                                         02        FRSH SHELLFISH            *                       *
04    SEAFOOD                                         02        FRSH SHELLFISH            *                       *
04    SEAFOOD                                         02        FRSH SHELLFISH            *                       *
04    SEAFOOD                                         02        FRSH SHELLFISH            *                       *
04    SEAFOOD                                         02        FRSH SHELLFISH            *                       *
04    SEAFOOD                                         02        FRSH SHELLFISH            *                       *
04    SEAFOOD                                         02        FRSH SHELLFISH            *                       *
04    SEAFOOD                                         02        FRSH SHELLFISH            *                       *
04    SEAFOOD                                         02        FRSH SHELLFISH            *                       *
04    SEAFOOD                                         02        FRSH SHELLFISH            *                       *
04    SEAFOOD                                         02        FRSH SHELLFISH            *                       *
04    SEAFOOD                                         02        FRSH SHELLFISH            *                       *
04    SEAFOOD                                         21        FRZN PREPRD SFD           *                       *
04    SEAFOOD                                         21        FRZN PREPRD SFD           *                       *

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
01    FRSH FLTS/PRTNS                                 75        TROUT FILLETS
03    FRSH WHOLE FISH                                 01        BUTTERFISH WHL
03    FRSH WHOLE FISH                                 75        TROUT WHOLE
15    MARINATED FISH                                  07        CATFISH FRS WTR
15    MARINATED FISH                                  06        CATFISH MARN
18    PICKLED FISH                                    06        CATFISH PCKLD
12    SALTED FISH                                     01        COD
02    ALLIGATOR                                       01        ALLIGATR MT BDY
01    ENTREES                                         01        FISH ENTREE
99    FRESH OTHER                                     99        MISC.
03    SOUPS/GUMBOS                                    05        FISH BONES
06    STUFFING                                        99        SEAFOOD MISC
09    SURIMI (ANALOG)                                 01        SURIMI CRAB
30    BAKE & BROIL                                    09        COD ATL BK/BRL
18    BLOK PTRN UNBRD                                 09        COD AT PRT UNBR
99    FINFISH OTHER                                   95        FISH PIECES
15    FISH BLOCKS                                     07        CATFSH OCN BLOK
15    FISH BLOCKS                                     78        TURBOT BLOCKS
06    FISH FLT PORTNS                                 06        CATFSH FLT PRTN
06    FISH FLT PORTNS                                 54        SHARK FLT PRTN
12    FISH NATRL BRD                                  06        CATFISH NAT BRD
03    FISH NATURL FLT                                 01        BASS FRSWTR FLT
03    FISH NATURL FLT                                 46        POLLOCK AK FLTS
09    FISH STEAKS                                     06        CATFISH STEAKS
01    FISH WHOLE                                      06        CATFISH WHOLE
01    FISH WHOLE                                      12        COD ATL WHOLE
33    GLAZD/MARINATD                                  06        CATFISH MARNTD
05    NAT LOIN LT SMK                                 05        TUNA
04    NATL LOIN WHOLE                                 05        TUNA
27    PRTNS BATTERED                                  09        COD ATL BTTRD
27    PRTNS BATTERED                                  10        COD PAC BTTRD
24    PRTNS BRD PRCKD                                 06        CATFSH BR PRCKD
21    PTRNS RAW BRD                                   06        CATFSH RB PRTNS
39    SMOKED FISH                                     03        CARP SMOKED
39    SMOKED FISH                                     06        CATFISH SMOKED
36    STUFFED FISH                                    06        CATFISH STUFFED
50    BREADED SURIMI                                  01        BRD IMIT CRAB
06    IMIT BLUE CRAB                                  99        IMIT BLU MISC
03    IMIT CRAB MEAT                                  01        IMIT CRAB LEGS
09    IMIT LOBSTER                                    99        IMIT LOBS MISC
12    IMIT SCALLOP                                    99        IMIT SCALL MISC
15    IMIT SHRIMP                                     99        IMIT SHRMP MISC
01    SURIMI BLOCKS                                   99        MISC.
01    CLAMS                                           01        CLAMS IN SHELL
03    CRABS BLUE                                      01        CRAB BLUE WHL
03    CRABS BLUE                                      03        CRAB SOFT SHELL
06    CRABS OTHER                                     01        CRAB OTHER WHL
09    CRAWFISH                                        01        CRAWFISH LIVE
12    LOBSTER                                         01        LOBSTER LIVE
15    MUSSELS                                         01        MUSSELS LIVE
18    OYSTERS                                         01        OYSTERS LIVE
21    SCALLOPS                                        01        SCALLOPS LIVE
21    SCALLOPS                                        03        SCALLOPS MEATS
10    SHELLFISH MISC                                  99        MISC.
24    SHRIMP                                          01        SHRIMP HEAD ON
11    SQUID/CALAMARI                                  01        SQUID WHOLE
12    SALADS                                          06        CATFISH
06    SFD CKE/PTY/BGR                                 06        CATFISH

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
04    SEAFOOD                                         21        FRZN PREPRD SFD           *                       *
04    SEAFOOD                                         21        FRZN PREPRD SFD           *                       *
04    SEAFOOD                                         21        FRZN PREPRD SFD           *                       *
04    SEAFOOD                                         21        FRZN PREPRD SFD           *                       *
04    SEAFOOD                                         13        FRZN SFD OTHER            *                       *
04    SEAFOOD                                         13        FRZN SFD OTHER            *                       *
04    SEAFOOD                                         13        FRZN SFD OTHER            *                       *
04    SEAFOOD                                         13        FRZN SFD OTHER            *                       *
04    SEAFOOD                                         13        FRZN SFD OTHER            *                       *
04    SEAFOOD                                         13        FRZN SFD OTHER            *                       *
04    SEAFOOD                                         13        FRZN SFD OTHER            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
04    SEAFOOD                                         12        FRZN SHELLFISH            *                       *
05    POULTRY              *                  *       01        POULTRY FRESH             *                       *
05    POULTRY                                         01        POULTRY FRESH             *                       *
05    POULTRY                                         01        POULTRY FRESH             *                       *
05    POULTRY                                         02        POULTRY FROZEN            *                       *
05    POULTRY                                         02        POULTRY FROZEN
05    POULTRY                                         02        POULTRY FROZEN
05    POULTRY                                         02        POULTRY FROZEN
05    POULTRY                                         02        POULTRY FROZEN
05    POULTRY                                         02        POULTRY FROZEN
05    POULTRY                                         02        POULTRY FROZEN
05    POULTRY                                         02        POULTRY FROZEN
05    POULTRY                                         02        POULTRY FROZEN
05    POULTRY                                         02        POULTRY FROZEN
05    POULTRY                                         02        POULTRY FROZEN
05    POULTRY                                         02        POULTRY FROZEN

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
15    SOUS VIDE                                       45        ORANGE ROUGHY
18    SPREADS/PATE                                    03        CARP SMOKED
18    SPREADS/PATE                                    81        WHITEFISH SMKD
99    STUFFING MIX                                    95        LOBSTER
01    ALLIGATOR                                       99        ALLIGATOR MISC
03    EEL                                             99        EEL MISC
05    FROGLEGS                                        99        FROGLEGS MISC
06    OCTOPUS                                         99        OCTOPUS MISC
09    SQUID/CALAMARI                                  03        SQUID TUBE/TENT
09    SQUID/CALAMARI                                  01        SQUID WHOLE
12    TURTLE                                          99        TURTLE MISC
03    CLAMS                                           01        CLAMS IN SHELL
05    CONCH QUEEN                                     01        CONCH WHL #1
06    CONCH SCUNGILLI                                 01        CONCH SCUNG WHL
07    CONCH SPECIALTY                                 01        CONCH FRIT BTTR
07    CONCH SPECIALTY                                 99        CONCH MISC
18    CRAB BLUE                                       01        CRAB BLUE WHOLE
15    CRAB DUNGENESS                                  01        CRAB DUNG WHL
09    CRAB KING                                       01        CRAB KING WHOLE
21    CRAB OTHER                                      09        RED CRAB
21    CRAB OTHER                                      01        ROCK CRAB
12    CRAB SNOW                                       01        CRAB SNOW WHOLE
24    CRAWFISH                                        01        CRAWFSH WHL RAW
27    LANGOSTINOS                                     01        LANGOSTINO BARS
30    LOBSTER AMERICN                                 01        LOBS AMER WHOLE
42    LOBSTER SCAMPI                                  01        LOBS SCAMPI NZ
39    LOBSTER SLIPPER                                 01        LOBS SLIPR TAIL
33    LOBSTR SPINY CW                                 01        LOBS CW TAILS
36    LOBSTR SPINY WW                                 01        LOBS WW TAILS
45    MUSSELS                                         03        MUSSELS HLF SHL
45    MUSSELS                                         01        MUSSELS WHOLE
48    OYSTERS                                         01        OYSTERS WHOLE
51    SCALLOPS                                        01        SCALLP BLOK DOM
63    SHRIMP COOKED                                   01        SHRIMP CKD LRG
63    SHRIMP COOKED                                   03        SHRIMP CKD TGR
57    SHRIMP HDLS IQF                                 01        SHR SO IQF BRN
66    SHRIMP PROCESSD      *                  *       01        SHRIMP LG BRD
69    SHRIMP ROCK                                     01        SHRIMP ROCK GH
54    SHRMP HDLS BLOK                                 01        SHR GH BRN DOM
60    SHRMP PEELD RAW                                 01        SHRIMP P&D BLOK
72    SNAILS/ESCARGOT      *                  *       01        ESCARGOT MEAT
01    CHICKEN FRESH                                   01        CVP WHL W/GIBS
03    DUCK FRESH                                      01        WHOLE BODY
02    TURKEY FRESH                                    01        PKD TKY BRS IMP
01    CHICKEN FROZEN                                  03        PRCSD RAW BRD             *                       *
01    CHICKEN FROZEN       *                  *       01        RAW IQF BONE-IN           ***
01    CHICKEN FROZEN                                  2         MRNTD RAW BRD             *                       *
01    CHICKEN FROZEN                                  4         PROCESSED PRCKD           *                       *
01    CHICKEN FROZEN                                  5         SPECIALTY CHKN            *                       *
01    CHICKEN FROZEN                                  6         RAW PARTS BLK W           *                       *
01    CHICKEN FROZEN                                  7         BK RAW BNLS THG           *                       *
01    CHICKEN FROZEN                                  8         BK RAW BNLS BRST          *                       *
01    CHICKEN FROZEN                                  9         PRTN CNTRL BRST           *                       *
01    CHICKEN FROZEN                                  10        PROCESSED RAW             *                       *
01    CHICKEN FROZEN       *                  *       11        WHOLE
01    CHICKEN FROZEN       *                  *       99        MISC.

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
05    POULTRY                                         02        POULTRY FROZEN
05    POULTRY                                         02        POULTRY FROZEN
05    POULTRY                                         02        POULTRY FROZEN
05    POULTRY                                         02        POULTRY FROZEN
05    POULTRY                                         02        POULTRY FROZEN
05    POULTRY                                         02        POULTRY FROZEN
05    POULTRY                                         02        POULTRY FROZEN
05    POULTRY                                         02        POULTRY FROZEN
05    POULTRY                                         02        POULTRY FROZEN
05    POULTRY                                         02        POULTRY FROZEN
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       01        BAKERY PRODUCT
06    FROZEN               *                  *       11        COMMDTY ITEM FZ
06    FROZEN               *                  *       11        COMMDTY ITEM FZ
06    FROZEN               *                  *       02        CONVENIENCE PRD
06    FROZEN               *                  *       02        CONVENIENCE PRD
06    FROZEN               *                  *       02        CONVENIENCE PRD
06    FROZEN               *                  *       02        CONVENIENCE PRD
06    FROZEN               *                  *       02        CONVENIENCE PRD
06    FROZEN               *                  *       02        CONVENIENCE PRD
06    FROZEN               *                  *       02        CONVENIENCE PRD
06    FROZEN               *                  *       02        CONVENIENCE PRD
06    FROZEN               *                  *       02        CONVENIENCE PRD
06    FROZEN               *                  *       02        CONVENIENCE PRD
06    FROZEN               *                  *       02        CONVENIENCE PRD
06    FROZEN               *                  *       02        CONVENIENCE PRD
06    FROZEN               *                  *       02        CONVENIENCE PRD
06    FROZEN               *                  *       02        CONVENIENCE PRD
06    FROZEN               *                  *       02        CONVENIENCE PRD
06    FROZEN               *                  *       02        CONVENIENCE PRD
06    FROZEN               *                  *       02        CONVENIENCE PRD
06    FROZEN               *                  *       02        CONVENIENCE PRD
06    FROZEN               *                  *       10        DESSERTS/TOP FZ

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
05    COOKD TRKY MEAT      *                  *       03        COOKED P/D DARK
05    COOKD TRKY MEAT      *                  *       01        COOKED P/D NP
04    COOKED CKH MEAT      *                  *       01        COOKED P/D NP
10    CORNISH HENS         *                  *       01        WHOLE BODY HENS
03    DUCK FROZEN          *                  *       01        RAW WHOLE BODY
08    GEESE                *                  *       99        MISC.
07    PHEASANT FROZEN      *                  *       99        MISC.
06    QUAIL FROZEN         *                  *       01        RAW-IMPERIAL
02    TURKEY FROZEN        *                  *       01        RAW WHOLE BODY
09    WILD GAME            *                  *       99        MISC.
01    BAGELS                                          10        FULLY BAKED
05    BISCUITS                                        10        FULLY BAKED
10    BREADS/ROLLS                                    10        FULLY BAKED
15    BROWNIES                                        10        UNICED
20    CAKES                                           10        ROUND-ICED
25    CHEESECAKES                                     10        PLAIN
30    CINN/BRKFST ROL                                 10        FULLY BAKED
30    CINN/BRKFST ROL                                 20        RAW DOUGH
35    COBBLER                                         10        FULLY BAKED
40    COOKIES                                         10        FULLY BAKED
45    CREPES/BLINTZ                                   10        CREPE LEAFS
50    CROISSANTS                                      05        BUTTER FULLY BK
55    DANISH                                          10        FULLY BAKED
60    DESSERT, SPCLTY                                 01        DUMPLINGS
60    DESSERT, SPCLTY                                 05        TARTS
70    DOUGH, PASTRY                                   10        DANISH DOUGH
65    DOUGHNUTS                                       10        YEAST
75    ICING                                           10        READY TO USE
99    MISC BAKE GOODS                                 99        MISC.
80    MUFFINS                                         10        FULLY BKD BULK
85    PASTRIES                                        10        PETIT FOURS
90    PIES                                            99        MISC.
90    PIES                                            10        SHELLS/LIDS RAW
95    PRETZELS                                        05        RAW
12    SCONES                                          10        BAKED
02    COMMOD PREPARED                                 99        MISC.
01    COMMODITIES RAW                                 99        MISC.
01    APPETIZERS                                      01        BREADED VEGETBL
05    BREAKFAST ITEMS                                 05        PANCAKES
10    ENTREES                                         30        BOIL N BAG ENTR
10    ENTREES                                         05        PRPRD ENT,STMTB
15    HEALTHCARE FDPR                                 05        ENTREE STMTBL
20    HORS D'OEURES                                   05        HOT
25    HUSHPUPPIES                                     05        BATTER
30    MEXICAN FOOD PR                                 05        TORTILLAS FLOUR
60    ORIENTAL                                        99        MISC.
36    PASTA PROD REF                                  05        REF MANICTI STF
35    PASTA PRODUCTS                                  05        MANICOTTI STFD
35    PASTA PRODUCTS                                  25        TORTELLINI
37    PASTA REF PRCKD                                 40        MANICOTTI STF
40    PIZZA                *                  *       05        COMMODITY
45    SANDWICHES                                      05        BISCUIT
50    SAUCES                                          05        HEAT N SERVE
55    SOUPS                                           05        BOIL IN THE BAG
55    SOUPS                                           10        CONCENTRATE
05    CRM NON-DAIRYFZ                                 01        BULK

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
06    FROZEN               *                  *       10        DESSERTS/TOP FZ
06    FROZEN               *                  *       10        DESSERTS/TOP FZ
06    FROZEN               *                  *       10        DESSERTS/TOP FZ
06    FROZEN               *                  *       10        DESSERTS/TOP FZ
06    FROZEN               *                  *       10        DESSERTS/TOP FZ
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       03        FRUITS FROZEN
06    FROZEN               *                  *       09        ICE
06    FROZEN               *                  *       04        JUICE & DRNK FZ
06    FROZEN               *                  *       04        JUICE & DRNK FZ
06    FROZEN               *                  *       04        JUICE & DRNK FZ
06    FROZEN               *                  *       04        JUICE & DRNK FZ
06    FROZEN               *                  *       04        JUICE & DRNK FZ
06    FROZEN               *                  *       05        POTATOES FROZEN
06    FROZEN               *                  *       05        POTATOES FROZEN
06    FROZEN               *                  *       05        POTATOES FROZEN
06    FROZEN               *                  *       05        POTATOES FROZEN
06    FROZEN               *                  *       05        POTATOES FROZEN
06    FROZEN               *                  *       05        POTATOES FROZEN
06    FROZEN               *                  *       05        POTATOES FROZEN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
05    CRM NON-DAIRYFZ                                 02        PORTIONS
02    DESSERT MISC FZ                                 01        BULK
99    DSRT/TOP MIS FZ                                 99        DSRT/TIP-MIS FZ
01    PUDDINGS                                        01        BULK
03    TOPNG NON-DAIRY                                 01        BULK
01    APPLES                                          01        IQF
05    AVOCADO PRODUCT                                 01        PULP
18    BLACKBERRY                                      01        MARION
06    BLUBRY WLD MAIN                                 01        BULK
02    BLUEBERRY CULTV                                 01        BULK
19    BOYSENBERRY                                     01        BULK
20    CHERRIES                                        01        IQF
13    CITRUS                                          01        GRAPEFRUIT
21    CONC/MIXES                                      01        CONCENTRATES
07    CRANBERRY                                       01        BULK
16    FRUIT BARS                                      01        ORANGE
17    FRUIT PUREES                                    01        PEACH
99    FRUITS MISC FZ                                  99        FRUITS-MISC FZ
08    MANGOS                                          01        CHUNKS
10    MELON                                           01        CANTALOUPE
12    MIXED FRUIT                                     01        CALIFORNIA
04    PEACHES                                         01        IQF
11    RASPBERRIES                                     01        IQF
14    RHUBARB                                         01        BULK
14    RHUBARB                                         99        MISC
03    STRAWBERRIES                                    01        IQF
15    TOPPINGS                                        01        STRAWBERRY
09    TROPICAL FRUIT                                  01        PAPAYA
01    ICE                                             01        DRY
03    DRINKS FRUIT                                    01        CONCENTRATE
04    DRNK FRUIT INDV                                 99        MISC.
99    JCE&DRNK MIS F                                  99        JCE&DRNK-MIS F
02    JUICE FRT INDV                                  99        MISC.
01    JUICES FRUIT                                    01        CONCENTRATE
01    FROZEN FRIES                                    01        EXTRA LONG FNCY
02    HASH BROWNS                                     01        SHREDDED PRTN
03    OLD FASH/SKNON                                  01        SLICES
04    PREFORMED                                       01        BARL,PUFF,TOT,G
04    PREFORMED                                       02        CIR,RNDABOUT,BU
06    SALT BRINE                                      01        FRENCH FRIES
05    SPECIALTY/MISC                                  01        SEASOND/COATD
23    ARTICHOKE                                       01        BOTTOMS
01    ASPARAGUS                                       01        SPEARS
02    BEANS (EX LIMA)                                 01        CUT
04    BROCCOLI                                        01        CUTS
05    BRUSSEL SPROUTS                                 01        BULK
06    CARROTS                                         01        SLICED
07    CAULIFLOWER                                     01        BULK
08    CORN                                            01        WHOLE KERNEL
22    GRILL VEGETABLE                                 01        ASPARAGUS
22    GRILL VEGETABLE                                 02        EGGPLANT
09    LIMA BEANS                                      01        FORDHOOKS
99    MISC.                                           99        MISC.
18    MIXED VEGETABLE                                 01        5-WAY
11    MUSHROOMS                                       01        BULK
12    ONIONS                                          01        BULK

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
06    FROZEN               *                  *       08        VEGETABLES FRZN
07    CANNED AND DRY       *                  *       45        ALCOHOLIC BEV
07    CANNED AND DRY       *                  *       45        ALCOHOLIC BEV
07    CANNED AND DRY       *                  *       45        ALCOHOLIC BEV
07    CANNED AND DRY       *                  *       45        ALCOHOLIC BEV
07    CANNED AND DRY       *                  *       04        BABY/STRND FOOD
07    CANNED AND DRY       *                  *       04        BABY/STRND FOOD
07    CANNED AND DRY       *                  *       04        BABY/STRND FOOD
07    CANNED AND DRY       *                  *       04        BABY/STRND FOOD
07    CANNED AND DRY       *                  *       01        BAKING NEEDS
07    CANNED AND DRY       *                  *       01        BAKING NEEDS
07    CANNED AND DRY       *                  *       01        BAKING NEEDS
07    CANNED AND DRY       *                  *       01        BAKING NEEDS
07    CANNED AND DRY       *                  *       01        BAKING NEEDS
07    CANNED AND DRY       *                  *       01        BAKING NEEDS
07    CANNED AND DRY       *                  *       01        BAKING NEEDS
07    CANNED AND DRY       *                  *       01        BAKING NEEDS
07    CANNED AND DRY       *                  *       01        BAKING NEEDS
07    CANNED AND DRY       *                  *       01        BAKING NEEDS
07    CANNED AND DRY       *                  *       01        BAKING NEEDS
07    CANNED AND DRY       *                  *       01        BAKING NEEDS
07    CANNED AND DRY       *                  *       01        BAKING NEEDS
07    CANNED AND DRY       *                  *       01        BAKING NEEDS
07    CANNED AND DRY       *                  *       01        BAKING NEEDS
07    CANNED AND DRY       *                  *       01        BAKING NEEDS
07    CANNED AND DRY       *                  *       02        BATTER/BRD/STUF
07    CANNED AND DRY       *                  *       02        BATTER/BRD/STUF
07    CANNED AND DRY       *                  *       02        BATTER/BRD/STUF
07    CANNED AND DRY       *                  *       02        BATTER/BRD/STUF
07    CANNED AND DRY       *                  *       02        BATTER/BRD/STUF
07    CANNED AND DRY       *                  *       02        BATTER/BRD/STUF
07    CANNED AND DRY       *                  *       02        BATTER/BRD/STUF
07    CANNED AND DRY       *                  *       03        BKFST FD/CEREAL
07    CANNED AND DRY       *                  *       03        BKFST FD/CEREAL
07    CANNED AND DRY       *                  *       03        BKFST FD/CEREAL
07    CANNED AND DRY       *                  *       03        BKFST FD/CEREAL
07    CANNED AND DRY       *                  *       03        BKFST FD/CEREAL
07    CANNED AND DRY       *                  *       10        BREAD AND ROLLS
07    CANNED AND DRY       *                  *       10        BREAD AND ROLLS
07    CANNED AND DRY       *                  *       10        BREAD AND ROLLS
07    CANNED AND DRY       *                  *       10        BREAD AND ROLLS
07    CANNED AND DRY       *                  *       06        CANDY AND NUTS
07    CANNED AND DRY       *                  *       06        CANDY AND NUTS
07    CANNED AND DRY       *                  *       06        CANDY AND NUTS
07    CANNED AND DRY       *                  *       06        CANDY AND NUTS
07    CANNED AND DRY       *                  *       05        CHINESE/ORIENTL
07    CANNED AND DRY       *                  *       05        CHINESE/ORIENTL

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
13    PEAS                                            01        GREEN PEAS
20    PEAS & CARROT                                   01        BULK
17    PEPPERS                                         01        GREEN BELL
21    PUREES                                          01        HEALTHCARE FDPR
15    SPINACH                                         01        BULK
16    SQUASH YELLOW                                   01        BULK
10    VEGETABLE BLEND                                 01        BULK
03    VEGETABLE BRDED                                 01        BULK
14    VEGETABLE STHRN                                 01        GREEN
19    ZUCCHINI                                        01        BULK
02    BEER                                            01        BEER
03    LIQUEUR                                         01        LIQUEUR
04    LIQUOR                                          01        LIQUOR
01    WINES                                           01        WINES
99    BABY/STRND-MISC                                 99        BABY/STRND-MISC
01    PUREED FOODS                                    01        MEATS
02    STRAINED FOODS                                  01        MEATS
02    STRAINED FOODS                                  99        MISC.
99    BAKE NEEDS-MISC                                 99        BAKE NEEDS-MISC
01    BAKING MIX DSRT                                 01        BULK
07    BIS/BRD/ROLL/MX                                 01        BULK
11    BKG PWDR & SODA                                 01        BULK
12    CHOCOLAT BAKING                                 01        CHOCOLATE
13    COCONUT                                         01        FLAKE
09    CORN STARCH                                     01        BULK
09    CORN STARCH                                     99        MISC.
04    DOUGHNUT MIXES                                  01        BULK
08    FLOUR                                           01        BREAD/ROLLS
02    FROSTING                                        01        MIXES
06    MUFFIN MIXES                                    01        BULK
03    PIE & PSTRY FIL                                 01        CANNED
14    PIE & TART SHEL                                 99        MISC.
05    PIE CRUST MIXES                                 01        BULK
10    YEAST                                           01        FRESH
01    BATTER MIXES                                    01        BULK
02    BREADING MIXES                                  01        BULK
99    BTR/BRD/STF-MIS                                 99        BTR/BRD/STF-MIS
05    CRKER MEAL/CRUM                                 99        MISC.
04    CROUTONS                                        03        FLAVORED
04    CROUTONS                                        01        SEASONED
03    STUFFING MIXES                                  99        MISC.
99    BKFST/CERL-MISC                                 99        BKFST/CERL-MISC
03    BREAKFAST FOODS                                 01        PANCK/WFFLE MIX
02    CEREAL COLD                                     01        BULK
01    CEREAL HOT                                      01        BULK
04    EGGS-POWDERED                                   99        MISC.
01    BREAD                                           01        WHITE
99    BREAD&ROLLS-MI                                  99        BREAD&ROLLS-MI
02    BREADSTIX                                       01        BULK
03    ROLLS                                           01        HAMBURGR/FRANKS
01    CANDY                                           01        MINTS
99    CANDY&NUTS-MIS                                  99        CANDY&NUTS-MIS
02    NUTS                                            01        ALMONDS
02    NUTS                                            07        WALNUTS
99    CHIN/ORIENT-MIS                                 99        CHIN/ORIENT-MIS
02    ENTREES CANNED                                  99        MISC.

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
07    CANNED AND DRY       *                  *       05        CHINESE/ORIENTL
07    CANNED AND DRY       *                  *       05        CHINESE/ORIENTL
07    CANNED AND DRY       *                  *       05        CHINESE/ORIENTL
07    CANNED AND DRY       *                  *       05        CHINESE/ORIENTL
07    CANNED AND DRY       *                  *       17        COCKTAIL MIXES
07    CANNED AND DRY       *                  *       17        COCKTAIL MIXES
07    CANNED AND DRY       *                  *       17        COCKTAIL MIXES
07    CANNED AND DRY       *                  *       17        COCKTAIL MIXES
07    CANNED AND DRY       *                  *       17        COCKTAIL MIXES
07    CANNED AND DRY       *                  *       17        COCKTAIL MIXES
07    CANNED AND DRY       *                  *       08        COFFEE/TEA/COCO
07    CANNED AND DRY       *                  *       08        COFFEE/TEA/COCO
07    CANNED AND DRY       *                  *       08        COFFEE/TEA/COCO
07    CANNED AND DRY       *                  *       08        COFFEE/TEA/COCO
07    CANNED AND DRY       *                  *       43        COMMDTY-DRY CAN
07    CANNED AND DRY       *                  *       43        COMMDTY-DRY CAN
07    CANNED AND DRY       *                  *       43        COMMDTY-DRY CAN
07    CANNED AND DRY       *                  *       09        CONDIMENTS
07    CANNED AND DRY       *                  *       09        CONDIMENTS
07    CANNED AND DRY       *                  *       09        CONDIMENTS
07    CANNED AND DRY       *                  *       09        CONDIMENTS
07    CANNED AND DRY       *                  *       11        COOKIE/CRK/CONE
07    CANNED AND DRY       *                  *       11        COOKIE/CRK/CONE
07    CANNED AND DRY       *                  *       11        COOKIE/CRK/CONE
07    CANNED AND DRY       *                  *       11        COOKIE/CRK/CONE
07    CANNED AND DRY       *                  *       11        COOKIE/CRK/CONE
07    CANNED AND DRY       *                  *       12        DIETARY FOODS
07    CANNED AND DRY       *                  *       12        DIETARY FOODS
07    CANNED AND DRY       *                  *       12        DIETARY FOODS
07    CANNED AND DRY       *                  *       12        DIETARY FOODS
07    CANNED AND DRY       *                  *       12        DIETARY FOODS
07    CANNED AND DRY       *                  *       12        DIETARY FOODS
07    CANNED AND DRY       *                  *       12        DIETARY FOODS
07    CANNED AND DRY       *                  *       12        DIETARY FOODS
07    CANNED AND DRY       *                  *       12        DIETARY FOODS
07    CANNED AND DRY       *                  *       12        DIETARY FOODS
07    CANNED AND DRY       *                  *       12        DIETARY FOODS
07    CANNED AND DRY       *                  *       12        DIETARY FOODS
07    CANNED AND DRY       *                  *       12        DIETARY FOODS
07    CANNED AND DRY       *                  *       12        DIETARY FOODS
07    CANNED AND DRY       *                  *       12        DIETARY FOODS
07    CANNED AND DRY       *                  *       32        ENTREE PREP CAN
07    CANNED AND DRY       *                  *       32        ENTREE PREP CAN
07    CANNED AND DRY       *                  *       32        ENTREE PREP CAN
07    CANNED AND DRY       *                  *       32        ENTREE PREP CAN
07    CANNED AND DRY       *                  *       32        ENTREE PREP CAN
07    CANNED AND DRY       *                  *       32        ENTREE PREP CAN
07    CANNED AND DRY       *                  *       32        ENTREE PREP CAN
07    CANNED AND DRY       *                  *       32        ENTREE PREP CAN
07    CANNED AND DRY       *                  *       32        ENTREE PREP CAN
07    CANNED AND DRY       *                  *       14        EXTRACTS/FD COL
07    CANNED AND DRY       *                  *       14        EXTRACTS/FD COL
07    CANNED AND DRY       *                  *       14        EXTRACTS/FD COL
07    CANNED AND DRY       *                  *       15        FISH DRIED, CAN
07    CANNED AND DRY       *                  *       15        FISH DRIED, CAN
07    CANNED AND DRY       *                  *       15        FISH DRIED, CAN

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
06    FORTUNE COOKIES                                 99        MISC.
03    NOODLES                                         99        MISC.
01    SAUCES                                          01        DUCK
04    VEGETABLE CAN                                   99        MISC.
03    BLOODY MARY MIX                                 99        MISC.
99    COCKTAIL-MISC                                   99        COCKTAIL-MISC
04    CREAM OF COCONT                                 99        MISC.
05    CREME DE MENTHE                                 99        MISC.
01    GRENADINE                                       99        MISC.
02    SWEET/SOUR                                      99        MISC.
04    COCOA/HOT CHOC                                  01        BULK
99    COF/TEA/COC MIS      *                  *       99        COF/TEA/COC MIS
01    COFFEE               *                  *       01        REGULAR
03    TEA                                             01        TEA BAGS
99    COM CAN DRY-MIS                                 99        COM CAN/DRY-MIS
02    COMMOD PREPARED                                 99        MISC.
01    COMMODITIES RAW                                 99        MISC.
99    CONDIMENTS-MISC                                 99        CONDIMENTS-MISC
01    KETCHUP                                         01        BULK
02    MUSTARD                                         99        MISC.
03    VINEGAR                                         01        WHITE
99    CKE/CRK/CON-MIS                                 99        CKE/CRK/CON-MIS
01    COOKIES                                         01        BULK
02    CRACKERS                                        01        BULK
02    CRACKERS                                        02        PORTION CONTROL
04    ICE CREAM CONES                                 01        CAKE CONES
10    DIET BABY FOODS                                 99        MISC.
12    DIET BEVERAGES                                  99        MISC.
09    DIET CEREALS                                    99        MISC.
11    DIET COOKY,CRAC                                 99        MISC.
05    DIET DESSERTS                                   01        GELATINS
03    DIET FRUITS                                     01        JUICE PACK
06    DIET JAM/JEL/PB                                 99        MISC.
01    DIET KITS                                       99        MISC.
07    DIET MAYO/DRSNG                                 99        MISC.
14    DIET SAUCES                                     99        MISC.
08    DIET SOUP/BASES                                 99        MISC.
02    DIET SWEETENERS                                 01        PACKAGES
13    DIET SYRUPS                                     99        MISC.
04    DIET VEGETABLES                                 01        LO-SODIUM
99    DIETARY - MISC                                  99        DIETARY - MISC
04    BEANS BKD/PORK                                  99        MISC.
02    BEEF ENTREES                                    99        MISC.
08    CHILI/ENTREES                                   99        MISC
99    ENT PRP CAN-MIS                                 99        ENT CAN PRP-MIS
07    ENTREE SING SER                                 99        MISC.
05    PASTA ENTREES                                   99        MISC.
03    PORK ENTREES                                    99        MISC.
01    POULTRY ENTREES                                 99        MISC.
06    SALADS PREPARED                                 01        BEAN
99    EXTR/FD COL-MIS                                 99        EXTR/FD COL-MIS
01    EXTRACTS                                        99        MISC.
02    FOOD COLORINGS                                  99        MISC.
01    ANCHOVIES                                       99        MISC.
02    CAVIAR                                          99        MISC.
03    CLAMS/CLAM JUIC                                 99        MISC.

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
07    CANNED AND DRY       *                  *       15        FISH DRIED, CAN
07    CANNED AND DRY       *                  *       15        FISH DRIED, CAN
07    CANNED AND DRY       *                  *       15        FISH DRIED, CAN
07    CANNED AND DRY       *                  *       15        FISH DRIED, CAN
07    CANNED AND DRY       *                  *       15        FISH DRIED, CAN
07    CANNED AND DRY       *                  *       15        FISH DRIED, CAN
07    CANNED AND DRY       *                  *       19        FOUNTAIN ITEMS
07    CANNED AND DRY       *                  *       19        FOUNTAIN ITEMS
07    CANNED AND DRY       *                  *       19        FOUNTAIN ITEMS
07    CANNED AND DRY       *                  *       19        FOUNTAIN ITEMS
07    CANNED AND DRY       *                  *       19        FOUNTAIN ITEMS
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       18        FRUITS CANNED
07    CANNED AND DRY       *                  *       20        GEL/PUDD/TOPPNG
07    CANNED AND DRY       *                  *       20        GEL/PUDD/TOPPNG
07    CANNED AND DRY       *                  *       20        GEL/PUDD/TOPPNG
07    CANNED AND DRY       *                  *       20        GEL/PUDD/TOPPNG
07    CANNED AND DRY       *                  *       20        GEL/PUDD/TOPPNG
07    CANNED AND DRY       *                  *       20        GEL/PUDD/TOPPNG
07    CANNED AND DRY       *                  *       22        GRAVIES & BASES
07    CANNED AND DRY       *                  *       22        GRAVIES & BASES
07    CANNED AND DRY       *                  *       22        GRAVIES & BASES
07    CANNED AND DRY       *                  *       22        GRAVIES & BASES
07    CANNED AND DRY       *                  *       22        GRAVIES & BASES
07    CANNED AND DRY       *                  *       22        GRAVIES & BASES
07    CANNED AND DRY       *                  *       22        GRAVIES & BASES
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
99    FISH CAN/DR-MIS                                 99        FISH CAN/DR-MIS
08    FISH DRIED                                      99        MISC.
04    HERRING                                         99        MISC.
05    SALMON                                          01        RED
06    SARDINES                                        99        MISC.
07    TUNA                                            01        DOMESTIC
99    FOUNTAIN - MISC                                 99        FOUNTAIN - MISC
03    SAUCES                                          01        CHOCOLATE
04    SOFT SERVE MIX                                  99        MISC.
01    SYRUPS                                          01        FRUIT
02    TOPPINGS                                        01        FRUIT
01    APPLES                                          99        MISC.
02    APPLESAUCE                                      99        MISC.
03    APRICOTS                                        01        IMPORTED
04    BANANAS                                         99        MISC.
05    BLUEBERRIES                                     99        MISC.
06    CHERRIES                                        01        MARASCHINO
07    CRANBERRIES                                     99        MISC.
08    FIGS                                            99        MISC.
09    FRUIT COCKTAIL                                  99        MISC.
99    FRUITS CAN-MISC                                 99        FRUITS CAN-MISC
11    GRAPEFRUIT                                      01        IMPORTED
10    GRAPES                                          99        MISC.
20    MANDARIN ORANGE                                 99        MISC
12    ORANGES                                         01        IMPORTED
12    ORANGES                                         99        MISC.
13    PEACHES                                         01        HALVES DOM
14    PEARS                                           01        HALVES DOM
15    PINEAPPLE                                       01        CHUNKS DOM
19    PLUMS                                           01        HALVES
19    PLUMS                                           03        PITTED
16    PRUNES                                          99        MISC.
17    RHUBARB                                         99        MISC.
18    WATERMELON                                      99        MISC.
04    CUSTARDS                                        99        MISC.
99    GEL/PUD/TOP-MIS                                 99        GEL/PUD/TOP-MIS
01    GELATINS                                        01        FLAVORED
03    MOUSSE                                          99        MISC.
02    PUDDINGS                                        01        INSTANT
06    WHIP TOPP DRY                                   99        MISC.
01    BEEF                                            01        DRY MIX
05    BROWN                                           01        DRY MIX
02    CHICKEN                                         01        DRY MIX
99    GRAVY&BASE-MIS                                  99        GRAVY&BASE-MIS
03    TURKEY                                          01        DRY MIX
03    TURKEY                                          02        LIQUID
04    WHITE                                           01        DRY MIX
21    ASIAN ITEMS                                     04        PLUM
21    ASIAN ITEMS                                     01        SOY JAPANESE
31    BEVERAGE IMP                                    01        TEA IMP
01    CAVIAR                                          01        FRESH
02    CHOCOLATE                                       01        BULK
02    CHOCOLATE                                       99        MISC.
26    CIGARS                                          01        DOMESTIC
27    COOKIES/CHIPS                                   01        COOKIE IMP
03    CRACKER/TOAST                                   01        CRACKERS

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       44        IMPORT SPECLTY
07    CANNED AND DRY       *                  *       21        JAM/JELL/P-BTTR
07    CANNED AND DRY       *                  *       21        JAM/JELL/P-BTTR
07    CANNED AND DRY       *                  *       21        JAM/JELL/P-BTTR
07    CANNED AND DRY       *                  *       21        JAM/JELL/P-BTTR
07    CANNED AND DRY       *                  *       21        JAM/JELL/P-BTTR
07    CANNED AND DRY       *                  *       21        JAM/JELL/P-BTTR
07    CANNED AND DRY       *                  *       21        JAM/JELL/P-BTTR
07    CANNED AND DRY       *                  *       16        JUICES/DRINKS
07    CANNED AND DRY       *                  *       16        JUICES/DRINKS
07    CANNED AND DRY       *                  *       16        JUICES/DRINKS
07    CANNED AND DRY       *                  *       16        JUICES/DRINKS
07    CANNED AND DRY       *                  *       16        JUICES/DRINKS
07    CANNED AND DRY       *                  *       16        JUICES/DRINKS
07    CANNED AND DRY       *                  *       16        JUICES/DRINKS
07    CANNED AND DRY       *                  *       16        JUICES/DRINKS
07    CANNED AND DRY       *                  *       23        MEATS CANNED
07    CANNED AND DRY       *                  *       23        MEATS CANNED
07    CANNED AND DRY       *                  *       23        MEATS CANNED
07    CANNED AND DRY       *                  *       23        MEATS CANNED
07    CANNED AND DRY       *                  *       23        MEATS CANNED
07    CANNED AND DRY       *                  *       23        MEATS CANNED
07    CANNED AND DRY       *                  *       23        MEATS CANNED
07    CANNED AND DRY       *                  *       23        MEATS CANNED
07    CANNED AND DRY       *                  *       31        MEXICAN FOODS

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
16    DRIED TOMATOES                                  01        ITALY DRY PACK
05    ESCARGOT                                        01        ACHATINES
35    FOIE GRAS FRESH                                 01        GOOSE
06    FRUITS & NUTS                                   01        CHESTNUTS WHOLE
07    GAUFRETTES                                      01        FAN WAFERS
32    GLAZE/SAUCE IMP                                 01        DEMI GLAZE IMP
29    GRAINS/RISOTTO                                  01        INSTANT
09    MUSHROOMS                                       01        DRIED
09    MUSHROOMS                                       02        WATER PACKED
08    MUSTARDS                                        01        DIJON
12    OILS ORIENTAL                                   01        PURE
11    OILS SPECIALITY                                 01        EXTRA VIRGIN
19    OLIVES SPECLTY                                  01        SICILIAN
33    PASTRY FILLING                                  01        FRUIT FILLING
33    PASTRY FILLING                                  02        FRUIT GLAZE
18    PASTRY SHELL                                    01        LARGE
13    PATES                                           01        FRESH
04    PICKLES IMPORT                                  01        CORNICHONS
34    PRESERV/JAM IMP                                 01        PRESERVES IMP
20    SEAFOOD SPECLTY                                 01        OYSTERS SMOKED
22    SEASONINGS                                      01        CAPERS
23    SPCLTY BNS&GRN                                  01        BEANS
28    SPECIALTY RICE                                  01        ARBORIO
17    SPECLTY VEG                                     01        CELERY
24    SPECTLY SUGARS                                  01        WHITE
15    SPICES/HERBS                                    02        SAFFRON
15    SPICES/HERBS                                    01        TARRAGON
25    SPREAD & PASTE                                  04        HUMMUS
25    SPREAD & PASTE                                  01        SPREADS
30    TRUFFLE/CANDY                                   01        TRUFFLES
10    TRUFFLES                                        01        WHOLE
14    VINEGAR                                         01        FRENCH BOTTLED
06    FRUIT SPREADS                                   99        MISC
04    HONEY                                           99        MISC.
99    JAM/JELL-MISC                                   99        JAM/JELL-MISC
01    JAMS                                            99        MISC.
02    JELLIES                                         99        MISC.
05    PEANUT BUTTER                                   99        MISC.
03    PRESERVES                                       99        MISC.
04    BEVERAGE MIXES                                  99        MISC.
99    JCE/DRINKS-MISC                                 99        JCE/DRINKS-MISC
02    JUICE DRINKS                                    02        CONC BASES,LIQD
02    JUICE DRINKS                                    01        SINGLE STRENGTH
01    JUICE FRUIT/VEG                                 01        SINGLE STRENGTH
05    SODA                                            01        BOTTLES
03    SOFT DRINK MIX                                  99        MISC.
06    WATER                                           01        WATER
01    BACON/BACON BIT                                 01        IMITATION
02    BEEF                                            99        MISC.
03    HAM                                             99        MISC.
99    MEAT CANNED-MIS                                 99        MEAT CANNED-MIS
04    MEAT LUNCH                                      99        MISC.
07    PATES                                           99        MISC.
05    PORK                                            99        MISC.
06    POULTRY                                         99        MISC.
06    BEANS REFRIED                                   99        MISC.

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
07    CANNED AND DRY       *                  *       31        MEXICAN FOODS
07    CANNED AND DRY       *                  *       31        MEXICAN FOODS
07    CANNED AND DRY       *                  *       31        MEXICAN FOODS
07    CANNED AND DRY       *                  *       31        MEXICAN FOODS
07    CANNED AND DRY       *                  *       31        MEXICAN FOODS
07    CANNED AND DRY       *                  *       31        MEXICAN FOODS
07    CANNED AND DRY       *                  *       31        MEXICAN FOODS
07    CANNED AND DRY       *                  *       24        MILK & NONDAIRY
07    CANNED AND DRY       *                  *       24        MILK & NONDAIRY
07    CANNED AND DRY       *                  *       24        MILK & NONDAIRY
07    CANNED AND DRY       *                  *       24        MILK & NONDAIRY
07    CANNED AND DRY       *                  *       25        OLIVES
07    CANNED AND DRY       *                  *       25        OLIVES
07    CANNED AND DRY       *                  *       25        OLIVES
07    CANNED AND DRY       *                  *       25        OLIVES
07    CANNED AND DRY       *                  *       26        PASTA PRODUCTS
07    CANNED AND DRY       *                  *       26        PASTA PRODUCTS
07    CANNED AND DRY       *                  *       26        PASTA PRODUCTS
07    CANNED AND DRY       *                  *       27        PET FOODS
07    CANNED AND DRY       *                  *       27        PET FOODS
07    CANNED AND DRY       *                  *       28        PICKLE,REL,PROD
07    CANNED AND DRY       *                  *       28        PICKLE,REL,PROD
07    CANNED AND DRY       *                  *       28        PICKLE,REL,PROD
07    CANNED AND DRY       *                  *       29        PORTION PAKS/PC
07    CANNED AND DRY       *                  *       29        PORTION PAKS/PC
07    CANNED AND DRY       *                  *       29        PORTION PAKS/PC
07    CANNED AND DRY       *                  *       29        PORTION PAKS/PC
07    CANNED AND DRY       *                  *       29        PORTION PAKS/PC
07    CANNED AND DRY       *                  *       29        PORTION PAKS/PC
07    CANNED AND DRY       *                  *       29        PORTION PAKS/PC
07    CANNED AND DRY       *                  *       29        PORTION PAKS/PC
07    CANNED AND DRY       *                  *       29        PORTION PAKS/PC
07    CANNED AND DRY       *                  *       29        PORTION PAKS/PC
07    CANNED AND DRY       *                  *       29        PORTION PAKS/PC
07    CANNED AND DRY       *                  *       29        PORTION PAKS/PC
07    CANNED AND DRY       *                  *       29        PORTION PAKS/PC
07    CANNED AND DRY       *                  *       29        PORTION PAKS/PC
07    CANNED AND DRY       *                  *       29        PORTION PAKS/PC
07    CANNED AND DRY       *                  *       29        PORTION PAKS/PC
07    CANNED AND DRY       *                  *       29        PORTION PAKS/PC
07    CANNED AND DRY       *                  *       29        PORTION PAKS/PC
07    CANNED AND DRY       *                  *       30        POTATO-CAN/DEHY
07    CANNED AND DRY       *                  *       30        POTATO-CAN/DEHY
07    CANNED AND DRY       *                  *       30        POTATO-CAN/DEHY
07    CANNED AND DRY       *                  *       33        RICE AND GRAINS
07    CANNED AND DRY       *                  *       33        RICE AND GRAINS
07    CANNED AND DRY       *                  *       34        SALAD DRES/MAYO
07    CANNED AND DRY       *                  *       34        SALAD DRES/MAYO
07    CANNED AND DRY       *                  *       34        SALAD DRES/MAYO
07    CANNED AND DRY       *                  *       34        SALAD DRES/MAYO
07    CANNED AND DRY       *                  *       34        SALAD DRES/MAYO
07    CANNED AND DRY       *                  *       35        SALT/SEASN/SPCE
07    CANNED AND DRY       *                  *       35        SALT/SEASN/SPCE
07    CANNED AND DRY       *                  *       35        SALT/SEASN/SPCE
07    CANNED AND DRY       *                  *       35        SALT/SEASN/SPCE
07    CANNED AND DRY       *                  *       36        SAUCES/SAUC MIX

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
02    CHILI                                           01        CHILI PEPPERS
03    ENCHILADA SAUCE                                 99        MISC.
05    JALAPENO PEPPER                                 99        MISC.
99    MEXICAN FD-MISC                                 99        MEXICAN FD-MISC
04    PICANTI SAUCE                                   99        MISC.
07    SALSA                                           99        MISC.
01    TACOS                                           01        SHELLS
03    CREAM NON-DAIRY                                 01        REGULAR POWDER
02    MILK-DRY                                        01        REGULAR
01    MILK-LIQUID                                     02        CONDENSED
01    MILK-LIQUID                                     01        EVAPORATED
03    GREEK                                           99        MISC.
01    GREEN                                           01        PLAIN DOM
04    OLIVES COCKTAIL                                 99        MISC.
02    RIPE                                            01        PLAIN DOM
04    MACARONI                                        99        MISC
05    NOODLES                                         99        MISC
03    SPAGHETTI                                       99        MISC.
01    CAT FOODS                                       01        DRY
02    DOG FOODS                                       01        DRY
01    PICKLES                                         01        WHOLE
03    RELISHES                                        99        MISC.
02    VEG, FRT PCKLED                                 01        CORN
16    CREAMERS                                        99        MISC.
02    HONEY                                           99        MISC.
03    HORSERADISH                                     99        MISC.
04    JAMS                                            99        MISC.
05    JELLIES                                         01        REGULAR
01    KETCHUP                                         99        MISC.
17    LEMON JUICE                                     99        MISC
06    MAYONNAISE                                      01        REGULAR
07    MUSTARD                                         99        MISC.
08    PEPPER                                          99        MISC.
09    PRESERVES                                       99        MISC.
10    RELISH                                          99        MISC.
11    SALAD DRESSING                                  03        FAT FREE
11    SALAD DRESSING                                  01        REGULAR
12    SALT                                            99        MISC.
13    SAUCE                                           01        COCKTAIL
14    SUGAR                                           99        MISC.
15    SYRUP                                           01        REGULAR
01    POTATOES CANNED                                 99        MISC.
01    POTATOES CANNED                                 01        WHOLE
02    POTATOES DEHY                                   01        AU GRATIN
02    GRAINS                                          01        BARLEY
01    RICE                                            01        WHITE
04    DRESSINGS REFRG                                 99        MISC.
02    FLV SALAD DRESS                                 01        BUTTRMILK/RANCH
01    MAYONNAISE                                      01        REGULAR
03    SALAD DRSNG MIX                                 99        MISC.
05    WHT SALAD DRESS                                 01        REGULAR
01    SALT                                            01        REGULAR
05    SEASONED                                        99        MISC.
02    SEASONINGS                                      01        CAPERS
03    SPICES                                          99        MISC.
01    B-B-Q                                           99        MISC.

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
07    CANNED AND DRY       *                  *       36        SAUCES/SAUC MIX
07    CANNED AND DRY       *                  *       36        SAUCES/SAUC MIX
07    CANNED AND DRY       *                  *       36        SAUCES/SAUC MIX
07    CANNED AND DRY       *                  *       36        SAUCES/SAUC MIX
07    CANNED AND DRY       *                  *       36        SAUCES/SAUC MIX
07    CANNED AND DRY       *                  *       36        SAUCES/SAUC MIX
07    CANNED AND DRY       *                  *       36        SAUCES/SAUC MIX
07    CANNED AND DRY       *                  *       36        SAUCES/SAUC MIX
07    CANNED AND DRY       *                  *       36        SAUCES/SAUC MIX
07    CANNED AND DRY       *                  *       36        SAUCES/SAUC MIX
07    CANNED AND DRY       *                  *       36        SAUCES/SAUC MIX
07    CANNED AND DRY       *                  *       36        SAUCES/SAUC MIX
07    CANNED AND DRY       *                  *       36        SAUCES/SAUC MIX
07    CANNED AND DRY       *                  *       37        SHORTENING, OIL
07    CANNED AND DRY       *                  *       37        SHORTENING, OIL
07    CANNED AND DRY       *                  *       38        SNACKS
07    CANNED AND DRY       *                  *       38        SNACKS
07    CANNED AND DRY       *                  *       38        SNACKS
07    CANNED AND DRY       *                  *       38        SNACKS
07    CANNED AND DRY       *                  *       38        SNACKS
07    CANNED AND DRY       *                  *       39        SOUP,CHOWDR,BAS
07    CANNED AND DRY       *                  *       39        SOUP,CHOWDR,BAS
07    CANNED AND DRY       *                  *       39        SOUP,CHOWDR,BAS
07    CANNED AND DRY       *                  *       39        SOUP,CHOWDR,BAS
07    CANNED AND DRY       *                  *       40        SUGAR
07    CANNED AND DRY       *                  *       40        SUGAR
07    CANNED AND DRY       *                  *       40        SUGAR
07    CANNED AND DRY       *                  *       40        SUGAR
07    CANNED AND DRY       *                  *       40        SUGAR
07    CANNED AND DRY       *                  *       41        SYRUPS
07    CANNED AND DRY       *                  *       41        SYRUPS
07    CANNED AND DRY       *                  *       41        SYRUPS
07    CANNED AND DRY       *                  *       41        SYRUPS
07    CANNED AND DRY       *                  *       13        VEG/FRUIT DRIED
07    CANNED AND DRY       *                  *       13        VEG/FRUIT DRIED
07    CANNED AND DRY       *                  *       13        VEG/FRUIT DRIED
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
02    BERNAISE                                        99        MISC.
03    CHEESE                                          99        MISC.
04    COCKTAIL                                        99        MISC.
05    CREOLE                                          99        MISC.
06    HOLLANDAISE                                     99        MISC.
07    HOT                                             99        MISC.
08    ITALIAN/PIZZA                                   99        MISC.
09    NACHO                                           99        MISC.
10    SPAGHETTI                                       99        MISC.
11    STEAK                                           99        MISC.
14    TARTAR                                          99        MISC
12    TOMATO                                          99        MISC.
13    WORCESTERSHIRE                                  99        MISC.
02    OILS                                            01        SOYBEAN
01    SHORTENING                                      01        VEGETABLE
04    BAR MIXES                                       99        MISC.
01    CHIPS                                           02        CORN
01    CHIPS                                           01        POTATO
02    POPCORN                                         99        MISC.
03    PRETZELS                                        99        MISC.
02    CHOWDER                                         01        REGULAR
03    SOUP BASES                                      01        BEEF
04    SOUP MIXES DRY                                  99        MISC.
01    SOUPS                                           01        REGULAR
02    BROWN                                           01        BULK
03    CONFECTIONERS                                   01        BULK
01    GRANULATED                                      01        BULK
04    TABLETS                                         99        MISC.
05    VENDING                                         99        MISC.
02    CORN SYRUP                                      99        MISC.
03    MOLASSES                                        99        MISC.
01    PNCKE/MAP SYRUP                                 99        MISC.
04    SIMPLE SYRUP                                    99        MISC.
99    BEG/FRT-MIS DRD                                 99        MISC.
02    FRUITS DRIED                                    01        APRICOTS
01    VEGETABLE DRIED                                 01        BEANS
27    ARTICHOKES                                      01        DOMESTIC
01    ASPARAGUS                                       01        GREEN DOMESTIC
01    ASPARAGUS                                       03        GREEN IMPORTED
02    BAMBOO SHOOTS                                   99        MISC.
03    BEANS                                           01        GREEN
04    BEETS                                           99        MISC.
05    CABBAGE                                         99        MISC.
06    CARROTS                                         01        DOMESTIC
07    CELERY                                          99        MISC.
08    CHIVES                                          99        MISC.
09    CORN                                            99        MISC.
10    GREENS                                          01        COLLARD
12    LEEKS                                           99        MISC.
14    MUSHROOMS                                       01        DOMESTIC
15    ONIONS                                          01        REGULAR
16    PEAS                                            01        BLACKEYE
17    PEPPERS                                         01        RED
18    PIMENTOS                                        01        DOMESTIC
19    PUMPKIN                                         99        MISC.
20    SAUERKRAUT                                      99        MISC.

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       42        VEGETABLE CAN
07    CANNED AND DRY       *                  *       07        WINE/LIQ COOKNG
07    CANNED AND DRY       *                  *       07        WINE/LIQ COOKNG
08    PAPER & DISP         *                  *       03        AMENITIES
08    PAPER & DISP         *                  *       06        APPAREL  DISP
08    PAPER & DISP         *                  *       06        APPAREL  DISP
08    PAPER & DISP         *                  *       06        APPAREL  DISP
08    PAPER & DISP         *                  *       06        APPAREL  DISP
08    PAPER & DISP         *                  *       06        APPAREL  DISP
08    PAPER & DISP         *                  *       06        APPAREL  DISP
08    PAPER & DISP         *                  *       06        APPAREL  DISP
08    PAPER & DISP         *                  *       06        APPAREL  DISP
08    PAPER & DISP         *                  *       06        APPAREL  DISP
08    PAPER & DISP         *                  *       09        BAGS
08    PAPER & DISP         *                  *       09        BAGS
08    PAPER & DISP         *                  *       09        BAGS
08    PAPER & DISP         *                  *       09        BAGS
08    PAPER & DISP         *                  *       09        BAGS
08    PAPER & DISP         *                  *       09        BAGS
08    PAPER & DISP         *                  *       12        BOXS CTN CIR SQ
08    PAPER & DISP         *                  *       12        BOXS CTN CIR SQ
08    PAPER & DISP         *                  *       12        BOXS CTN CIR SQ
08    PAPER & DISP         *                  *       15        COASTERS
08    PAPER & DISP         *                  *       18        CONTAINERS PANS
08    PAPER & DISP         *                  *       18        CONTAINERS PANS
08    PAPER & DISP         *                  *       18        CONTAINERS PANS
08    PAPER & DISP         *                  *       18        CONTAINERS PANS
08    PAPER & DISP         *                  *       18        CONTAINERS PANS
08    PAPER & DISP         *                  *       18        CONTAINERS PANS
08    PAPER & DISP         *                  *       21        CUPS
08    PAPER & DISP         *                  *       21        CUPS
08    PAPER & DISP         *                  *       21        CUPS
08    PAPER & DISP         *                  *       21        CUPS
08    PAPER & DISP         *                  *       21        CUPS
08    PAPER & DISP         *                  *       24        CUTLERY PLASTIC
08    PAPER & DISP         *                  *       27        DISPENSERS
08    PAPER & DISP         *                  *       27        DISPENSERS
08    PAPER & DISP         *                  *       30        DOILIES
08    PAPER & DISP         *                  *       98        EQUIPMENT CHRGS
08    PAPER & DISP         *                  *       33        FILTERS
08    PAPER & DISP         *                  *       33        FILTERS
08    PAPER & DISP         *                  *       36        FOOD WRAPS
08    PAPER & DISP         *                  *       36        FOOD WRAPS
08    PAPER & DISP         *                  *       36        FOOD WRAPS
08    PAPER & DISP         *                  *       36        FOOD WRAPS
08    PAPER & DISP         *                  *       36        FOOD WRAPS
08    PAPER & DISP         *                  *       39        GUEST CKS FORMS
08    PAPER & DISP         *                  *       40        LABELS
08    PAPER & DISP         *                  *       42        LIDS
08    PAPER & DISP         *                  *       42        LIDS

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
21    SPINACH                                         99        MISC.
22    SQUASH                                          99        MISC.
23    TOMATOES                                        01        PASTE
24    TRUFFLES                                        99        MISC.
25    TURNIP                                          99        MISC.
13    VEGETABLE MIXED                                 99        MISC.
26    WATER CHESTNUTS                                 99        MISC.
02    LIQUORS                                         01        BRANDY
01    WINES                                           01        SHERRY
03    AMENITIES                                       01        BAGS  LAUNDRY
05    APRONS                                          55        PAPER FULL
08    BEARD PROTECTOR                                 08        BEARD PROTECTOR
10    BIBS                                            05        CHILD
18    CAPS PAPER                                      02        BOUFFANT
18    CAPS PAPER                                      99        MISC.
25    GLOVES                                          32        POLY FOOD HANDL
34    HAIRNETS                                        58        NYLON
40    HATS CHEFS                                      04        FLEECE PLAIN
79    SLIPPERS                                        53        PAPER
25    FOIL                                            08        BISCUIT
56    PAPER                                           01        WAX CSTM PRINT
64    PLASTIC                                         04        BAKERY
64    PLASTIC                                         27        COOKIE
45    WAX                                             01        CUSTOM PRINT
45    WAX                                             99        MISC
12    CORRUGATED                                      04        BOARDS  CAKE
59    NON-CORRUGATED                                  11        BAKE CST PRT WN
59    NON-CORRUGATED                                  01        BAKE CSTM PRT
15    COASTERS                                        12        BLOTTER STOCK
09    ALUMINUM                                        03        ASHTRAYS
09    ALUMINUM                                        14        CRAB SHELLS
15    FOAM                                            29        FOOD  NO LID
56    PAPER                                           06        BASKETS
64    PLASTICS                                        06        BASKETS
64    PLASTICS                                        99        MISC.
15    FOAM                                            04        CUSTOM PRT REG
19    FOIL                                            03        BAKING
56    PAPER                                           03        BAKING
64    PLASTICS                                        04        CUPS CLEAR HARD
64    PLASTICS                                        62        PORTION
24    CUTLERY PLASTIC                                 04        KITS POLYPROP
27    DISPENSERS                                      03        ALUMINUM  FOIL
27    DISPENSERS                                      08        CARRIER CUP
30    DOILIES                                         05        FOIL
01    RENTAL                                          01        RENTAL FEE
33    FILTERS                                         04        COFFEE
33    FILTERS                                         34        ICE TEA
09    ALUMINUM                                        56        ROLL CUTTER BOX
26    CHEESECLOTH                                     15        CHEESECLOTH
56    PAPER                                           04        BAKERY TISSUE
64    PLASTIC                                         07        CHEESE
64    PLASTIC                                         52        MEAT
39    GUEST CKS FORMS                                 08        CARDS
40    LABELS                                          06        DAY
09    ALUMINUM                                        09        CONTAINERS
09    ALUMINUM                                        76        STEAMTABLE PANS

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
08    PAPER & DISP         *                  *       42        LIDS
08    PAPER & DISP         *                  *       42        LIDS
08    PAPER & DISP         *                  *       42        LIDS
08    PAPER & DISP         *                  *       45        LIGHTING
08    PAPER & DISP         *                  *       45        LIGHTING
08    PAPER & DISP         *                  *       48        LINERS  TRASH
08    PAPER & DISP         *                  *       51        MAINT SUPPLIES
08    PAPER & DISP         *                  *       51        MAINT SUPPLIES
08    PAPER & DISP         *                  *       54        MATCHES
08    PAPER & DISP         *                  *       60        NAPKINS
08    PAPER & DISP         *                  *       60        NAPKINS
08    PAPER & DISP         *                  *       60        NAPKINS
08    PAPER & DISP         *                  *       60        NAPKINS
08    PAPER & DISP         *                  *       60        NAPKINS
08    PAPER & DISP         *                  *       63        OFFICE SUPPLIES
08    PAPER & DISP         *                  *       66        PARTY SUPPLIES
08    PAPER & DISP         *                  *       69        PICKS-STIRRERS
08    PAPER & DISP         *                  *       69        PICKS-STIRRERS
08    PAPER & DISP         *                  *       72        PLACEMAT COVERS
08    PAPER & DISP         *                  *       72        PLACEMAT COVERS
08    PAPER & DISP         *                  *       75        PLATES BOWLS
08    PAPER & DISP         *                  *       75        PLATES BOWLS
08    PAPER & DISP         *                  *       75        PLATES BOWLS
08    PAPER & DISP         *                  *       75        PLATES BOWLS
08    PAPER & DISP         *                  *       75        PLATES BOWLS
08    PAPER & DISP         *                  *       75        PLATES BOWLS
08    PAPER & DISP         *                  *       75        PLATES BOWLS
08    PAPER & DISP         *                  *       78        STRAWS
08    PAPER & DISP         *                  *       81        TBL COVER SKIRT
08    PAPER & DISP         *                  *       81        TBL COVER SKIRT
08    PAPER & DISP         *                  *       84        TISSUES
08    PAPER & DISP         *                  *       87        TOWELS
08    PAPER & DISP         *                  *       90        TRAYS CARRIERS            *                       *
08    PAPER & DISP         *                  *       90        TRAYS CARRIERS
08    PAPER & DISP         *                  *       96        WIPERS
09    CHEMICAL/JANTRL      *                  *       05        AMENITIES
09    CHEMICAL/JANTRL      *                  *       05        AMENITIES
09    CHEMICAL/JANTRL      *                  *       05        AMENITIES
09    CHEMICAL/JANTRL      *                  *       05        AMENITIES
09    CHEMICAL/JANTRL      *                  *       05        AMENITIES
09    CHEMICAL/JANTRL      *                  *       05        AMENITIES
09    CHEMICAL/JANTRL      *                  *       05        AMENITIES
09    CHEMICAL/JANTRL      *                  *       05        AMENITIES
09    CHEMICAL/JANTRL      *                  *       05        AMENITIES
09    CHEMICAL/JANTRL      *                  *       10        BAR MAINT
09    CHEMICAL/JANTRL      *                  *       10        BAR MAINT
09    CHEMICAL/JANTRL      *                  *       10        BAR MAINT
09    CHEMICAL/JANTRL      *                  *       10        BAR MAINT
09    CHEMICAL/JANTRL      *                  *       10        BAR MAINT
09    CHEMICAL/JANTRL      *                  *       15        CHARCOAL
09    CHEMICAL/JANTRL      *                  *       15        CHARCOAL
09    CHEMICAL/JANTRL      *                  *       15        CHARCOAL
09    CHEMICAL/JANTRL      *                  *       20        CLEANING SYSTEM
09    CHEMICAL/JANTRL      *                  *       20        CLEANING SYSTEM
09    CHEMICAL/JANTRL      *                  *       20        CLEANING SYSTEM
09    CHEMICAL/JANTRL      *                  *       20        CLEANING SYSTEM

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
36    FOAM                                            08        BOWLS
56    PAPER                                           08        CAPS CSTM PRINT
64    PLASTICS                                        08        BOWLS  FOAM
45    LIGHTING                                        03        APPLIANCE BULBS
45    LIGHTING                                        07        BUG LIGHTS
48    LINERS  TRASH                                   02        AUTOCLAVE
51    MAINT SUPPLIES                                  01        BAGS  LAUNDRY
51    MAINT SUPPLIES                                  03        BAGS  SANITARY
54    MATCHES                                         02        BOOK PLAIN
17    COCKTAIL                                        88        3-PLY COLORS
17    COCKTAIL                                        07        CUSTOM PRINT
24    DINNER LUNCH                                    07        CUSTOM PRINT
28    DISPENSER MEAL                                  07        CUSTOM PRINT
31    DISPENSER SNACK                                 06        4X4.25
63    OFFICE SUPPLIES                                 14        CRAYONS
66    PARTY SUPPLIES                                  06        BALLOONS
64    PLASTIC                                         08        ARROW PICKS
92    WOOD                                            07        CHOPHOLDERS
72    PLACEMAT COVERS                                 53        PLACEMAT WHITE
72    PLACEMAT COVERS                                 51        PLCMAT/NAP CMBO
03    ALUMINUM                                        04        BOWLS
15    FOAM                                            01        BOWLS CSTM PRT
30    MICROWAVEABLE                                   06        BOWLS
42    MOLDED FIBRE                                    07        BOWLS
42    MOLDED FIBRE                                    74        PLATTR CSTM PRT
56    PAPER                                           07        BOWLS
64    PLASTIC                                         06        BOWLS
78    STRAWS                                          21        FLEX  PLASTIC
84    SKIRTING                                        72        PLASTIC
81    TABLE COVERS                                    61        PAPER  FLAT
84    TISSUES                                         24        FACIAL
87    TOWELS                                          02        BIG-FOLD
90    TRAYS CARRIERS                                  10        CUP MOLDED FIBR
90    TRAYS CARRIERS                                  14        CUP PAPER
96    WIPERS                                          17        DUST
99    AMENITIES MISC                                  99        MISC
05    BAR SOAP                                        05        UNWRAPPED
10    DEODORANTS                                      99        MISC.
20    HAIR CARE                                       05        CONDITIONER
30    LOTIONS                                         99        MISC.
50    SHAVING SUPPLY                                  01        AFTER SHAVE
55    SHOE CARE                                       99        MISC.
60    SHOWER CAPS                                     99        MISC.
70    TOOTH CARE                                      05        BRUSHES
99    BAR MAINT-MISC                                  99        MISC
05    DETERGENTS                                      05        LIQUID
05    DETERGENTS                                      99        MISC.
25    SANITIZERS                                      05        LIQUID
45    WATER CONDTNRS                                  05        LIQUID
05    CHARCOAL                                        05        BRIQUETS
99    CHARCOAL MISC                                   99        MISC
15    LIGHTER/STARTER                                 05        LIQUID
99    CLNING SYS-MISC                                 99        MISC
20    OASIS                                           05        AIR FRESHENERS
30    SILENT SUPRVSR                                  05        CLEANER
31    SILENT SUPV, JR                                 05        CLEANER

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
09    CHEMICAL/JANTRL      *                  *       20        CLEANING SYSTEM
09    CHEMICAL/JANTRL      *                  *       20        CLEANING SYSTEM
09    CHEMICAL/JANTRL      *                  *       25        COOKING AREA
09    CHEMICAL/JANTRL      *                  *       25        COOKING AREA
09    CHEMICAL/JANTRL      *                  *       25        COOKING AREA
09    CHEMICAL/JANTRL      *                  *       25        COOKING AREA
09    CHEMICAL/JANTRL      *                  *       25        COOKING AREA
09    CHEMICAL/JANTRL      *                  *       25        COOKING AREA
09    CHEMICAL/JANTRL      *                  *       25        COOKING AREA
09    CHEMICAL/JANTRL      *                  *       30        DINING ROOM
09    CHEMICAL/JANTRL      *                  *       30        DINING ROOM
09    CHEMICAL/JANTRL      *                  *       30        DINING ROOM
09    CHEMICAL/JANTRL      *                  *       30        DINING ROOM
09    CHEMICAL/JANTRL      *                  *       35        DISNFCTNT CLNRS
09    CHEMICAL/JANTRL      *                  *       35        DISNFCTNT CLNRS
09    CHEMICAL/JANTRL      *                  *       35        DISNFCTNT CLNRS
09    CHEMICAL/JANTRL      *                  *       35        DISNFCTNT CLNRS
09    CHEMICAL/JANTRL      *                  *       35        DISNFCTNT CLNRS
09    CHEMICAL/JANTRL      *                  *       35        DISNFCTNT CLNRS
09    CHEMICAL/JANTRL      *                  *       40        DRAIN CLNR/MANT
09    CHEMICAL/JANTRL      *                  *       40        DRAIN CLNR/MANT
09    CHEMICAL/JANTRL      *                  *       40        DRAIN CLNR/MANT
09    CHEMICAL/JANTRL      *                  *       98        EQUIPMENT CHRGS
09    CHEMICAL/JANTRL      *                  *       45        FLOOR CARE
09    CHEMICAL/JANTRL      *                  *       45        FLOOR CARE
09    CHEMICAL/JANTRL      *                  *       45        FLOOR CARE
09    CHEMICAL/JANTRL      *                  *       45        FLOOR CARE
09    CHEMICAL/JANTRL      *                  *       45        FLOOR CARE
09    CHEMICAL/JANTRL      *                  *       45        FLOOR CARE
09    CHEMICAL/JANTRL      *                  *       45        FLOOR CARE
09    CHEMICAL/JANTRL      *                  *       45        FLOOR CARE
09    CHEMICAL/JANTRL      *                  *       45        FLOOR CARE
09    CHEMICAL/JANTRL      *                  *       45        FLOOR CARE
09    CHEMICAL/JANTRL      *                  *       45        FLOOR CARE
09    CHEMICAL/JANTRL      *                  *       45        FLOOR CARE
09    CHEMICAL/JANTRL      *                  *       50        HAND/BODY CARE
09    CHEMICAL/JANTRL      *                  *       50        HAND/BODY CARE
09    CHEMICAL/JANTRL      *                  *       50        HAND/BODY CARE
09    CHEMICAL/JANTRL      *                  *       50        HAND/BODY CARE
09    CHEMICAL/JANTRL      *                  *       50        HAND/BODY CARE
09    CHEMICAL/JANTRL      *                  *       50        HAND/BODY CARE
09    CHEMICAL/JANTRL      *                  *       55        JANITORIAL MANT
09    CHEMICAL/JANTRL      *                  *       55        JANITORIAL MANT
09    CHEMICAL/JANTRL      *                  *       55        JANITORIAL MANT
09    CHEMICAL/JANTRL      *                  *       55        JANITORIAL MANT
09    CHEMICAL/JANTRL      *                  *       55        JANITORIAL MANT
09    CHEMICAL/JANTRL      *                  *       55        JANITORIAL MANT
09    CHEMICAL/JANTRL      *                  *       55        JANITORIAL MANT
09    CHEMICAL/JANTRL      *                  *       55        JANITORIAL MANT
09    CHEMICAL/JANTRL      *                  *       55        JANITORIAL MANT
09    CHEMICAL/JANTRL      *                  *       55        JANITORIAL MANT
09    CHEMICAL/JANTRL      *                  *       60        LAUNDRY
09    CHEMICAL/JANTRL      *                  *       60        LAUNDRY
09    CHEMICAL/JANTRL      *                  *       60        LAUNDRY
09    CHEMICAL/JANTRL      *                  *       60        LAUNDRY
09    CHEMICAL/JANTRL      *                  *       60        LAUNDRY

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
25    SMART CART                                      99        MISC.
50    SPRAY BOTTLES                                   99        MISC.
99    CKNG AREA-MISC                                  99        MISC
10    DECARBONIZERS                                   99        MISC.
05    DEGREASERS                                      05        CAUSTIC
15    FRYER/GRILL CLN                                 05        CAUSTIC
20    OVEN CLEANERS                                   01        AEROSOL
30    STNS STL POLISH                                 01        AEROSOL
30    STNS STL POLISH                                 05        CREME
01    AIR FRESHENERS                                  01        AEROSOL
05    CLEANERS                                        05        ALL PURPOSE
99    DINING RM-MISC                                  99        MISC
10    POLISH                                          05        BRASS
05    CHLORINE                                        05        LIQUID
99    DIS/CLNR-MISC                                   99        MISC
10    PHENOLIC                                        05        LIQUID
10    PHENOLIC                                        99        MISC.
15    PINE                                            05        LIQUID
20    QUATERNARY                                      05        LIQUID
05    DISPENSED                                       05        LIQUID
99    DRAIN - MISC                                    99        MISC
20    MANUAL                                          05        LIQUID
01    RENTAL                                          01        RENTAL FEE
05    CARPET                                          05        CLEANER
10    CERAMIC TILE                                    05        CLEANER
10    CERAMIC TILE                                    99        MISC
15    CONCRETE                                        05        CLEANER
99    FLOOR CARE-MISC                                 99        MISC
20    FREEZER                                         05        LIQUID
30    MARBLE                                          05        CLEANER
40    QUARRY TILE                                     05        CLEANER
45    TERRAZZO                                        05        CLEANER
50    VINYL                                           05        CLEANER
55    WOOD                                            05        CLEANER
55    WOOD                                            20        SEALER
05    DISPENSERS                                      05        BAR
99    HAND CARE-MISC                                  99        MISC
10    HAND LOTION                                     01        BULK LIQUID
20    SANITIZERS                                      01        BULK LIQUID
25    SOAP                                            01        BAR
30    WATERLESS                                       05        BULK LIQUID
01    AMMONIA                                         05        CLEAR
01    AMMONIA                                         10        SUDSY
05    BROOMS                                          01        ANGLE
10    GRAFFITI REMVR                                  99        MISC.
15    ICE MELT                                        99        MISC.
99    JANITORIAL-MISC                                 99        MISC
20    ODOR CONTROL                                    99        MISC.
25    PUMPS                                           01        1 GAL JUG
30    SPRAY BOTTLES                                   99        MISC
80    VACUUMS                                         01        ATTACHMENTS
01    ANTICHLOR                                       05        LIQUID
05    BLEACH                                          05        LIQUID CHLORINE
10    BUILDER                                         05        LIQUID
20    DETERGENT CMRCL                                 05        LIQUID
25    DETERGENT HMSTL                                 05        LIQUID

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
09    CHEMICAL/JANTRL      *                  *       60        LAUNDRY
09    CHEMICAL/JANTRL      *                  *       60        LAUNDRY
09    CHEMICAL/JANTRL      *                  *       60        LAUNDRY
09    CHEMICAL/JANTRL      *                  *       60        LAUNDRY
09    CHEMICAL/JANTRL      *                  *       60        LAUNDRY
09    CHEMICAL/JANTRL      *                  *       60        LAUNDRY
09    CHEMICAL/JANTRL      *                  *       60        LAUNDRY
09    CHEMICAL/JANTRL      *                  *       60        LAUNDRY
09    CHEMICAL/JANTRL      *                  *       65        PEST CONTROL
09    CHEMICAL/JANTRL      *                  *       65        PEST CONTROL
09    CHEMICAL/JANTRL      *                  *       65        PEST CONTROL
09    CHEMICAL/JANTRL      *                  *       65        PEST CONTROL
09    CHEMICAL/JANTRL      *                  *       70        POT AND PAN
09    CHEMICAL/JANTRL      *                  *       70        POT AND PAN
09    CHEMICAL/JANTRL      *                  *       70        POT AND PAN
09    CHEMICAL/JANTRL      *                  *       70        POT AND PAN
09    CHEMICAL/JANTRL      *                  *       75        RESTROOM
09    CHEMICAL/JANTRL      *                  *       75        RESTROOM
09    CHEMICAL/JANTRL      *                  *       75        RESTROOM
09    CHEMICAL/JANTRL      *                  *       75        RESTROOM
09    CHEMICAL/JANTRL      *                  *       75        RESTROOM
09    CHEMICAL/JANTRL      *                  *       75        RESTROOM
09    CHEMICAL/JANTRL      *                  *       75        RESTROOM
09    CHEMICAL/JANTRL      *                  *       80        SAFETY
09    CHEMICAL/JANTRL      *                  *       80        SAFETY
09    CHEMICAL/JANTRL      *                  *       80        SAFETY
09    CHEMICAL/JANTRL      *                  *       80        SAFETY
09    CHEMICAL/JANTRL      *                  *       80        SAFETY
09    CHEMICAL/JANTRL      *                  *       80        SAFETY
09    CHEMICAL/JANTRL      *                  *       80        SAFETY
09    CHEMICAL/JANTRL      *                  *       80        SAFETY
09    CHEMICAL/JANTRL      *                  *       80        SAFETY
09    CHEMICAL/JANTRL      *                  *       80        SAFETY
09    CHEMICAL/JANTRL      *                  *       80        SAFETY
09    CHEMICAL/JANTRL      *                  *       36        SANITIZER
09    CHEMICAL/JANTRL      *                  *       36        SANITIZER
09    CHEMICAL/JANTRL      *                  *       36        SANITIZER
09    CHEMICAL/JANTRL      *                  *       85        WAREWASH
09    CHEMICAL/JANTRL      *                  *       85        WAREWASH
09    CHEMICAL/JANTRL      *                  *       85        WAREWASH
09    CHEMICAL/JANTRL      *                  *       85        WAREWASH
09    CHEMICAL/JANTRL      *                  *       85        WAREWASH
09    CHEMICAL/JANTRL      *                  *       85        WAREWASH
09    CHEMICAL/JANTRL      *                  *       85        WAREWASH
09    CHEMICAL/JANTRL      *                  *       85        WAREWASH
09    CHEMICAL/JANTRL      *                  *       85        WAREWASH
09    CHEMICAL/JANTRL      *                  *       85        WAREWASH
09    CHEMICAL/JANTRL      *                  *       85        WAREWASH
09    CHEMICAL/JANTRL      *                  *       38        WASHANTIMICROBL
09    CHEMICAL/JANTRL      *                  *       38        WASHANTIMICROBL
09    CHEMICAL/JANTRL      *                  *       38        WASHANTIMICROBL
09    CHEMICAL/JANTRL      *                  *       38        WASHANTIMICROBL
10    SUPP & EQUIP         *                  *       07        BAR SUPPLIES
10    SUPP & EQUIP         *                  *       07        BAR SUPPLIES
10    SUPP & EQUIP         *                  *       07        BAR SUPPLIES
10    SUPP & EQUIP         *                  *       07        BAR SUPPLIES

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
98    LAUN SPECIALTY                                  05        SPECIALITIES
99    LAUNDRY - MISC                                  99        MISC
40    SOFTENER CMRCL                                  05        LIQUID
45    SOFTENER HMSTYL                                 05        DRYER SHEETS
50    SOUR/NEUTRLZR                                   05        LIQUID
60    STAIN REMOVER                                   01        AEROSOL
55    STARCH                                          01        AEROSOL
55    STARCH                                          20        POWDER
05    CRAWLING INSECT                                 01        AEROSOL
20    FLYING INSECTS                                  01        AEROSOL
50    RODENTS                                         05        BAIT STATIONS
50    RODENTS                                         43        PELLETS
10    DETERGENTS                                      01        LIQUID
20    SANITIZERS                                      01        LIQUID
25    SOAP PADS                                       99        MISC.
35    URN CLEANERS                                    01        LIQUID
01    AIR FRESHENERS                                  01        AEROSOL
05    COUNTR/SINK/TUB                                 01        AEROSOL
05    COUNTR/SINK/TUB                                 05        CREAMS
10    DISINFECTANT                                    01        AEROSOL
15    FLOORS/WALLS                                    05        LIQUID
35    MIRRORS                                         01        AEROSOL
50    TOILETS/URINALS                                 05        BLOCKS
05    FIRE PROTECTION                                 05        FIRE EXTING,CO2
10    INDUSTRL SAFETY                                 10        AISLE TAPE
10    INDUSTRL SAFETY                                 20        EYEWASHES
20    MEDCL/FIRST AID                                 05        BURN TREATMENT
30    OSHA SUPPLIES                                   10        COMPLIANCE MANL
40    PERSONAL PROTCT                                 10        BUMP CAPS
45    PROTECTV CLOTHG                                 10        APRONS
50    RESPIRATORS                                     05        ACID GAS
60    SIGNS                                           10        BRAILLE
60    SIGNS                                           99        MISC.
70    SPILL KITS                                      05        BLOODBORNE
05    CHLORINE                                        05        LIQUID
10    ORGANIC CHLORID                                 05        LIQUID
15    QUATERNARY                                      05        LIQUID
05    DELIMER                                         05        LIQUID
10    DESTAINER                                       05        LIQUID
15    DETERGENT HI-TM                                 05        LIQUID
20    DETERGENT LO-TM                                 05        LIQUID
25    LUBRICANTS                                      01        AEROSOL
30    PRE-SOAK                                        05        LIQUID
30    PRE-SOAK                                        20        SOLID
35    RINSE HI-TEMP                                   05        LIQUID
40    RINSE LO-TEMP                                   05        LIQUID
45    SANITIZER                                       05        LIQUID
50    WATER SOFTENERS                                 05        GRANULES
05    CHLORINE                                        05        LIQUID
05    CHLORINE                                        10        POWDER
10    OXYGENS                                         05        LIQUID
15    QUATERNARY                                      05        LIQUID
07    BLENDERS/MIXERS                                 07        BLENDERS/MIXERS
10    BOARDS, CUT BAR                                 99        MISC. BOARD BAR
13    CORKSCREWS/OPEN                                 10        BOTTLE
15    DISPENSERS/HOLD                                 12        CONDIMENT DISP

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
10    SUPP & EQUIP         *                  *       07        BAR SUPPLIES
10    SUPP & EQUIP         *                  *       07        BAR SUPPLIES
10    SUPP & EQUIP         *                  *       07        BAR SUPPLIES
10    SUPP & EQUIP         *                  *       07        BAR SUPPLIES
10    SUPP & EQUIP         *                  *       07        BAR SUPPLIES
10    SUPP & EQUIP         *                  *       07        BAR SUPPLIES
10    SUPP & EQUIP         *                  *       07        BAR SUPPLIES
10    SUPP & EQUIP         *                  *       07        BAR SUPPLIES
10    SUPP & EQUIP         *                  *       07        BAR SUPPLIES
10    SUPP & EQUIP         *                  *       07        BAR SUPPLIES
10    SUPP & EQUIP         *                  *       07        BAR SUPPLIES
10    SUPP & EQUIP         *                  *       07        BAR SUPPLIES
10    SUPP & EQUIP         *                  *       07        BAR SUPPLIES
10    SUPP & EQUIP         *                  *       07        BAR SUPPLIES
10    SUPP & EQUIP         *                  *       40        BRANDABLES
10    SUPP & EQUIP         *                  *       40        BRANDABLES
10    SUPP & EQUIP         *                  *       40        BRANDABLES
10    SUPP & EQUIP         *                  *       40        BRANDABLES
10    SUPP & EQUIP         *                  *       40        BRANDABLES
10    SUPP & EQUIP         *                  *       40        BRANDABLES
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       14        DINING RM SUPPL
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
29    GLASS RIMMERS                                   99        MISC. GL/RIMM
27    GLASS WASHERS                                   19        ELECT GL/WASHER
35    ICE CHIPPERS                                    99        MISC. ICE CHIP
39    JIGGERS                                         99        MISC.
51    MATS/LINERS                                     04        AEROLINER
99    MISC. BAR SUP                                   99        MISC. BAR
55    MUDDLERS                                        99        MISC. MUDDLERS
60    PEELERS, LEMON                                  99        MISC. PEEL/LEM
62    PIPE, OVER-FLOW                                 99        MISC.
63    POURERS, LIQUOR                                 10        CHROME
76    SHAKERS                                         20        MALT CUPS
80    SPOONS                                          99        MISC.
82    SQUEEZERS, LIME                                 99        MISC. SQUEEZERS
85    STRAINERS                                       99        MISC.
05    EQUIPMENT                                       99        MISC
10    MANUALS                                         99        MISC
15    POSTERS                                         99        MISC
20    SIGNAGE                                         99        MISC
25    STATIONARY                                      99        MISC
30    WEARABLES                                       99        MISC
06    BASKETS                                         50        METAL
08    BEVERAGE SERVIC                                 05        AIRPORT/ACC/PTS
08    BEVERAGE SERVIC                                 10        COFFEE POT/SERV
09    BOARD, BREAD                                    99        MISC. BOARD, BR
10    BUFFET SERVICE                                  12        CHAFERS/WARMERS
12    CANDLES/LAMPS                                   05        BASES
12    CANDLES/LAMPS        *                  *       7         BIRTHDAY CANDLES          *                       *
12    CANDLES/LAMPS                                   11        CANDLE FUELS              *                       *
12    CANDLES/LAMPS                                   17                                  *                       *
12    CANDLES/LAMPS                                   80        TAPERED CANDLES
13    CARDNAL                                         15        DIRECTOIRE
63    CARLISL                                         33        DALLASTAN
15    DESSERT/FOUNTAN                                 10        COMPOTES, CHINA
17    DISPENSERS/SHKR                                 10        CHEESE
03    DURWARE                                         74        BOAT
20    FLATWARE HOLDER                                 10        BINS
21    FLOWERS                                         90        VASES
23    FUELS/LIGHTERS       *                  *       02        BUTANE/LIGHTERS
25    FURNITURE                                       07        BOOSTER SEATS
48    LINEN/ PLACEMAT                                 55        NAPKINS
58    MENU COVERS                                     99        MISC.
74    SALAD SERVICE                                   07        BOWLS, CHINA
74    SALAD SERVICE                                   13        CROCKS, PLASTIC
76    SEAFOOD SERVICE                                 04        BUTTER MELTER
78    SIGNAGE                                         11        CHALKBOARDS
77    SKEWERS                                         99        MISC.
79    TRAYS, SERVING                                  73        ROUND TRAYS
79    TRAYS, SERVING                                  05        TRAY,CASH CADDY
03    ACCESS/OVENWARE                                 04        AU GRATIN
05    BEL TERR CHINA                                  99        MISC.
06    BRANDWARE CHINA                                 19        EUROPA COUPE
06    BRANDWARE CHINA                                 72        ROLL EDGE UNDEC
08    BUFFALO CHINA                                   02        ABILENE
08    BUFFALO CHINA                                   98        NEWPORT GOLD
09    BUFFALO CHINA                                   10        NIAGARA GR BAND
11    BURDEN CHINA                                    99        MISC.

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       16        DINNERWARE
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
13    CARDINAL                                        10        ARCOPAL
12    COORS CHINA                                     51        MUSTANG
14    CORNING COMCOR                                  02        AURORA
14    CORNING COMCOR                                  13        CLASSIC RED
15    CORNING PYREX                                   07        BLUEGRASS
16    CORNING PYROCER                                 05        BLUE FLAIR
18    CREST                                           99        MISC.
20    DELCO                                           03        ATLANTIC
19    DIVERSIFIED CER                                 99        MISC.
21    DUDSON CHINA                                    99        MISC.
31    HALL CHINA                                      18        BOWLS
30    HEALTHCARE/PAT                                  09        BASES/UNITIZED
33    HOMER LAUGHLIN                                  02        AMERICAN ROSE
33    HOMER LAUGHLIN                                  28        GOTHIC N.R. UND
36    INDIANA DINNERW                                 12        CARDIE
38    INTER-AMERICAN                                  99        MISC. INTER-AM
39    JACKSON CHINA                                   68        PIERRE-UNDEC
43    LENOX                                           40        HANOVER PARK
50    MAYER CHINA                                     03        AQUARIUS UNDEC
99    MISCELLANEOUS                                   09        D.Q.
52    MORCO CHINA                                     03        AMBIENCE UNDEC
60    ONEIDA/NORITAKE                                 02        GENESIS UNDEC
60    ONEIDA/NORITAKE                                 15        OVATION UNDEC
63    PLASTIC DINNERW                                 03        SYSCO GREEN MEL
71    REGO CHINA                                      03        AVANTI
71    REGO CHINA                                      59        CROWN GOLD BAND
72    REGO CHINA                                      04        NOTTINGHAM MAD
72    REGO CHINA                                      79        TROYS BLACK
74    ROYAL DOULTON                                   03        ALLERGO UNDEC
80    SCHMIDT CHINA                                   99        MISC.
75    SHENANGO CHINA                                  04        ANGELIQUE
76    SHENANGO CHINA                                  05        ORIENTAL KOYTO
76    SHENANGO CHINA                                  39        SEASTONE
77    STERLING CHINA                                  20        FACET
78    SYRACUSE CHINA                                  05        ALDEN GREY
78    SYRACUSE CHINA                                  91        ESSEX UNDEC
79    SYRACUSE CHINA                                  04        HONEY COMB
83    SYSCO BRAND                                     05        ARIEL
83    SYSCO BRAND                                     39        IMPULSE
88    TRADECO                                         20        CYPRSS CHNA DEC
95    VILLEROY CHINA                                  05        ADMIRAL
97    WEDGEWOOD CHINA                                 99        MISC.
22    BLENDERS/PROCES                                 14        BLENDER
05    BRAZIERS                                        99        MISC.
07    BROILERS                                        99        MISC.
11    CARRIER/TRANS                                   31        HEATED CARRIERS
12    CARTS/TRUCKS                                    07        BUSSING CARTS
09    CASH REGISTER                                   99        MISC. CASH REG
13    COFFEE EQUIP                                    07        BREWERS
14    CONCESSION EQUI                                 20        FUDGE EQUIPMENT
16    DISHWASHERS                                     05        CONVEYOR
17    DISPENSERS                                      20        BEVERAGE DISP
18    DISPOSERS                                       99        MISC.
19    EQUIPMENT STAND                                 99        MISC.
20    FAUCETS/HOSES                                   18        FAUCET PARTS
20    FAUCETS/HOSES                                   15        FAUCETS

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       19        EQUIPMENT
10    SUPP & EQUIP         *                  *       98        EQUIPMENT CHRGS
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       24        FLATWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
21    FOOD GRINDER                                    99        MISC.
26    FRYERS                                          33        FRYERS, COUNTER
28    GRIDDLES                                        99        MISC.
29    HEALTHCARE                                      10        COOK/CHILL
32    ICE CREAM EQUIP                                 99        MISC.
36    ICE MACHINE/BIN                                 14        ICE BIN, MOBILE
36    ICE MACHINE/BIN                                 18        ICE MACHINE
99    MISC. EQUIPMENT                                 99        MISC.
51    MIXERS                                          46        MIXERS
60    OVENS/RANGES                                    53        OVEN, CONVECT
69    RACKS/CABINET                                   10        CABINET, HEAT
71    REFRIGERATION                                   15        DISPLAY CASE
71    REFRIGERATION                                   99        MISC. REFRIG
73    SALAD/BUFFET EQ                                 63        PORTABLE BARS
75    SHELVING                                        04        SYS-SEAL SHELF
77    SINK/DISHTABLE                                  15        DISHTABLES
79    SLICER/CUTTER                                   19        ELEC SLICER/CUT
81    STEAM EQUIPMENT                                 91        FRESH-O-MATIC
83    STEAM TABLES                                    99        MISC.
85    STOVE, PORT                                     19        ELECTRIC STOVES
86    TABLES                                          10        BAKERS
87    TOASTERS                                        12        CONVEY TOASTER
98    USED EQUIPMENT                                  99        MISC.
92    WAFFLE IRON                                     99        MISC.
24    WARMERS/HEAT LP                                 11        FOOD WARMERS
94    WORK TABLES                                     99        MISC.
01    RENTAL                                          01        RENTAL FEE
07    BRAND FLATWARE                                  08        CHICAGO
11    CREST FLATWARE                                  99        MISC.
15    DELCO FLATWARE                                  07        BELMORE
15    DELCO FLATWARE                                  73        SANDSTONE
21    HOST FLATWARE                                   99        MISC.
60    ONEIDA FLATWARE                                 02        ACCENT
62    ONEIDA FLATWARE                                 02        BONANZA CLASS
60    ONEIDA FLATWARE                                 70        GOLDEN JULLIARD
61    ONEIDA FLATWARE                                 01        MELBOURNE
61    ONEIDA FLATWARE                                 52        RHODES
70    REED/BARTON FLA                                 24        FIDDLER
72    REGO FLATWARE                                   12        CANNAAN
75    SILVER SERVICE                                  03        ASHLEY
75    SILVER SERVICE                                  05        BAGUETTE
78    STEAK KNIVES                                    50        PLASTIC HDL
01    SYSCO FLATWARE                                  05        BLACK DIAMOND
01    SYSCO FLATWARE                                  91        WINDSOR
84    UPDATE FLATWARE                                 12        CLARIDGE
85    VOLLRATH FLATWR                                 03        ARCADIA
85    VOLLRATH FLATWR                                 99        MISC.
87    WALCO FLATWARE                                  07        BARCLAY
88    WASH FORGE FLAT                                 07        BROOKMERE
90    WORLD TABLEWARE                                 01        AVALON
90    WORLD TABLEWARE                                 79        SKOAL
94    YAMIZAKI FLAT                                   99        MISC.
04    ANCH HOCK GLASS                                 01        ALBANY
04    ANCH HOCK GLASS                                 25        HAMPDEN
55    ASHTRAYS                                        08        CERAMIC ASHTRAY
07    BUCKETS, ICE                                    50        BUCKETS, ICE

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       27        GLASSWARE
10    SUPP & EQUIP         *                  *       33        INDUSTRIAL SUPP
10    SUPP & EQUIP         *                  *       33        INDUSTRIAL SUPP
10    SUPP & EQUIP         *                  *       33        INDUSTRIAL SUPP
10    SUPP & EQUIP         *                  *       33        INDUSTRIAL SUPP
10    SUPP & EQUIP         *                  *       33        INDUSTRIAL SUPP
10    SUPP & EQUIP         *                  *       33        INDUSTRIAL SUPP
10    SUPP & EQUIP         *                  *       33        INDUSTRIAL SUPP
10    SUPP & EQUIP         *                  *       33        INDUSTRIAL SUPP
10    SUPP & EQUIP         *                  *       33        INDUSTRIAL SUPP
10    SUPP & EQUIP         *                  *       33        INDUSTRIAL SUPP
10    SUPP & EQUIP         *                  *       33        INDUSTRIAL SUPP
10    SUPP & EQUIP         *                  *       33        INDUSTRIAL SUPP
10    SUPP & EQUIP         *                  *       33        INDUSTRIAL SUPP
10    SUPP & EQUIP         *                  *       33        INDUSTRIAL SUPP
10    SUPP & EQUIP         *                  *       33        INDUSTRIAL SUPP
10    SUPP & EQUIP         *                  *       33        INDUSTRIAL SUPP
10    SUPP & EQUIP         *                  *       33        INDUSTRIAL SUPP
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE          FEE       FREQ
---------------------------------------------------------------------------------------------------------------------
13    CARDINAL GLASS                                  10        AMBASSADOR
12    CARDINAL GLASS                                  01        ARCOROC
12    CARDINAL GLASS                                  55        MUGS
18    CRISA GLASS                                     99        MISC.
36    IND/LAN GLASS                                   27        GLASSWARE
36    IND/LAN GLASS                                   51        MUGS
42    JARS                                            99        MISC.
50    LIB HOLIDAY GLA                                 10        CHRISTMAS GOOSE
49    LIBBEY GLASS                                    03        ALASKA LD CRYST
48    LIBBEY GLASS                                    04        ALLEGRO
48    LIBBEY GLASS                                    66        GRANDE II
49    LIBBEY GLASS                                    42        STRAIGHT SIDED
57    MUGS                                            30        GLASS
60    ONEIDA                                          05        AVALON
60    ONEIDA                                          80        TANGO
68    PLATE/BOWL/CARD                                 02        ARCADE
69    PLATE/BOWL/IND                                  99        MISC.
70    PLATE/BOWL/LIB                                  03        ASTRA
70    PLATE/BOWL/LIB                                  08        BOUQUET
71    PLATE/BOWL/MISC                                 99        MISC PLATE/BOWL
78    SCHOTT GLSWARE                                  10        BANQUET
80    STEMWARE PLAS                                   99        MISC
01    SYSCO GLASS                                     10        BEER SERVICE
90    TUMBLER, PLAS                                   24        SYSCO, PLAST AM
05    APRONS/SLEEVES                                  01        VINYL,APRONS
10    CANNING SUPPLY                                  01        CUTLERY
15    DISP. CLOTHING                                  03        SHOE COVERS
15    DISP. CLOTHING                                  01        TYVEK
20    EYE PROTECTION                                  01        SAFETY GLASSES
25    FOOTWEAR                                        01        PVC BOOTS
30    GLOVES-CLOTH                                    01        JERSEY
31    GLOVES-DISP EXM      *                  *       01        VINYL
32    GLOVES-LEATHER                                  99        MISC.
33    GLOVES-SUPPORT                                  99        MISC.
34    GLOVES-UNSUPPRT      *                  *       01        LATEX
34    GLOVES-UNSUPPRT      *                  *       99        MISC.
40    HEAD PROTECTION                                 01        BUMP CAPS
45    HEARING PROTECT                                 01        CORDED
70    RAINWEAR                                        01        JACKETS
75    REFRIGIWEAR                                     01        SUITS
80    RESPIRATRY PROT                                 01        RESPIRATORS
07    BAKERY SUPPLIES                                 12        CUTTER, BISCUIT
10    CAN OPENERS                                     07        CAN OPENER, ELE
13    CUTLERY                                         43        HENCKELS
13    CUTLERY                                         05        SYSC BL DIAMOND
15    CUTLERY SUP                                     08        BALLER/CUTTER
17    DISPENSERS                                      08        BUTTER DISPENS
24    FILTER SUPPLIES                                 12        CARTRIDGES
24    FILTER SUPPLIES                                 99        MISC FILTER SUP
28    FIRST AID KITS                                  99        MISC.
30    FOOD SAFETY                                     25        KATCHALL
32    HOLDERS                                         15        CHECK
99    MISC KIT. SUPP.                                 89        TIME CARDS
50    MOLDS                                           50        HAMBURGER
63    PIZZA SUPPLIES                                  25        BAGS/CARRIER
66    POTS AND PANS                                   02        BAIN MARIE

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/     CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       43        KITCHEN SUPPLIE
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       51        MAINTENANCE SUP
10    SUPP & EQUIP         *                  *       55        MEDICAL EQUIP
10    SUPP & EQUIP         *                  *       72        ROOM/LODG. SUPP
10    SUPP & EQUIP         *                  *       72        ROOM/LODG. SUPP
10    SUPP & EQUIP         *                  *       72        ROOM/LODG. SUPP
11    PRODUCE              *                  *       98        EQUIPMENT CHRGS           *                       *
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
66    POTS AND PANS                                   59        SAUTE PAN
71    SAFETY,SUPPLIES                                 20        EXTIG, FIRE
74    SCALES                                          01        SYSCO SCALES
76    STOR/BOX, CONT                                  02        BOX/BUS
76    STOR/BOX, CONT                                  40        FOOD BOX, COV
80    TEXTILES                                        03        APRONS
82    THERMO/TIMER                                    20        THERM COOLING
85    UTEN/SMALLWARE                                  10        CHINA CAPS
85    UTEN/SMALLWARE                                  78        SCRAPR/SPOONULA
02    BABY CHANG TABL                                 05        HORIZONTAL
04    BAGS                 *                  *       15        CADDY
05    BATTERIES            *                  *       99        MISC
06    BROOM/DUST PAN       *                  *       01        ANGLER BROOM
08    BRUSHES              *                  *       05        BOTTLE
08    BRUSHES              *                  *       12        COUNTER BRUSHES
10    BURNISHER            *                  *       99        MISC
12    CLEAN SUPPLY         *                  *       26        GRILL BRICKS
20    DISPENSERS           *                  *       05        AIR FRESHNER
25    EXTRACTOR                                       99        MISC
27    GLOVES, RUBBER       *                  *       05        GLOVES, CLOTH
31    GUARD, WALL                                     99        MISC.
40    INDUSTRIAL WEAR                                 99        MISC.
44    LIGHT BULB/LAMP      *                  *       23        FLOOD LIGHT-IND
48    MATTING                                         19        ENTRY MATS
99    MISC. MAINTENAN                                 99        MISC. MAINT SUP
54    MOP BUCKET/WRIN      *                  *       07        BUCKET/UTILITY
54    MOP BUCKET/WRIN      *                  *       48        MOP BUCKETS
52    MOPS                 *                  *       06        BOWL MOP
70    RACK, WALL                                      99        MISC. RACK WALL
72    SANITARY SUPPLY                                 99        MISC.
75    SQUEEGEES            *                  *       24        FLOOR SQUEEGEE
80    TRASH CONTAINER                                 04        BRUTE CONTAINER
87    VACUUM/SWEEPER       *                  *       99        MISC. VAC SWEEP
87    VACUUM/SWEEPER                                  70        SWEEPER/MANUAL
90    WAREWASH SUP                                    10        RACKS, ALL PURP
99    MISC.                                           99        MISC.
05    GUEST SUPPLY                                    99        MISC.
99    MISC.                                           99        MISC.
10    ROOM SUPPLIES                                   10        BLANKETS
01    RENTAL                                          01        RENTAL FEE
01    APPLES                                          99        MISC.
02    AVOCADO                                         99        MISC.
03    BANANAS                                         01        REGULAR
04    BLUEBERRIES                                     99        MISC.
06    CHERRIES                                        99        MISC.
05    CRANBERRIES                                     99        MISC.
07    DATES                                           99        MISC.
08    FIGS                                            99        MISC.
99    FRUIT MISC FRS                                  99        FRS FRUIT-MISC
09    GRAPEFRUIT                                      01        PINK
10    GRAPES                                          01        GREEN
11    KIWI FRUIT                                      99        MISC.
12    LEMONS                                          99        MISC.
13    LIMES                                           99        MISC.
15    MANGOES                                         99        MISC.
14    MELONS                                          01        CRANSHAW

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       01        FRUIT FRESH
11    PRODUCE              *                  *       07        JUICE/DRINK REF           *                       *
11    PRODUCE              *                  *       07        JUICE/DRINK REF
11    PRODUCE              *                  *       07        JUICE/DRINK REF
11    PRODUCE              *                  *       04        NUTS FRESH
11    PRODUCE              *                  *       04        NUTS FRESH
11    PRODUCE              *                  *       04        NUTS FRESH
11    PRODUCE              *                  *       04        NUTS FRESH
11    PRODUCE              *                  *       04        NUTS FRESH
11    PRODUCE              *                  *       04        NUTS FRESH
11    PRODUCE              *                  *       04        NUTS FRESH
11    PRODUCE              *                  *       04        NUTS FRESH
11    PRODUCE              *                  *       05        PLANTS/FLOWERS
11    PRODUCE              *                  *       05        PLANTS/FLOWERS
11    PRODUCE              *                  *       03        PROD PREP FRESH
11    PRODUCE              *                  *       03        PROD PREP FRESH
11    PRODUCE              *                  *       03        PROD PREP FRESH
11    PRODUCE              *                  *       03        PROD PREP FRESH
11    PRODUCE              *                  *       06        SALADS PREPARED           *                       *
11    PRODUCE              *                  *       06        SALADS PREPARED
11    PRODUCE              *                  *       06        SALADS PREPARED
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
14    MELONS                                          02        HONEY DEW
16    NECTARINES                                      99        MISC.
17    ORANGES                                         01        JUICE
22    PEACHES                                         99        MISC.
21    PEARS                                           99        MISC.
23    PINEAPPLES                                      99        MISC.
24    PLUMS                                           99        MISC.
25    PRUNES                                          99        MISC.
20    RASPBERRIES                                     99        MISC.
26    STRAWBERRIES                                    99        MISC.
19    TANGELO                                         99        MISC.
18    TANGERINES                                      99        MISC.
02    DRINKS REFRIG                                   01        BULK
99    JCE/DRINKS-MISC                                 99        JCE/DRINKS-MISC
01    JUICES REFRIG                                   01        BULK
02    CASHEWS                                         99        MISC.
07    CHESTNUTS                                       99        MISC.
03    HAZEL NUTS                                      99        MISC.
04    MACADAMIA NUTS                                  99        MISC.
99    MISC.                                           99        MISC.
05    MIXED NUTS                                      99        MISC.
01    PEANUTS                                         01        IN SHELL
06    SUNFLOWER SEEDS                                 99        MISC.
02    FLOWERS                                         01        LIVE
01    PLANTS                                          01        LIVE
03    FRUIT BASKETS                                   99        MISC.
01    FRUIT PREP FRSH                                 99        MISC.
04    POTATO PRP FRSH      *                  *       01        DICED
02    VEGET PREP FRSH                                 99        MISC.
02    SALADS FRUIT                                    99        MISC.
03    SALADS SPECIAL                                  99        MISC.
01    SALADS VEGETABL                                 99        MISC.
02    ALFALFA                                         99        MISC.
01    ARTICHOKES                                      99        MISC.
03    ASPARAGUS                                       99        MISC.
04    BEANS                                           01        GREEN
05    BEETS                                           99        MISC.
06    BROCCOLI                                        99        MISC.
08    CABBAGE                                         01        OLD
09    CARROTS                                         99        MISC.
12    CAULIFLOWER                                     99        MISC.
07    CELERY                                          99        MISC.
10    CHICORY                                         99        MISC.
30    CORN                                            99        MISC
11    CUCUMBERS                                       99        MISC.
13    EGG PLANT                                       99        MISC.
14    ESCAROLE                                        99        MISC.
15    HORSERADISH                                     99        MISC.
16    KALE                                            99        MISC.
17    LETTUCE                                         01        WHOLE
18    MUSHROOMS                                       99        MISC.
19    ONIONS                                          01        RED
21    PEA PODS                                        99        MISC.
20    PEAS                                            99        MISC.
22    PEPPERS                                         01        GREEN
23    POTATOES                                        01        BAKING

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                         CASE      SPLIT                                                CASE        SPLIT
        CATEGORY        MARGIN/   MARGIN/    CALC                    MAJOR             MARGIN/     MARGIN/      CALC
CAT    DESCRIPTION        FEE       FEE      FREQ     MAJ         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
11    PRODUCE              *                  *       02        VEGETABLE FRESH
12    DISPENSER BEVRG      *                  *       10        CAPP&OTHER MIX
12    DISPENSER BEVRG      *                  *       10        CAPP&OTHER MIX
12    DISPENSER BEVRG      *                  *       10        CAPP&OTHER MIX
12    DISPENSER BEVRG      *                  *       08        CARBONATED BEVR
12    DISPENSER BEVRG      *                  *       08        CARBONATED BEVR
12    DISPENSER BEVRG      *                  *       08        CARBONATED BEVR
12    DISPENSER BEVRG      *                  *       07        COCOA
12    DISPENSER BEVRG      *                  *       07        COCOA
12    DISPENSER BEVRG      *                  *       01        COFFEE                    *                       *
12    DISPENSER BEVRG      *                  *       01        COFFEE                    *                       *
12    DISPENSER BEVRG      *                  *       02        DISPENSER JUICE
12    DISPENSER BEVRG      *                  *       02        DISPENSER JUICE
12    DISPENSER BEVRG      *                  *       02        DISPENSER JUICE
12    DISPENSER BEVRG      *                  *       02        DISPENSER JUICE
12    DISPENSER BEVRG      *                  *       05        DRINK MX/FRU FL
12    DISPENSER BEVRG      *                  *       05        DRINK MX/FRU FL
12    DISPENSER BEVRG      *                  *       04        JUICE BASES/F F
12    DISPENSER BEVRG      *                  *       04        JUICE BASES/F F
12    DISPENSER BEVRG      *                  *       04        JUICE BASES/F F
12    DISPENSER BEVRG      *                  *       03        JUICE CONC HAND
12    DISPENSER BEVRG      *                  *       03        JUICE CONC HAND
12    DISPENSER BEVRG      *                  *       09        MISC BEVERAGES
12    DISPENSER BEVRG      *                  *       06        TEA
12    DISPENSER BEVRG      *                  *       06        TEA
12    DISPENSER BEVRG      *                  *       06        TEA
12    DISPENSER BEVRG      *                  *       06        TEA

                         CASE      SPLIT                                                CASE         SPLIT
        INTERMEDIATE    MARGIN/   MARGIN/    CALC                    MINOR             MARGIN/      MARGIN/     CALC
INT     DESCRIPTION       FEE       FEE      FREQ     MIN         DESCRIPTION            FEE         FEE        FREQ
---------------------------------------------------------------------------------------------------------------------
24    RADISHES                                        99        MISC.
27    SPICES                                          99        MISC.
26    SPINACH                                         99        MISC.
25    SQUASH                                          01        ZUCCHINI
28    TOMATOES                                        01        CHERRY
29    TURNIP                                          99        MISC.
02    OTHER BRANDS                                    01        CAPP MX BULKBAG
02    OTHER BRANDS                                    04        FRAPPE MIX
01    SYSCO BRAND                                     01        ARZ CAP BULKBAG
02    OTHER BRANDS                                    01        PRE-MIX FIGALS
01    SYSCO BRAND                                     02        POST-MIX FIGALS
01    SYSCO BRAND                                     01        PRE-MIX FIGALS
02    OTHER BRANDS                                    01        LIQUID
01    SYSCO BRAND                                     01        LIQUID
02    OTHER COFFEES                                   01        REGULAR
01    SYSCO BRAND                                     01        SUPREME REGULAR
03    OTHR DISP JUICE                                 01        PURE PACK
02    SYSCO JUICE CDY                                 01        ORANGE JUICE
01    SYSCO PURE PACK                                 04        GRAPE
01    SYSCO PURE PACK                                 01        ORANGE JUICE
02    OTHER BRANDS                                    01        LIQUID
01    SYSCO BRAND                                     01        LIQUID
02    OTHER BRANDS                                    01        LIQUID
01    SYSCO BRAND                                     02        LEMONADE
01    SYSCO BRAND                                     01        ORANGE
02    OTHER BRANDS                                    01        ORANGE JUICE
01    SYSCO BRAND                                     01        ORANGE JUICE
01    SNGL STRNGTH BV                                 01        COFFEE
02    OTHER BRANDS                                    01        INSTANT
03    SNGL STRNG TEA                                  01        SHELF STABLE
01    SYSCO BRAND                                     01        INSTANT
01    SYSCO BRAND                                     07        LIQ CONC SWTND

**Exception: put all shredded Mozzarella on bid rule at * per pound weekly.
***All IQF TYSON chicken should be set on bid rule to protect against varying net weights
**** Coffee Fee varies for Vending *
U=Monthly(&ARABASE)
W=Weekly
T=Time of Sale

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                                    EXHIBIT B

                PRIMARY DISTRIBUTORS and MARKET COMMODITY PRICING

      Operating Company Name (Sysco No.)                       Area              Weekly pricing     Weekly pricing
                                                                                 set on:            held for:
------------------------------------------------------------------------------------------------------------------
1.    Baraboo-SYSCO Food Services (18)                         Wisconsin         Th                 Mon - Sun
2.    Deaktor/SYSCO Food Services Company (9)                  Pittsburgh, PA    Th                 Tu - Mon
3.    Hallsmith-SYSCO Food Services (56)                       Norton, MA        Th                 Tu - Mon
4.    Hardin's-SYSCO Food Services, Inc. (14)                  Memphis, TN       Th                 Mon - Sun
5.    Lankford-SYSCO Food Services, Inc. (10)                  Pocomoke City, MD Th                 Sat - Fri
6.    Mid-Central/SYSCO Food Services, Inc. (57)               Kansas City       Th                 Tu - Mon
7.    Miesel/SYSCO Food Service Company (58)                   Detroit           Th                 Mon - Sun
8.    Nobel/SYSCO Food Services Co. (Southwest Division) (66)  Albuquerque       Th                 Mon - Sun
9.    Nobel/SYSCO Food Services Co. (59)                       Denver            Th                 Sun - Sat
10.   Robert Orr-SYSCO Food Services Co. (60)                  Nashville, TN     Th                 Mon - Sun
11.   Pegler-SYSCO Food Services Company (61)                  Lincoln, NB       Th                 Sun - Sat
12.   SYSCO Food Services of Portland, Inc. (52)               Portland, OR      Th                 Mon - Sun
13.   SYSCO Food Services of Indianapolis, Inc. (38)           Indianapolis, IN  Th                 Tue - Mon
14.   SYSCO Food Services-Chicago, Inc. (24)                   Chicago, IL       Th                 Sat - Fri
15.   SYSCO Food Services of Cleveland, Inc. (15)              Cleveland, OH     Th                 Wed - Tue
16.   SYSCO Food Services of Atlanta, Inc. (2)                 Atlanta, GA       Th                 Tue - Mon
17.   SYSCO Food Services of Arizona, Inc. (49)                AZ                Th                 Sat - Fri
18.   SYSCO Food Services of Iowa, Inc. (39)                   IA                Th                 Mon - Sat
19.   SYSCO Food Services of Los Angeles, Inc. (45)            Los Angeles, CA   Th                 Mon - Sun
20.   SYSCO Food Services of Minnesota, Inc. (47)              MN                Th                 Sun - Sat
21.   SYSCO Food Services of Seattle, Inc. (55)                Seattle/Alaska    Th                 Mon - Sun
22.   SYSCO Food Services of Virginia, Inc. (7)                VA                Th                 Tue - Mon
23.   SYSCO/Frost-Pack Food Services, Inc. (68)                Grand Rapids, MI  Th                 Mon - Sun

24.   SYSCO Food Services - Albany (25)                        Albany, NY        Th                 Mon - Sun
25.   SYSCO Food Services - Syracuse (27)                      Syracuse, NY      Th                 Mon - Sun
26.   SYSCO Intermountain Food Services (5)                    CO                Th                 Mon - Sun
27.   SYSCO/Louisville Food Services Co. (11)                  KY                Th                 Sat - Fri
28.   SYSCO Food Services of Houston, Inc. (67)                Houston, TX       Th                 Mon - Sun
29.   SYSCO Food Services of San Antonio, Inc. (13)            San Antonio, TX   Th                 Mon - Sun
30.   SYSCO Food Services of Montana, Inc. (43)                MT                Th                 Tue - Mon
31.   SYSCO Food Services of Arkansas, Inc. (29)               AR                Th                 Sat - Fri
32.   SYSCO Food Services of Alabama- (46)                     AL                Th                 Mon - Sun
33.   SYSCO Food Services of Austin - (20)                     Austin, TX        Th                 Tue - Mon
34.   SYSCO Food Services of Baltimore - (12)                  Baltimore, MD     Th                 Tue - Mon
35.   SYSCO Food Services of Central Florida - (22)            Central FL        Th                 Mon - Sun
36.   SYSCO Food Services of Central PA - (51)                 Central PA        Th                 Mon - Sun
37.   SYSCO Food Services of Charlotte, NC - (48)              Charlotte, NC     Th                 Mon - Sun
38.   SYSCO Food Services of Cincinnati, OH - (19)             Cincinnati, OH    Th                 Mon - Sun
39.   SYSCO Food Services of Connecticut - (54)                CT                Th                 Tue - Mon
40.   SYSCO Food Services of Dallas, TX - (6)                  Dallas, TX        Th                 Mon - Sat
41.   SYSCO Food Services of Jacksonville, FL - (3)            Jacksonville, FL  Wed                Sat - Fri
42.   New Orleans - Arrow/Sysco Food Services, Inc. (23)       New Orleans, LA   Th                 Mon - Sun
43.   SYSCO Food Services of Oklahoma - (26)                   OK                Th                 Mon - Fri
44.   SYSCO Food Services of Philadelphia - (75)               Philadelphia, PA  F                  Sat - Fri
45.   Ritter/Sysco Food Services, Inc. (76)                    Northern NJ       Th                 Tue - Mon
46.   SYSCO Food Services of St. Louis, MO - (64)              St. Louis, MO     Th                 Mon - Sun
47.   SYSCO Food Services of San Diego, CA - (36)              San Diego, Ca     Sun                Tue - Mon
48.   SYSCO Food Services of San Francisco, Ca - (50)          San Francisco, Ca Th                 Tue - Mon
49.   SYSCO Food Services of Idaho, Inc. (40)                  Idaho             Th                 Mon - Sat
50.   SYSCO Food Services of Modesto, Inc. (4)                 Modesto, CA       Sat                Sun - Sat
51.   SYSCO Food Services of Columbia, SC, Inc. (137)          SC                Th                 Mon - Sat
52.   SYSCO Food Services of Sacramento, CA, Inc. (31)         Sacramento, CA    Th                 Mon - Sat
53.   SYSCO Food Services of N. New England (8)                Maine             Th                 Mon - Sat
54.   SYSCO Food Services of Jamestown, NY, Inc. (53)          Jamestown, NY     Th                 Mon - Sat

                                    EXHIBIT C

                              SPECIALTY BEEF ITEMS

                                                                                    2002        2002
SUPC#       PRODUCT                        PACKSIZE      SOLD      BRAND            5MO         5MO         2001         2001
                                                         BY                         QTY         $$$         QTY          $$$
1057199  STEAK SIRLOIN FIL 5 OZ               110#AVG    POUNDS    CAB               *           *           *            *
2639573  BEEF STRIP LOIN 1X1                   113#UP    POUNDS    CAB               *           *           *            *
2726891  BEEF TNDR 6UP PSMO                   126-UP#    POUNDS    CAB               *           *           *            *
2959468  LAMB RACK FRCHD                      1324 OZ    POUNDS    MALCOLM           *           *           *            *
3006814  LAMB LOIN CHOP DOM CH 2/VAC           206 OZ    POUNDS    MALCOLM           *           *           *            *
3007150  VEAL CHOP 2.5' BONE 1.5' FRCHD       1610 OZ    POUNDS    MALCOLM           *           *           *            *
3248879  BEEF RIBEYE LIPON                     513#DN    POUNDS    CAB               *           *           *            *
3248929  BEEF RIBEYE LIPON                     513#UP    POUNDS    CAB               *           *           *            *
3249349  BEEF TOP BUTT CAB                     613#UP    POUNDS    CAB               *           *           *            *
3326121  LAMB CHOP RIB FRNCHD DOMSTC           393 OZ    POUNDS    MALCOLM           *           *           *            *
3356037  LAMB RACK FRNCHD DOM 1/2 RACK        81.5 LB    POUNDS    MALCOLM           *           *           *            *
3375359  BEEF TNDR DEFAT PSMO CH AGED         125#-UP    POUNDS    CAB               *           *           *            *
3389350  BEEF TENDERLOIN CAB                   45# UP    POUNDS    MALCOLM           *           *           *            *
3389855  BEEF STRIP LOIN 1X1 CAB               214 LB    POUNDS    MALCOLM           *           *           *            *
3389962  BEEF RIBEYE LIPON CAB                 216 UP    POUNDS    MALCOLM           *           *           *            *
3390556  STEAK TNDR FIL CH-ON 1189A CAB        306 OZ    POUNDS    MALCOLM           *           *           *            *
3390655  STEAK STRIP CC 1'TL 1180A CAB         256 OZ    POUNDS    MALCOLM           *           *           *            *
3393287  STEAK STRIP LOIN B/O DRY AGED         113/15    POUNDS    BUCKHD            *           *           *            *
3396447  STEAK RIBEYE DELMONICO CAB 0'T       2012 OZ    POUNDS    MALCOLM           *           *           *            *
3396819  STEAK RIBEYE BNLS 1'TL CAB           2010 OZ    POUNDS    MALCOLM           *           *           *            *
3396827  STEAK RIBEYE BNLS 1'TL CAB           2012 OZ    POUNDS    MALCOLM           *           *           *            *
3398690  STEAK T-BONE 1'TL 1174 CAB           1512 OZ    POUNDS    MALCOLM           *           *           *            *
3412269  STEAK BALL TIP THICK/HALF CAB         208 OZ    POUNDS    MALCOLM           *           *           *            *
3412335  STEAK TOP BUTT BSBALL CAB             306 OZ    POUNDS    MALCOLM           *           *           *            *
3414000  STEAK TOP BUTT BSBALL CAB            2010 OZ    POUNDS    MALCOLM           *           *           *            *

* Material omitted and separately filed with the Commission under an application for confidential treatment.

3439833  BEEF TENDERLOIN PLD TO RED CAB        43.5LB    POUNDS    MALCOLM           *           *           *            *
3440492  STEAK STRIP CC 1/2' TL CAB            208 OZ    POUNDS    MALCOLM           *           *           *            *
3441516  STEAK BALL TIP NO FAT CAB             305 OZ    POUNDS    MALCOLM           *           *           *            *
3442845  STEAK BALL TIP NO FAT CAB            2010 OZ    POUNDS    MALCOLM           *           *           *            *
3444833  STEAK STRIP CC 1'TL 1180A CAB        1512 OZ    POUNDS    MALCOLM           *           *           *            *
3451317  LAMB RACK 1/2 FRNCHD SPLIT DOM        8.5 LB    POUNDS    MALCOLM           *           *           *            *
3563913  LAMB CHOP LOLLIPOP                    602 OZ    POUNDS    MALCOLM           *           *           *            *
3621604  BEEF RIBEYE LIPON PRIME BNLS         213# DN    POUNDS    BUCKHD            *           *           *            *
3695376  STEAK RIBEYE LIPON DEL                286 OZ    POUNDS    CAB               *           *           *            *
3707098  STEAK RIBEYE LIPON 1112B FRZ         1610 OZ    POUNDS    CAB               *           *           *            *
3792769  BEEF RIBEYE LIPON                     213 DN    POUNDS    CAB               *           *           *            *
3803376  VEAL RIB CHOP FRCHD                  1612 OZ    POUNDS    BUCKHD            *           *           *            *
3816394  LAMB RACK COLRDO 3X3 TRIM             43#AVG    POUNDS    NEWPRT            *           *           *            *
3816881  VEAL RACK CHOP RDY 6 BONE 4X4        24-5#AV    POUNDS    NEWPRT            *           *           *            *
3857026  STEAK TOP SIRL BUTT 1184B CAB         306 OZ    POUNDS    MALCOLM           *           *           *            *
3896297  BEEF TENDERLOIN PSMO CH BEST          45# UP    POUNDS    BUCKHD            *           *           *            *
3920519  PORK CHOP FRNCHD FRSH CC 10OZ        1210 OZ    POUNDS    NEWPRT            *           *           *            *
3948858  VEAL CHOP RACK FRCHD FRSH            1612 OZ    POUNDS    NEWPRT            *           *           *            *
3957008  STEAK TOP BUTT BSBALL CUT CAB         305 OZ    POUNDS    MALCOLM           *           *           *            *
3985702  BEEF TENDERLOIN PRIME DEFAT           25#AVG    POUNDS    NEWPRT            *           *           *            *
4022059  VEAL CHOP PRTRHSE FRSH 10OZ          1610 OZ    POUNDS    NEWPRT            *           *           *            *
4077202  BEEF TOP BUTT CAB                     213#UP    POUNDS    MALCOLM           *           *           *            *
4117685  STEAK NEW YORK PRIME CC 12OZ         1612 OZ    POUNDS    NEWPRT            *           *           *            *
4117818  STEAK RIBEYE PRIME 1'TAIL 16OZ       1016 OZ    POUNDS    NEWPRT            *           *           *            *
4253274  STEAK TOP SIRL C/C THCK ANG          1610 OZ    POUNDS    CAB               *           *           *            *
4268967  VEAL RIB CHOP FRCHD FRZN             1612 OZ    POUNDS    BUCKHD            *           *           *            *
4307724  STEAK TENDER 1189A ANGUS              246 OZ    POUNDS    CAB               *           *           *            *
4308375  STEAK STRIP C/C ANGUS                1610 OZ    POUNDS    CAB               *           *           *            *
4330072  VEAL RACK CHOP 7TH RIB 9OZ UP         169 OZ    POUNDS    NEWPRT            *           *           *            *
4351292  STEAK FILET CC PRM IND CRYO FZ      208OZ AV    POUNDS    BUCKHD            *           *           *            *
4392296  PORK RIB CHOP FRCHD                   208 OZ    POUNDS    BUCKHD            *           *           *            *
4408704  STEAK TOP BUTT BBC CAB VAC 2          404 OZ    POUNDS    MALCOLM           *           *           *            *
4424917  BEEF STRIP LOIN 1X1 ANGUS            114#AVG    POUNDS    MALCOLM           *           *           *            *
4424925  BEEF RIBEYE LIPON 13UP ANGUS          113#UP    POUNDS    MALCOLM           *           *           *            *

* Material omitted and separately filed with the Commission under an application for confidential treatment.

4452348  BEEF TNDR DEFAT PSMO CH FZ AKA       125#-UP    POUNDS    CAB               *           *           *            *
4452363  BEEF RIBEYE L/O CH AKA               513.5UP    POUNDS    CAB               *           *           *            *
4463907  BEEF TNDR DEFAT PSMO FRSH             25#-UP    POUNDS    CAB               *           *           *            *
4479713  PORK RIB CHOP FRCHD FRZN              208 OZ    POUNDS    BUCKHD            *           *           *            *
4540092  BEEF RIBEYE LIPON ANGUS 2 PC          213#UP    POUNDS    BUCKHD            *           *           *            *
4540134  BEEF TENDERLOIN PSMO ANGUS             45#UP    POUNDS    BUCKHD            *           *           *            *
4767398  BEEF STRIP LOIN 1X1 ANGUS             213 UP    POUNDS    BUCKHD            *           *           *            *
4976585  VEAL LOIN BNLS WO TNDR 0X0 PRM           43#    POUNDS    MALCOLM           *           *           *            *
5034236  BEEF TNDR DEFAT PSMO CH..AKA         125#-UP    POUNDS    CAB               *           *           *            *
5112511  BEEF TENDERLOIN PSMO ANGUS            125 UP    POUNDS    BUCKHD            *           *           *            *
5162847  STEAK TOP SRLN BUTT THICK CAB          48 OZ    POUNDS    MALCOLM           *           *           *            *
5163233  STEAK STRIP CC 1'TL 1180A CAB         412 OZ    POUNDS    MALCOLM           *           *           *            *
5163787  STEAK RIBEYE BNLS 1'TL CAB            412 OZ    POUNDS    MALCOLM           *           *           *            *
5223961  BEEF TNDR PSMO FRSH.......AKA         25#-UP    POUNDS    CAB               *           *           *            *
5227053  BEEF STRIP LOIN 0X1 CH               312#&UP    POUNDS    CAB               *           *           *            *
5330469  STEAK TNDR SKND 1190A IW              206 OZ    POUNDS    CAB               *           *           *            *
5387600  STEAK STRIP BNLS CC I/W             1214Z AV    POUNDS    CAB               *           *           *            *
5465752  BEEF TNDR DEFAT PSMO CH               65# UP    POUNDS    CAB               *           *           *            *
5500756  LAMB CHOP LOLLIPOP IMPORT N.Z.        802 OZ    POUNDS    MALCOLM           *           *           *            *
8142002  BEEF RIBEYE L/O CH                   513.5UP    POUNDS    CAB               *           *           *            *
8142101  BEEF STRIP LOIN 0X1 CH               612#AVG    POUNDS    CAB               *           *           *            *
8142176  BEEF STRIP LOIN 1X1 CH                613#UP    POUNDS    CAB               *           *           *            *
8142176  BEEF STRIP LOIN 1X1 CH 180A           613#UP    POUNDS    CAB               *           *           *            *
8142309  BEEF TNDR DEFAT PSMO CH              125#-UP    POUNDS    CAB               *           *           *            *
8142317  BEEF TOP SIRLOIN BUTT 14UP CAB        514#UP    POUNDS    CAB               *           *           *            *
8179970  BEEF RIBEYE LIPON CAB 112A           212.5UP    POUNDS    CAB               *           *           *            *
8180986  BEEF STRIP LOIN 0X1 CH               212#AVG    POUNDS    CAB               *           *           *            *
8181018  BEEF TNDR DEFAT CH                    45# UP    POUNDS    CAB               *           *           *            *
8204596  STEAK STRIP BNLS CC 1180A FRSH       1412 OZ    POUNDS    CAB               *           *           *            *
8222309  BEEF RIBEYE EXPORT BI CH              416 UP    POUNDS    CAB               *           *           *            *
8339087  BEEF RIBEYE L/O CH                   613.5DN    POUNDS    CAB               *           *           *            *
8405177  STEAK STRIP BNLS C/C 1180B FR        1214 OZ    POUNDS    CAB               *           *           *            *
8405318  STEAK RIBEYE TAILOFF 1112            1610 OZ    POUNDS    CAB               *           *           *            *
8405409  STEAK TOP BUTT CC BB 1184B            208 OZ    POUNDS    CAB               *           *           *            *

* Material omitted and separately filed with the Commission under an application for confidential treatment.

8526352  STEAK TOP BUTT C/C FLAT               208 OZ    POUNDS    CAB               *           *           *            *
8758997  BEEF TENDER 189A 5UP                 25-UPAV    POUNDS    CAB               *           *           *            *
8764326  BEEF RIBEYE L/O 12DN 112             110-12#    POUNDS    CAB               *           *           *            *
8774424  STEAK TENDERLOIN C/C 6 OZ            19-11LB    POUNDS    CAB               *           *           *            *
8776254  BEEF RIB 109A CH                      323#UP    POUNDS    CAB               *           *           *            *
8807034  STEAK SIRLOIN FILET 6 OZ             19-11AV    POUNDS    CAB               *           *           *            *
8807059  STEAK SIRLOIN FILET 10 OZ            19-11AV    POUNDS    CAB               *           *           *            *
8823718  STEAK RIBEYE L/O 8 OZ                 19-11#    POUNDS    CAB               *           *           *            *
8825440  STEAK TENDERLOIN C/C 8 OZ            111#AVG    POUNDS    CAB               *           *           *            *

* Material omitted and separately filed with the Commission under an application for confidential treatment.

                       EXHIBIT D -- PERFORMANCE ALLOWANCE

As set forth in Section 10(c), SYSCO will pay the Performance Allowance to ARAMARK, based on purchases of SYSCO brand products. "SYSCO brand products" are all products bearing trademarks or tradenames which are owned by SYSCO Corporation or which are exclusively available in the foodservice industry to SYSCO. The trademarks and tradenames owned or exclusively available to SYSCO as of February 1, 2002 are set forth on the following page. SYSCO may at any time and from time to time, modify the listing set forth on the following page, as new trademarks and tradenames are developed, and as existing trademarks and tradenames are discontinued.

Calculation and Payment:

* Payment: SYSCO will pay a * Performance Allowance to ARAMARK based on purchases of SYSCO brand Products, on a quarterly basis within the first month after the end of each quarter, in an amount equal to * of total purchases of SYSCO brand Products.

Payment in excess of * Payment: After the end of each ARAMARK fiscal year, total purchases of SYSCO brand Products, and total purchases of all products from SYSCO will be calculated. If total purchases of SYSCO brand Products are * or more of ARAMARK's total purchases of Products from SYSCO or if total SYSCO brand Products purchases are greater than or equal to $ * , then SYSCO shall pay to ARAMARK, in addition to the * Performance Allowance, an amount equal to the amount calculated pursuant to the following table, less the amount of the * Performance Allowance paid for the ARAMARK fiscal year just ended:

    SYSCO brand Products          SYSCO brand Products            Amount
  purchases (as % of total          purchases (dollar    (% of total SYSCO brand
    purchases from SYSCO)                amount)           Products purchases)
             *%               or            $*                      *%
             *%               or            $*                      *%
             *%               or            $*                      *%
             *%               or            $*                      *%
             *%               or            $*                      *%
             *%               or            $*                      *%
             *%               or            $*                      *%
             *%               or            $*                      *%
             *%               or            $*                      *%
             *%               or            $*                      *%
             *%               or            $*                      *%

----------
* Material omitted and separately filed with the Commission under an application for confidential treatment

                                SYSCO CORPORATION
                          BRANDS BEING TRACKED AS SYSCO

 BRAND          DESCRIPTION             BRAND           DESCRIPTION               BRAND                DESCRIPTION
-------------------------------------------------------------------------------------------------------------------------
AREZZIO   AREZZIO                      BBRL       BLOCK & BARREL RELIANCE        BBRLCLS         BLOCK & BARREL CLASSIC
BBRLIMP   BLOCK & BARREL IMPERIAL      BBRLRTS    BLOCK & BARREL ROTISERIE       BBRLSHT         BLOCK  BARREL SMARTLINE
BBRLSUP   BLOCK & BARREL SUPREME       BLK DIA    BLACK DIAMOND                  CASASOL         CASA SOLANA
CLASICO   CLASSICO                     CLS/MCC    CLASSIC/MC COMRICK             CLS/SCH         CLASSIC/SCHILLING
COLCLSY   COOL & CLASSY                D/F CLS    DELI FARE CLASSIC              D/F IMP         DELI FARE IMPERIAL
D/F REL   DELI FARE RELIANCE           D/F SUP    DELI FARE SUPREME              GOLDCST         GOLD COAST
HSE REC   HOUSE RECIPE                 HUNTGRN    HUNTERS GREEN (SED             IMP ANG         IMPERIAL ANGUS
IMP/DYN   IMPERIAL DYNASTY             IMP SUP    IMPERIAL SUPREME               IMP/MCC         IMPERIAL/MC CORMICK
IMP/SCH   IMPERIAL/SCHILLING           IMPRALE    IMPERIALE                      INTLCLS         SYSCO INTERNATIONAL CLS
INTLIMP   SYSCO INTERNATIONAL IMPRL    INTLREL    SYSCO INTERNATIONAL REL        INTLSUP         SYSCO INTERNATIONAL SUPRM
JADE MT   JADE MOUNTAIN                KEYSTNE    KEYSTONE (SYSCO CHECICAL)      LABELLA         PASTA LABELLA
MNSTWOK   MEIN STREET WOK              MOZRT B    MOZART BLU WATER               MXF CLS         MEXICAN FARE CLASSIC
MXF IMP   MEXICAN FARE IMPERIAL        MXF REL    MEXICAN FARE RELIANCE          MXF SUP         MEXICAN FARE SUPREME
NWMNOWN   NEWMANS OWN                  OPA CLS    OPPA CLASSIC                   OPA IMP         OPPA IMPERIAL
OPA REL   OPPA RELIANCE                REL/MCC    RELIANCE/MC CORMIC             SAHAR B         SAHARA BURST
TEL       SEDOWICK & TELFORD (SED)     SERENE     SYSCO SERENE                   SERENE 2        SYSCO SERENE 2
          SOF TOUCH                    SMRTBBL    SMARTLINE BLOCK & BARREL       SMRTCLS         SMARTLINE CLASSIC
SMRTIMP   SMARTLINE IMPERIAL           SMRTLIN    SMARTLINE                      SMRTREL         SMARTLINE RELIANCE
SMRTSUP   SMARTLINE SUPREME            SUP ANG    SUPREME ANGUS                  SUPREMA         SUPREMA
SYS CLS   SYSCO CLASSIC                SYS IMP    SYSCO IMPERIAL                 SYS INT         SYSCO INTERNATIONAL
SYS MED   SYSCO MEDICAL                SYS NAT    SYSCO NATURAL                  SYS OTT         SYSCO OTTINO
SYS REL   SYSCO RELIANCE               SYS SUP    SYSCO SUPREME                  SYSCO           SYSCO BRAND
SYSWARE   SYSCO WARE                   WHLFARM    WHOLESOME FARMS

                                    EXHIBIT E

                PRODUCE EXCLUDED FROM PRODUCE INCENTIVE ALLOWANCE

Those products in SYSCO's Category 11 which are drinks, juices, prepared salads, tortillas, cheese spreads, soup, donuts, cake and candy.

The payment in excess of * payment will be due within 60 days after the end of each ARAMARK fiscal year during the term of this Agreement. SYSCO reserves the right to adjust the dollar amounts in the table above should ARAMARK make an acquistion of an operation with more than $ * annualized purchases from SYSCO.

ARAMARK Fiscal Year 2002 Calculation:

The parties agree that payments of the Performance Allowance for ARAMARK's 2002 fiscal year only, will be calculated as follows:

(1) At the end of ARAMARK's 2002 fiscal year, the applicable SYSCO Performance Allowance rate under the Prior Agreement will be identified. That rate shall be multiplied against total SYSCO brand Products purchases made during the period October 1,2002 through January 31,2002.

(2) At the same time, the applicable Performance Allowance rate under this Agreement will be identified. That rate shall be multiplied against total SYSCO brand Products purchases made from February 1,2002 through the end of ARAMARK's 2002 fiscal year.

The amounts calculated pursuant to (1) and (2) shall be added, If the sum of such amounts exceeds the * payment made by SYSCO to ARAMARK for ARAMARK's 2002 fiscal year, SYSCO will pay the excess to ARAMARK within 30 days after the end of such year.

----------
* Material omitted and seperately filed with the Commission under an application for confidential treatment

                                    EXHIBIT F

                           SAMPLE ARAMARK AUDIT FORMAT

Item No.___________

       Item Code Number              ________________________________

       Description/Pack/Size:        ________________________________

       Vendor Name:                  ________________________________

       Invoice # and Date:           ________________________________


       Price Charged to ARAMARK (From Order Guide) (A):        $____________

       Invoice Cost:                                           $____________

       Plus:  Freight       *           :                      $____________
       Less:  Allowances:                                      $____________

       Net Receiving (Invoice) Cost:                           $____________

       Plus:  Mark-up (in dollars/cents):                      $____________

       Plus:  Storage & Handling (attach contract)             $____________

       Plus:  Outbound Freight to Component                    $____________

       Equals:  Calculated Selling Price (B)                   $____________

       Difference between A & B  *                             $____________


       NOTES:

----------
* Material omitted and seperately filed with the Commission under an application for confidential treatment

                                    EXHIBIT G

                    WOMEN-OWNED AND MINORITY-OWNED SUPPLIERS

Name of           Certification      Address and Tel. & Fax. Certifying Agency /
Supplier          (Check one):       Nos.                    Agencies
--------------------------------------------------------------------------------
                   MBE   WBE   DBE
--------------------------------------------------------------------------------

                                    EXHIBIT H

                              FOOD SAFETY STANDARDS

                         (CURRENT, SUBJECT TO REVISION)

     FOOD SAFETY AND SANITATION STANDARDS FOR SUPPLIERS TO ARAMARK FOOD AND
                    SUPPORT SERVICES GROUP, INC. ("ARAMARK")

A.   All Suppliers must establish and administer the following programs:

     1. An operating Hazard Analysis Critical Control Point Program ("HACCP"), under which the Supplier shall:

     . identify all hazards associated with products;
     . determine all Critical Control Points required to control identified hazards;
     . establish standards for all Critical Control Points;
     . establish procedures to monitor each Critical Control Point;
     . establish corrective actions to be taken when there is a deviation; and . establish verification procedures to determine that the HACCP system is working effectively, including a record keeping system for each Critical Control Point.

     2. A documented and actionable Pest Control Program that incorporates integrated pest management practices to assure the facility is free of insects and rodents.

     3.   A documented Cleaning and Sanitation program.

     4. A documented Product Safety and Recall Program that can track specific production lots of products and destinations, and incoming raw materials and finished products, ensuring appropriate "track-ability." Mock recalls shall be conducted every 6 months to assess the effectiveness of such Program.

     5. A documented Listeria Environmental Program, for suppliers manufacturing and providing to ARAMARK ready-to-eat products.

     6. A documented E Coli 0157H7 Program for raw ground beef products, for suppliers manufacturing and providing to ARAMARK raw ground beef products.

     7. To the extent Supplier supplies meat products, or products containing meat, Supplier specifically represents, warrants and covenants that Supplier, and its vendors, are in compliance with Title 21 C.F.R. Section. 589.2000 (eff. August 4, 1997), prohibiting the feeding of ruminant meat and bone meal to ruminants, as now or hereafter amended or supplemented.

B. Compliance with these standards shall be monitored in 3 ways:

     1. Annually, each Supplier shall certify in writing to ARAMARK that the Supplier is in compliance.

     2. All Suppliers shall be subject to inspection by ARAMARK's Quality Assurance Manager or his designee, up to 2 times annually. ARAMARK shall bear the travel, lodging and meals expenses of its employees conducting inspections. Inspections shall include evaluating good manufacturing practices ("GMP's") and reviewing the Programs listed above. A minimum score of 85% is required for each inspection. If a score is below 85%, a re-inspection shall be done within approximately 30 days, to verify correction of deficiencies. A score of less than 85% on reinspection may lead to de-certification of the Supplier. Suppliers shall bear all reasonable inspection costs, e.g. travel, lodging and meals of the ARAMARK Quality Assurance Manager.

     3. Suppliers shall undergo inspections by independent nationally-recognized inspection services, at least annually. Such inspections shall include evaluating GMP's and the Programs listed above. ARAMARK recommends Silliker Laboratories, American Institute of Baking and American Sanitation Institute as independent inspection services for use by Suppliers. Suppliers are free, however, to use other nationally-recognized inspection services. Suppliers shall bear all costs for these inspections. If requested, Suppliers shall provide ARAMARK with access to records and results of these inspections.

C.   PRODUCT RECALLS

     1. All ARAMARK manufacturers and distributors must have a documented product safety and recall program that can track specific lots of products and destinations. Mock recalls shall be conducted every six months to assess the effectiveness of such program. For manufacturers, the program shall include both incoming raw materials and finished products.

     2.   The following ARAMARK personnel must be notified when a recall occurs:

     Joe Arrasmith - Senior Purchasing Manager - Arrasmith-Joseph@Aramark.com Frank Leonardo - Quality Assurance Manager - Leonardo-Frank@Aramark.com Jim Spatola - Vice President, North American Distribution -
     Spatola-Jim@Aramark.com
     John Orobono - Senior Vice President, Supply Chain Management - Orobono-John@Aramark.com

Notification shall be made by fax at 215 238 8127 and 215 238 4070 and email as indicated above, within 24 hours. Notice by fax and email shall be effective only upon confirmation of receipt from ARAMARK.

     3. All ARAMARK components that have received recalled product must be notified within 24 hours, by fax or telephone. The recall notice must identify the product, and shall include all lot or code numbers, product disposition information, and such other information as may be required by law or regulation or which is customarily included in recall notices. All recall information must be to the attention of the component manager.

                                    EXHIBIT I

                       SYSCO GROUND BEEF SAFETY STANDARDS

A. SYSCO CORPORATION

[LOGO OF SYSCO CORPORATION]

Ground Beef & Veal Requirements

 . . . . . . . . . . . .

                           Requirements for Authorized
                     SYSCO Brand/MUA/Packer Label Suppliers

1.Calendar Year 2002

a.1390 Enclave Parkway Houston, Texas 77077-2099

In SYSCO's Fiscal Year 1999,SYSCO introduced a program requiring ALL SYSCO Brand,MUA and packer Labeled suppliers of fresh and frozen ground beef and veal products to comply with critical plant and product safety requirements. SYSCO Quality Assurance, with the support of the SMS Beef Department and SYSCO Operating Companies embarked on a significant change to the Quality Control and Process Control requirements for SYSCO/MUA/Packer Label suppliers of ground beef and veal products. The product and process requirements were revised to improve our company's ability to ensure Food Safety, and to achieve a greater level of consistency between products and suppliers of this important product category. These changes mandate that all suppliers of ground beef and veal products comply with the SYSCO Ground Beef & Veal Requirements. Each calender year SYSCO Corporate personnel will monitor the status of all ground beef and veal suppliers to ensure compliance to these established standards.

Therefore, SYSCO is requesting that you and complete and forward to SYSCO Corporate the Ground Beef Supplier Compliance Sheet/Release Form CY 2002 (refer to last page of document). Please read the Form carefully and select Option A or
B. Select Option A if you were an Approved Supplier for CY 2001 and your companies HACCP, Recall/Withdrawal Policy, Metal Detection, Bone Separation/Elimination System(s) and E.coli 0187:H7 Programs have not changed since submittal of information for CY 2001. If you are a new supplier or if information submitted in CY 2001 has changed please complete Option B and provide copies of validation to assure compliance to the five essential elements as detailed in the following pages. Please forward this correspondence to SYSCO Corporate Quality Assurance Department no later than January 31, 2002. This information is required in order to remain approved or become approved as a SYSCO Brand/ MUA/ Packer Label Supplier of Ground Beef and Veal items for the CY Year 2002.

The five essential elements of the SYSCO Corporation Ground Beef & Veal Prerequisite Program for all Authorized SYSCO Brand/MUA/Packer Label Suppliers of ground beef and veal products include:

     .         Documented and implemented HACCP program.
     .         Metal Prevention Program.
     .         Bone Chip/Connective Tissue Elimination System.
     .         Documented Recall Policy.
     .         E. coli 0157:H7 testing program for ALL raw ground beef and veal products. This sampling program does not include multi-ingredient products that contain beef, as well as other livestock or poultry ingredients (e.g., sausage that contains both fresh beef and pork). It is our intent to utilize raw material testing to improve the quality and access plant HACCP Programs. No sampling program (except 100% testing) can eliminate the risk of pathogen presence. Therefore, these procedures are to be used to verify the effectiveness of the supplier's processes and HACCP Program(s). Through the use of pathogen intervention methods during processing and microbial sampling programs, we can evaluate the acceptability of a ground meat product.

Any establishment identified as not complying with SYSCO's Ground Beef and Veal Requirements will result in immediate suspension of production of a SYSCO Brand Supplier or immediate removal as an authorized P/L or MUA Supplier for distribution through a SYSCO Operating Company.

Note: SYSCO Brand suppliers must conform to SYSCO Brand specifications and requirements as detailed in the SYSCO Ground Beef Manual.

This program has been established to ensure that all ground beef products distributed through the SYSCO Network are manufactured under stringent quality standards. As the industry's leader in foodservice marketing and distribution, we will constantly strive to provide safe and wholesome products to our valued customers.

                                SYSCO CORPORATION

                   GROUND BEEF AND VEAL PREREQUISITE PROGRAMS

i) SYSCO AUTHORIZED SYSCO BRAND/MUA/PACKER LABEL SUPPLIERS

     METAL DETECTION REQUIREMENTS

     All production must be conveyed through a working metal detector prior to release for sale to check finished products for metal hazards. Supplier must provide verification of a working metal detector through submission of photographs and metal detector test verification displaying accurate calibration. Examples of a Metal Detector Settings Sheet, Metal Contamination Daily Log Sheet, and Calibration Check Sheet are attached and may be replicated.

     BONE SEPARATION/ELIMINATION SYSTEMS AND REWORK REQUIREMENTS

     All products will be manufactured with grinders equipped with functional bone chip and connective tissue elimination systems. Supplier must provide verification of a working bone separation and elimination system through submission of photographs of processing equipment. The use of rework in SYSCO products will be limited to maximum 3%.

     A bone chip/cartilage eliminator will be utilized in the final grinding process (with the exception of coarse grind products). The exudate from the bone chip/cartilage remover will not be added back to the finished product unless further reduced in particle size through a 1/16" plate. The rework percentage will comply with applicable USDA requirements and will be documented in a rework usage log to ensure trace-ability of rework to original raw materials. Supplier will provide copy of rework usage documentation to SYSCO (on the attached form or an approved replica).

     Rework generated during the normal production process may be added back into the product flow, provided all rework is documented on batch sheets and is traceable to original raw materials. Rework will be limited to maximum 3% per batch based on finished weight. HOLDOVER rework from previous day's production will NOT be permitted.

     RAW MATERIAL TESTING REQUIREMENTS

     SYSCO has categorized raw materials into two distinct categories as follows:

     (1)  INTEGRATED SUPPLIERS:

     SYSCO recognizes that integrated suppliers (slaughter, fab, ground beef production in one USDA establishment) have taken significant action to reduce pathogen contamination through use of intervention methods in the slaughter area of the plant. Therefore, SYSCO will require one of the two testing programs for integrated suppliers, they are as follows:

         A) UTILIZE IN-HOUSE TRIMMINGS ONLY:

           . E.coli 0157:H7 testing on carcasses at a rate of one carcass per day as well as E. coli 0157:H7 testing on combos or pallets of raw materials at a rate of one combo per shift. SYSCO will require that integrated suppliers provide documented results, sampling and testing procedures upon request.

         B) UTILIZE IN-HOUSE TRIMMINGS AND OUTSIDE RAW MATERIALS:

           . E.coli 0157:H7 testing can be performed on carcasses fabricated exclusively for in-house trimmings at a rate of one carcass per day as well as E. coli 0157:H7 testing on combos or pallets of raw materials at a rate of one combo per shift. (Refer to sampling and testing protocols below). SYSCO will require that integrated suppliers provide documented results, sampling and testing procedures upon request.

           . If the outside raw material supplier is an Approved SYSCO Brand
             Supplier, the facility may perform carcass testing for E. coli 0157:H7 at a rate of 1 test per every 300 carcasses per day in lieu of combo and /or pallet sampling. The facility must provide a copy of the results or a certificate that states "A program is established for the purposes of testing carcasses used in the manufacturing of these trimmings. Carcass sampling protocol will be at a rate of 1 test per 300 carcasses per day for E.coli 0157:H7".

           . E. coli 0157:H7 testing must be performed on combos or pallets of ALL raw materials purchased from NON-APPROVED SYSCO Suppliers.

All suppliers must forward documentation on each USDA approved pathogen reduction activity performed at your slaughter plant to reinforce your company's commitment to reduce, prevent, or eliminate pathogenic organisms such as E. coli 0157:H7. Examples of these activities include, but are not limited to steam pasteurization, steam vacuums, organic/hot water rinses. Please include copies of test results, method of sampling, frequency of sampling, testing procedure, critical limits, and corrective action during non-conformance. If you choose as a supplier to not provide documentation describing these intervention steps, then SYSCO will mandate testing of all raw materials used in the ground beef products for the presence E.coli 0157:H7, prior to their use in your formulations.

(2)  NON-INTEGRATED SUPPLIERS:

All non-integrated suppliers marketing ground beef products to SYSCO will be required to test ALL raw materials for E. coli 0157:H7 prior to usage in ground beef formulations. Non-integrated suppliers purchasing raw materials from outside slaughter facilities are required to test raw materials by one or more of the following programs:

a)   If the outside raw material supplier is an Approved SYSCO Brand
     Supplier, the facility can perform carcass testing for E. coli 0157:H7 at a rate of 1 test per every 300 carcasses per day. The facility must provide a copy of the results or a certificate that states "A program is established for the purposes of testing carcasses used in the manufacturing of these trimmings. Carcass sampling protocol will be at a rate of 1 test per 300 carcasses for E.coli 0157:H7".

                                       OR

b) Raw materials can be tested prior to shipment, prior to receipt, or upon receipt. The sampling protocol for the raw materials is as follows:

SAMPLING PROTOCOL OF TRIMMINGS:

IMPORTED RAW MATERIALS:

(1) Raw materials must be tested according to standards established by the Australian Meat Council as written in the "Testing For E.coli 0157:H7 In Beef For Manufacturing: Proposed Sampling and Testing Procedure For Use in Australia", prior to shipment to the plant. This protocol states that:

     a) The minimum number of cartons sampled per lot (those cartons of manufacturing beef products packed on a given packing line between suitable clean-ups) will normally be five. The sampling frequency must be equivalent to at least 5 cartons per 700 (roughly equivalent to a container load) cartons.

     b) Pack Dates and/or lot numbers must be identified on product and test results.

     c)   Test results must be mailed or faxed prior to shipping.

(2) Corrective action: If product tests presumptive positive, product must be held pending confirmation test. If results are presumptive positive, do not use raw materials in SYSCO Corporation Brand products. Necessary steps must be taken to insure raw materials are isolated pending confirmation. DO NOT use any confirmed positive raw materials in raw ground products.

RAW  MATERIALS TESTED PRIOR TO RECEIPT:

(1)    Raw materials must be tested prior to delivery to the plant.

(2)  Combos: separate into a maximum of 5-2000 lb. Lots.

     Cartons/Boxes: a minimum of 5% of cartons of the lot must be sampled.

     Pack Dates and/or lot numbers must be identified on product and test results.

(3)  Test results must be faxed to the plant prior to receipt.

(4) Corrective action: If product tests presumptive positive, product must be held pending confirmation test. If results are presumptive positive, do not use raw materials in SYSCO Corporation Brand products. Necessary steps must be taken to insure raw materials are isolated pending confirmation. DO NOT use any confirmed positive raw materials in raw ground products.

Raw Materials Tested At Plant Prior to Use:

(1)  Raw materials must be tested prior to delivery to the plant.

(2)  Combos: separate into a maximum of 5-2000 lb. Lots.

     Cartons/Boxes: a minimum of 5% of cartons of the lot must be sampled.

     Pack Dates and/or lot numbers must be identified on product and test results.

(3)  Test results must be faxed to the plant prior to receipt.

(4) Corrective action: If product tests presumptive positive, product must be held pending confirmation test. If results are presumptive positive, do not use raw materials in SYSCO Corporation Brand products. Necessary steps must be taken to insure raw materials are isolated pending confirmation. DO NOT use any confirmed positive raw materials in raw ground products.

TESTING PROTOCOL:

..          Testing programs can be accomplished at the local USDA inspected facility, at an independent laboratory, or by the supplier prior to delivery to the plant.

..    Testing methods for E.coli 0157:H7 must be performed through the use of
     AOAC traditional or rapid (BioControl, Neogen, Organon Teknika, etc.) methodology,

..    Presumptive positive tests must be confirmed through the use of an
     AOAC/USDA Approved Method.

..    Results must be maintained on file for review or may be completed by your supplier with a certificate of analysis submitted with each load.

..    A copy of the analysis results must be provided to SYSCO Corporation upon request.

DOCUMENTED HACCP PROGRAM

All producers of ground meat products for SYSCO Operating Companies must comply with the implementation of HACCP as mandated by USDA in the Final Rule on Pathogen Reduction and Hazard Analysis and Critical Control Point Systems. SYSCO encourages suppliers of products such as ground beef that are by definition "potentially hazardous" to implement HACCP in advance of the time frame legislated by USDA in the final ruling. If the HACCP document is complete the supplier must document the CCP's and provide confirmation of monitoring and verification steps, and provide a copy of the HACCP flow charts, which identify the CCP's. If the final HACCP document has not been finalized, the supplier must complete a basic hazard analysis and identify the CCP's for chemical, biological and physical hazards inherent to ground meat products. The supplier must establish monitoring programs to reduce, prevent, or eliminate those hazards in finished product, and identify corrective action plans when deviations occur. The documented CCP's must be provided to SYSCO to affirm the hazard analysis.

PRODUCT WITHDRAWAL/RECALL PROGRAM

In the event of a recall SYSCO and/or its Operating Companies must be contacted immediately. An annual mock recall is recommended. Acceptable results for a mock recall are 100% of the product located within two hours. A Withdrawal/Recall Program, which meets SYSCO's Basic Format, must be in place for all Branded or Packer label suppliers. The Basic Format Requirements for Recall Policies are included on the attached document entitled Recall Policy - Basic Format Recommendations.

RANDOM VERIFICATION OF FOOD SAFETY INITIATIVES

Throughout the year SYSCO Quality Assurance will be randomly select Approved Suppliers of SYSCO Brand and Authorized P/L or MUA suppliers to submit product documentation verifying compliance to the five key elements. This will include but is not limited to: batch sheets identifying raw materials utilized, documented E.coli 0157:H7 test results for those raw materials identified on the batch sheets, completed metal detector calibration sheets for that days production, documented Verification of CCP Compliance, and rework documentation.

                         METAL DETECTOR TEST PROCEDURES

CALIBRATION AND VERIFICATION OF CALIBRATION:

Ferrous, non-Ferrous, and Stainless Steel standards will be utilized to calibrate and verify calibration of metal detection equipment. The minimum acceptable sensitivity levels for the three types of metal will be 3.0 mm Ferrous, 3.5 mm non-Ferrous, and 5.0 mm Stainless Steel.

AFFIRMATIVE DOCUMENTATION:

Operation of a metal detector must be verified at least once every two hours. Any time a line goes down, the metal detector must be checked upon line start-up. Any time a product change occurs on the line, the metal detector must be checked upon line start-up. Standardized metal spheres should be used to determine the detector's capabilities. This practice eliminates the orientation effect on other shapes. A metal detector log (example attached) should be kept and it should posses the following:

     .  Time oriented data
     . Documented verification that the system rejected the test standards effectively
     . Corrective action taken relative to the equipment, if testing indicates inadequate operation.
     .  An inspector's signature

Proper documentation systems include a Metal Contamination Daily Log. Any time a metal particle is found, it should be kept for future reference, if the source is known, it should be recorded. If not, an investigation should be initiated, and the results of this investigation should be documented.

PROPERLY FUNCTIONING AUTOMATIC REJECT SYSTEM:

Automatic rejection systems are necessary to effectively and reliably reject contamination. Manual/Operator-centered reject systems are high risk, and rely entirely on the efficiency of the line operator.

DETECTOR CALIBRATED TO PRESCRIBED SENSITIVITY:

Standardized metal spheres should be used to determine the detector's capabilities. SYSCO requires that the detector be set up to detect a ferrous sphere, a non-ferrous sphere, and a stainless steel sphere.

ACTION PLAN IN PLACE WHEN TEST FAILS:

When a failure to detect is noted during routine testing, all production since the previous testing should be considered suspect. All suspect product should be rescreened once the metal detector is recalibrated.

                                 METAL DETECTOR
                             CALIBRATION CHECK SHEET

LINE IDENTIFICATION: ___________________________________________________

DATE: ____________________________

TEST STANDARD: Ferrous_________________  Non-Ferrous________________
_____Stainless_________________

    TIME                 TEST                DETECTED              REJECTED                    ACTION                     CHECKER
   AM/PM               STANDARD                [X]                   [X]                                                  INITIALS
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
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

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

                                                                                                               Date __________
                                                    METAL CONTAMINATION DAILY LOG
------------------------------------------------------------------------------------------------------------------------------
  TIME                 LINE                     DETAILS OF            SOURCE,                      CATEGORY
                  IDENTIFICATION              CONTAMINATION          IF KNOWN                 SUPPLIER/PROCESSING
                                                                                                   PERSONNEL
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

                                                                                                               Date __________
                                                   REWORK USAGE DAILY LOG
------------------------------------------------------------------------------------------------------------------------------
    TIME             LINE                       SOURCE OF                BONE SEPARATION                      PACK DATE OF
                  IDENTIFICATION                 REWORK                      MATERIAL                            REWORK
                                              (MAXIMUM 3%)                  (LIMIT 3%)
------------------------------------------------------------------------------------------------------------------------------

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

HOLDOVER REWORK NOT PERMITTED IN PRODUCT FORMULATED FOR SALE TO SYSCO

                            RECALL/WITHDRAWAL POLICY

                          BASIC FORMAT RECOMMENDATIONS

STATEMENT OF DEFINITIONS:
Product Recall - A product recall is a voluntary action by the firm that marketed the product or an action requested by a regulatory agency. An actual recall is removing from marketing and distribution channels those products which are adulterated or mis-branded to the extent such products are subject to seizure under current policy and guidelines of the United States Department of Agriculture (USDA) or the federal Food and Drug Administration (FDA). Product recall is an efficient and effective means of removing sizable quantities of products from the marketplace. The alternative to product recall is seizure or other legal action by regulatory agencies.

Market Withdrawal - This is a situation where no violation is involved or the violation is minor and product is not subject to seizure under current FDA or USDA policy and guidelines.

Stock Recovery- This is a situation where none of the product has left the direct control of the manufacturer or primary distributor. This type of action would be a product recall or market withdrawal if the product were in distribution channels.

Effectiveness Checks - Contact verifications made based on regulatory agency direction to assure that the recall has been effectuated. An alphabetic letter represents the extent to which these verifications are made.

CLASSIFICATIONS OF PRODUCT RECALL:
Class I Recall - This is an emergency situation involving the removal from marketing and distribution channels those products that, because of a deficiency, pose an immediate or long-term serious threat to health or life. An example of such a product is a food product containing botulinum toxin. In a Class I Recall, top priority must be given to the complete and immediate removal of the recalled products from all levels in the distribution chain all the way down to the consumer level.

Class II Recall - This is a priority situation in which a product may cause temporary or medically reversible adverse health consequences and where the probability of serious adverse health consequences is remote. An example of such a product is a food product containing Salmonella enteritis. In a Class II Recall, products must be removed from all levels in the distribution chain.

Class III Recall - This is a routine situation in which adverse health consequences of a product deficiency are highly improbable or non-existent. Products are recalled because of adulteration or misbranding not involving a health hazard. Examples of Class III Recalls are situations involving improperly labeled products or products with filth contamination. In a Class II Recall, products must be removed from the wholesale levels of the distribution chain. FDA and the USDA generally require that the product be recalled to wholesale level.

RECALL ACTION TEAM
List of Names - Provide names of individuals who will be a part of the Recall Action Team, Along with business and home telephone numbers. For each individual an alternate should be designated to act on his/her behalf in case of absence. Representation from various aspects of the company should be included, such as Production, Quality Assurance/Control, Logistics/Warehousing Operations, Marketing/Sales, Accounting and Legal.

DETAIL OF INDIVIDUAL TEAM MEMBER RESPONSIBILITIES -
The role(s) and responsibilities of each team member should be clearly defined. List the functions of each team member and to whom they are accountable.

PRODUCT COMPLAINT FORM/FILE:
The company should maintain a complaint log and record all information received for each complaint. The complaint form should include customer name, product code/description, product code date, detailed explanation of problem, and action taken to correct problem.

INITIATION OF RECALL/EXTERNAL NOTIFICATION OF REGULATORY AGENCY:
Any manufacturer that initiates a recall for a Food Safety related reason should notify the appropriate regulatory agency having jurisdiction with information including:

     . Reason for Recall: Foreign material, foodborne illness, contamination, etc.
     . Recalled production information, such as name, code marks or lot numbers, plant number/name, date of production, etc.
     .  The amount of product involved, broken down as follows:
     . Total quantity of recalled product originally in company's possession. . Total quantity distributed at the time of recall
     .  Total quantity remaining in the company's possession
     . Areas of distribution of the recalled product: by area, cities, states, country if exported, along with the retailers' and wholesalers' names and addresses.
     . Information on any other product which could be affected by the same hazard.

INTERNAL NOTIFICATION AND INSTRUCTIONS:
Recall policies should provide detailed instructions for plant/company employees to follow in the event of a Product Recall.

PREPARATION OF PUBLIC NOTICE:
To avoid damaging publicity the Recalling Firm should take precaution in preparing public notice. Accurate, timely communication with regulatory agencies is important; contact with the agency and release of information to the press should be made only when solid facts are available. The Recall Policy must provide a description of the type of public notice and who will be responsible to speak to the media if necessary.

CONFIRMATION LETTER TO CUSTOMERS:
The Recall Policy should include a template example of correspondence that will be sent to wholesale and/or retail customers in the event of a Product Recall. The letter should include customer name, address, description of problem, quantity if known, specific instructions for handling product, and explanation of product credit and/or replacement. The letter should provide a means for the recipient to report to recalling firm whether it has any of the product, i.e., by phone contact, fax, or a mail in card.

PRODUCT RECOVERY AND DISPOSITION:
Transportation of suspect product to the Recalling Firm's designated location must be handled in an expedient manner. An accurate inventory of returned goods must be kept. Records of product picked up from customers must be accurate. Upon receipt, product should be segregated, and retested if appropriate. Product must be held until a final disposition is reached.

TERMINATION OF RECALL:
The point at which satisfactory disposition of the recalled product has been made and the information required for the summary of the recall is complete. The summary of the recall would include confirmation of the corrective measures taken by the recalling form to eliminate from its manufacturing and distribution processes those conditions or practices which created the recall.

FLOW CHART OF RECALL PROCESS (RECOMMENDED, BUT NOT REQUIRED):

        GROUND BEEF SUPPLIER COMPLIANCE CHECK SHEET/RELEASE FORM CY 2002

   [ ]  SYSCO BRAND     [ ] PACKER LABEL       [ ] NATIONAL ACCOUNT SUPPLIER

                             (Check All That Apply)

Supplier Name:    __________________________ EST#:     _________________________

Address:          __________________________ Phone:    _________________________

                                             _____________________________  FAX:
                                                       _________________________
Contact:          __________________________ Title:    _____________________

Select appropriate Option (A or B) and provide information as requested.

1)  Option A: Previously Authorized Supplier  (All information on file at
              Sysco Corporate)

     [ ]  Yes    [ ]   NO        1.  HACCP, Recall/Withdrawal Policy, Metal
                                     Detection,Bone Separation/Elimination, and
                                     E.coli 0157:H7 Programs have not changed.
                                     Please maintain on file all information
                                     submitted in CY 2001.

2)  Option B: (Please complete if information has changed since CY 2001 or if not previously approved)

a)  Documented HACCP Program as per USDA/FSIS Guidelines
     [ ]  Yes    [ ]   NO        2.  Flow Chart identifying CCP's (Copy of
                                     product flow chart with CCP's identified attached).

b)  Documented Recall/Withdrawal Policy
     [ ]  Yes    [ ]   NO        1.  Written Recall Policy and Recall Action
                                     Team (Copy Attached )

c)  Metal Detection/Physical Hazard Protection Program
     [ ]  Yes    [ ]   NO        1.  Metal Detection systems on ALL lines used
                                     to produce ground meats. (Pictures
                                     Attached)
     [ ]  Yes    [ ]   NO        2.  Written and Documented Program including
                                     appropiate corrective actions when test
                                     fails for metal prevention.  (Metal
                                     prevention program and completed
                                     documentation attached)

d)  Bone Separation/Elimination System(s) Program
     [ ]  Yes    [ ]   NO        1.  Written Program for Bone Elimination
                                     Systems including action plan when test
                                     fails.  (Pictures Attached)
     [ ]  Yes    [ ]   NO        2.  Written and  Documentation of routine
                                     inspections of Bone Elimination system on all final grinders. (Documentation
                                     Attached)

e) E. coli 0157:H7 Testing Program (Check all that apply with supportive documentation)
     [ ]  Yes    [ ]   NO        1.  Integrated supplier utilizing in-house
                                     trimmings ONLY and testing carcasses at a
                                     rate of 1/day and testing combos/pallets
                                     at a rate of 1/shift. (Program and
                                     Documentation  Attached)
     [ ]  Yes    [ ]   NO        2.  Written program including documented
                                     verification of Carcass testing at a rate
                                     of 1/300 for E. coli 0157:H7 at the
                                     slaughter facility (Program Attached)
     [ ]  Yes    [ ]   NO        3.  Written program including documented
                                     verification  of raw material testing for
                                     E. coli 0157:H7 prior to delivery  with
                                     raw materials on HOLD pending laboratory
                                     analysis. (Program Attached)
     [ ]  Yes    [ ]   NO        4.  Written program including documented
                                     verification of raw material testing for
                                     E. coli 0157:H7 upon receipt with raw
                                     materials on HOLD pending laboratory
                                     analysis. (Program Attached)

NOTE: We grant SYSCO Corporate the authority to request copies of documentation to verify compliance to requirements.

II.
      ---------------------------------                      -------------------
           Authorized Signature:                                  Date:

             PLEASE RETURN TO SYSCO QUALITY ASSURANCE NO LATER THAN

                                JANUARY 31, 2002

III.
IV . FOR SYSCO USE ONLY:
                             ------------------------       ----------------
                             Reviewed and Approved By             Date

August 8, 2002


[Supplier]
[Est_]
[Sal] [FirstName] [LastName]
[Title]
[Address1]
[City], [State] [PostalCode]

Dear [Sal] [LastName]:

Over the past three years, SYSCO Corporation has required that ALL SYSCO Brand, Packer Label (P/L) and Multi-Unit or National Account (MUA) Suppliers of Ground Beef and Veal items comply with five critical food safety requirements. Attached is a copy of the SYSCO CY 2002 Ground Beef and Veal Requirements for Authorized SYSCO Brand, Packer Label and/or MUA Suppliers. SYSCO Operating Companies will only purchase products from suppliers that fully comply with these Food Safety Requirements.
In order to assist our Operating Companies in managing their Authorized SYSCO Brand, Packer Label and/or MUA Suppliers, SYSCO Quality Assurance will make available to all SYSCO Operating Companies a listing of all the SYSCO Brand Approved and Authorized Packer Label and MUA Suppliers for the CY 2002.
In order to accomplish this task, we are sending to all previously Authorized SYSCO Brand, Packer Label and/or MUA Suppliers approved for CY 2001 a copy of the SYSCO CY 2002 Ground Beef and Veal Requirements. SYSCO Quality Assurance is requesting that you complete the attached Ground Beef Supplier Compliance Check Sheet/Release Form for CY 2002 to verify that your company meets the CY 2002 Ground Beef and Veal Requirements. We are requesting that this information be forwarded to SYSCO Quality Assurance no later January 31, 2002.
SYSCO Quality Assurance will be corresponding with its Corporate Managed Multi Unit Account Customers to provide a complete listing of the authorized Packer Label and/or MUA Suppliers and seek their support for these important food safety initiatives. Our customers have been supportive of these initiatives the past three years and it is our desire to inform them of suppliers that are pro-active with SYSCO in establishing Food Safety Monitoring Procedures to reduce the risk of food-borne illness.
An Approved SYSCO Brand Supplier identified as not complying with SYSCO's Ground Beef and Veal Requirements will result in suspension of production and a Packer Label or MUA Supplier not complying with SYSCO's Ground Beef and Veal
Requirements will result in removal as an authorized supplier for distribution through a SYSCO Operating Company as of February 1, 2002.

If you have any questions or concerns, please contact Diane Deitzel @ 281-584-2819 or via Email @ deitzel.diane@corp.sysco.com or Mitch Gilgour @ 281-584-2844 via Email @ gilgour.mitch@corp.sysco.com.


Sincerely,


A. Craig Watson


Craig Watson
Assistant Vice President,
Quality Assurance


ddd
Attachments

          C: D. Abbey, L. Accardi, G. Covellis, D. Deitzel, J. Eilers, M.Gilgour, K. Hendee,


          S. Krull, D. Martin, M. McAllister, D. Robertson, R. Schnieders, R.Serrano, D. Smallwood, R.Thurber, J. Worral